EXHIBIT 10.55



          CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED ON A
                       REQUEST FOR CONFIDENTIAL TREATMENT

       OMITTED PORTIONS HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND
                               EXCHANGE COMMISSION









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                         OUTSOURCING SERVICES AGREEMENT


                                     BETWEEN



            CGI INFORMATION SYSTEMS AND MANAGEMENT CONSULTANTS, INC.
                                     ("CGI")


                                       AND



                             UCAR INTERNATIONAL INC.
                                    ("UCAR")





================================================================================

SECTION 1 -      DEFINITIONS...................................................2

SECTION 2 -      SERVICES......................................................7

SECTION 3 -      SITE OF OPERATION............................................10

SECTION 4 -      TRANSITION AND IMPLEMENTATION................................11

SECTION 5 -      SERVICE LEVELS...............................................15

SECTION 6 -      FEES.........................................................19

SECTION 7 -      ANNUAL REVIEWS...............................................21

SECTION 8 -      CHANGES TO THE PRODUCTION ENVIRONMENT........................22

SECTION 9 -      RESPONSIBILITIES OF UCAR AND CGI.............................23

SECTION 10-      TERM.........................................................23

SECTION 11 -     TERMINATION..................................................24

SECTION 12 -     HUMAN RESOURCES..............................................26

SECTION 13 -     CONFIDENTIALITY, PROPRIETARY RIGHTS AND SOFTWARE.............26

SECTION 14 -     SECURITY AND AUDIT...........................................28

SECTION 15 -     INSURANCE....................................................28

SECTION 16 -     WARRANTY.....................................................28

SECTION 17 -     LIMITATION OF LIABILITY......................................30

SECTION 18 -     FORCE MAJEURE................................................30

SECTION 19 -     ASSIGNMENT AND BINDING EFFECT................................30

SECTION 20 -     NO WAIVER....................................................31

SECTION 21 -     SEVERABILITY.................................................31

SECTION 22 -     NO AGENCY/INDEPENDENT CONTRACTOR.............................31

SECTION 23 -     ENTIRE AGREEMENT.............................................31

SECTION 24 -     COMPLIANCE WITH LAWS.........................................32

SECTION 25 -     GOVERNING LAW................................................32

SECTION 26 -     PUBLICITY....................................................32

SECTION 27 -     NOTICES......................................................32

SECTION 28 -     DISPUTE RESOLUTION AND ARBITRATION...........................33

SECTION 29 -     CONFLICTS OF INTEREST........................................34

SECTION 30 -     AUTHORIZATION AND ENFORCEABILITY.............................34

                             BASE SERVICES AGREEMENT

          BETWEEN:

          CGI Information Systems and Management Consultants, Inc., a duly constituted corporation having its offices at 600 Federal St., Andover, Massachusetts 01810, herein acting by its representatives duly authorized, as they so declare, (hereinafter referred to as "CGI")

                                      -AND-

          UCAR International Inc. a duly constituted corporation having its offices at 3102 West End Avenue, Suite 1100, Nashville, Tennessee 37203, herein acting by its representatives duly authorized, together with its subsidiaries and affiliates, as they so declare,

          (hereinafter referred to collectively as "UCAR")

          WHEREAS prior to the date of this Agreement UCAR has operated and managed internally an information systems and technology department;

          WHEREAS CGI possesses expertise and provides professional services in the support of applications portfolios, project development, systems integration, and the management, implementation, administration and operation of complex information technology infrastructures;

          WHEREAS UCAR desires to outsource its information technology infrastructure, data network services, the management and administration of its voice and data network services, as well as certain systems integration activities and applications development and maintenance services to CGI in accordance with the terms and conditions of this Agreement, so as to provide UCAR with access to world class IS/IT Services.

          WHEREAS CGI desires to manage and operate UCAR's information technology environment according to CGI's outsourcing business model;

          WHEREAS CGI is committed to supporting UCAR by providing at least the same level of service as UCAR currently enjoys and to help in realizing its Power of One business case by further identifying, proposing and evaluating technological solutions that may allow UCAR to benefit from potential areas of opportunity;

          WHEREAS, the parties desire that this Agreement be construed such that CGI be viewed as UCAR's information technology department and its [TEXT DELETED] of information systems and technology; and

          WHEREAS the parties desire that the Services shall be provided under the terms and conditions set forth in this Agreement.

          NOW THEREFORE in consideration of the mutual covenants contained herein, the parties hereto agree as follows:

SECTION 1 - DEFINITIONS

1.1     DEFINITIONS - As used in this Agreement:

        "ADDITIONAL SERVICES" mean any services that are different from, or in addition to, the Base Services;

        "AGREEMENT" means this Agreement including its Schedules and any amendments thereto;

        "APPLICATION SOFTWARE" means the group of computer-based programs of any format which perform a specific function or application which have been purchased from a third party or developed by UCAR prior to this Agreement or by CGI during this Agreement and which do not fall within the scope of the System Software, local area networks or desktop computers, together with all additions and enhancements thereto or replacements thereof provided;

        "APPLICATION SOFTWARE DEVELOPMENT" means the activities leading to the implementation into production of any Application Software, including without limitation activities required to perform: (i) the preliminary analysis, (ii) the architecture, (iii) the functional design, (iv) the application design, (v) the programming, (vi) the testing (functional, integrated and user acceptance testing), (vii) the implementation, (viii) training and (ix) the project management and support activities to develop a new Application Software or an improvement to an existing Application Software which is not an Application Software Support activity;

        "APPLICATION SOFTWARE SUPPORT" means the following activities: (i) implementation of improvements or changes to existing Application Software where such activity may be authorized by the Change Management Committee or (ii) provision of maintenance and corrective actions resulting from problems or defects in the Application Software;

        "ASSIGNED CONTRACTS" are the contracts specified as "Assigned Contracts" on Schedule D to which UCAR is a party and which relate to the functions and responsibilities for which CGI is assuming responsibility hereunder.

        "BASE SERVICES" mean the services, functions and responsibilities described in Schedule "A" hereto, and the J.D. Edwards Project;

        "BASELINE LEVEL OF RESOURCES" is the amount, with respect to each Measured Resource, to be established during the Transition period as provided in
Section 4.2. The amounts set forth in Schedule K will be verified during the Transition Period.

        "BUDGET PERIOD" means the twelve (12) month period that commences each January or such other month as the parties may mutually agree during the Term;

        "CGI SITE" means the various facilities owned or leased by CGI to be used by CGI to house any components of the Computer System;

        "CGI SOFTWARE" is any software, or part of any software, that is designed, developed, owned, modified or provided by or on behalf of CGI;

        "CHANGE" means any modification as authorized by the Change Management Committee which has the effect of changing, modifying or altering the Computer System when the modification is implemented;

        "CHANGE MANAGEMENT COMMITTEE" means the committee as defined in Section
8.2 (Change Management Committee);

        "CIO" means the UCAR Chief Information Officer;

        "COMMENCEMENT DATE" means 16 April 2001;

        "COMPUTER SYSTEM" means all components of the computer system to be operated at the Operations Sites including without limitation, the Hardware, the System Software and Data, storage media and other supplies of UCAR, and personal computers and attached peripherals generally located at the user workstation, including LAN/WAN access and desktop software;

        "CONTRACT MANAGEMENT OFFICE" means the management body used by CGI to manage and deliver Services to UCAR;

        "Data" means the representation of information or computer instructions in a formalized manner suitable for interpretation or processing including, without limitation, any information set forth in hard copy document or stored on disk, magnetic media, or other storage media together with any combination or organization thereof;

        "DATA CENTER SERVICES" means the activities required to deliver the Production and includes the operation of the Computer System, help desk, management of the data communications and related technical support services;

        "ENHANCEMENT" means all new versions, releases, successor products, revisions, improvements, upgrades, modifications, customizations, changes, corrections, or adjustments made to any of the System Software;

        "HARDWARE" means the computer equipment used to provide the Services hereunder and owned or leased by UCAR before or during the term of this Agreement together with all upgrades or additions or replacements made during the Term;

        "INFORMATION SYSTEMS MANAGEMENT" means the management activities to be performed by CGI to fulfill its responsibilities listed in Schedule "A" (Base Services);

        "[TEXT DELETED]" means those persons listed on Schedule "G";

        "IS/IT SERVICES" means (i) the development and maintenance of application systems, including the management and the implementation of any defined third-party information services/information technology products and systems integration activities, and (ii) the management of UCAR's information technology processing infrastructure and associated operations including management and administration of internal data and voice communications and desktop; (iii) related administrative functions (ex. report generation); such IS/IT Services are part of the Base Services;

        "IT STEERING COMMITTEE" means the UCAR management committee composed of UCAR and CGI representatives responsible for the strategic direction of UCAR information technology. This committee shall be chaired by a UCAR Senior Executive. UCAR representatives shall be appointed by the UCAR Chief Executive Officer. The Chief Executive Officer of CGI shall appoint a representative to act on its behalf

        "J.D. EDWARDS PROJECT" means the services to be provided as described in Schedule C, which, for purposes of Section 11, will be deemed a Tier III Project;

        "MEASURED RESOURCE" is any resource used by CGI to provide the Base Services for which a baseline has been established as provided in Section 4.2 or for which a baseline may be established by mutual agreement from time to time. Schedule K contains a list of the Measured Resources for which CGI and UCAR currently expect a Baseline Level of Resource will be established.

        "MISSION CRITICAL ACTIVITIES" means a Computer System or Base Services relating to UCAR's core business activities within a single UCAR division or operation of equivalent importance or on a company-wide basis, and which is critical to UCAR;

        "OPERATIONAL FRAMEWORK" means CGI's information technology management framework, which is the basis of CGI's ISO 9001 certification, and consists of elements related to the management of a company's information technology function. It specifies the roles and responsibilities of each "IT stakeholder", describes the methodologies, practices and tools required for IT-related activities, and contains the processes inherent to information technology services management;

        "OPERATIONS SITES" means any location from which CGI provides the Services, including the UCAR Sites and CGI Sites;

        "[TEXT DELETED]" means the [TEXT DELETED] with whom [TEXT DELETED] for [TEXT DELETED] when all [TEXT DELETED] such as [TEXT DELETED], and [TEXT DELETED] being [TEXT DELETED] when taking into [TEXT DELETED] the [TEXT DELETED] on those [TEXT DELETED] when [TEXT DELETED] to a [TEXT DELETED].

        "PRIME INTEREST RATE" means the prime commercial lending rate expressed as an annual rate, which Citibank, N.A. establishes, from time to time, as a reference rate of interest for the purpose of determining the rate of interest that it shall charge to its commercial customers for loans in U.S. funds;

        "PRODUCTION" means the processing activities including backup and recovery and usual on demand job requests to be executed on the Computer System in order to meet UCAR processing requirements;

        "PRODUCTION SCHEDULE" means the predefined Production activities, automated or not, that have to be executed during a given period;

        "PURCHASED ASSETS" means the assets designated as such and set forth on Schedule "D";

        "RELOCATION PROJECT" shall mean the activities required to migrate the Data Center Services from the UCAR Sites to CGI Sites;

        "RELOCATION PROJECT PLAN" shall have the meaning ascribed to it in
Section 3.3 hereof

        "RETAINED CONTRACTS" are the contracts specified as "Retained Contracts" on Schedule E to which UCAR is a party and which relate to the functions and responsibilities for which CGI is assuming responsibility hereunder.

        "SERVICES" means those services to be performed or provided by CGI under this Agreement, including the Base Services and Additional Services;

        "SYSTEM INTEGRATION" means to customize, modify, integrate, or configure components (hardware, software, computerized business solutions and supporting equipment), or manage the foregoing activities, when necessary, to satisfy inter-connectibility, compatibility, supportability, reliability or operability requirements and UCAR information processing requirements, including assembly, installation, testing, implementation, integration (including integration of third party software products), rendering operational and supporting off the shelf or third party information technology solutions into the Computer Systems and Application Software;

        "SYSTEM SOFTWARE" means the group of computer-based programs of any format which are used in conjunction with the Hardware including, without limitation, the computer programs listed in Schedule "F" (System Software) hereto together with any and all computer program Enhancements or replacements and any additional computer-based programs which are generally known as operating software, utilities or system software;

        "TARGET SERVICE LEVELS" means the levels of service that CGI shall provide to UCAR to be defined during the Transition Period in accordance with
Section 5;

        "TERM" means the period of time that this Agreement shall remain in effect from the Commencement Date as set out in Section 10 (Term) hereof;

        "TIER III PROJECTS" are projects related to the development and implementation of new applications, the analysis, development and implementation of infrastructure projects, Application Software Development, Applications Software Support Services and Enhancements that require more than [TEXT DELETED] of [TEXT DELETED] during the first 12 months of the Term, [TEXT DELETED] of [TEXT DELETED] during the second 12 months of the Term, and [TEXT DELETED] of [TEXT DELETED] during the remainder of the Term, and other similar projects that the Change Management committee determines would fall outside of the scope of the Base Services.

        "TIER III PROJECT RATES" means the rates set forth on Schedule H and identified as either long-term rates or short-term rates. Long-term rates will apply to those personnel resources that UCAR commits to obtain from CGI as part of any Annual Technology and Maintenance Plan pursuant to Section 2.7.

        "TRANSITION PERIOD" means the ten (10) month period commencing on the Commencement Date.

        "UCAR SITES" means the facilities at which the Services are to be performed and which UCAR may make available to CGI hereunder. The initial UCAR Sites are identified on Schedule N;

        "UCAR SOFTWARE" is any computer program (including applications, utilities and operating systems software) or database owned or licensed by UCAR or its affiliates that will be accessed or used by CGI in providing Services under this Agreement, including any of the foregoing set forth in Schedule "F";

1.2 GENDER AND NUMBER - In this Agreement, words importing the singular include the plural and vice-versa, and words importing gender include all genders.

1.3 CURRENCY - All references to amounts of money herein, unless otherwise specified, shall be in U.S. Dollars.

1.4 SECTION HEADINGS - The insertion of headings and the division of this Agreement into Sections are for convenience of reference only and shall not affect the interpretation thereof.

1.5 SCHEDULES - The following Schedules are appended hereto and form part of this Agreement:

                                 A. Base Services
                                 B. Tier III Project Methodology
                                 C. J.D. Edwards Project
                                 D. Purchased Assets and Leased Assets
                                 E. Third Party Contracts
                                 F. Software
                                 G. In-Scope Personnel
                                 H. Pricing
                                 I. Transition Plan
                                 J. Target Service Levels
                                 K. Baseline Level of Resources
                                 L. Termination for Convenience Fee
                                 M. Travel and Expense Guidelines
                                 N. UCAR Sites
                                 O. Current Projects
                                 P. [TEXT DELETED]

1.6 STATEMENT OF OBJECTIVES - Each party acknowledges that the other is investing significant time, effort and money in establishing the relationship described in this Agreement, including the purchase by CGI of considerable IS/IT assets and resources (including the transition of UCAR employees to CGI), the assumption by CGI of certain UCAR contractual obligations, and the amortization over the Term of certain start-up costs. The parties agree that this investment of time, effort and money is being made with the objective of establishing a long term, stable and mutually beneficial relationship where CGI will be the exclusive provider of Base Services, including System Integration services, to UCAR; and that CGI will be viewed as the information technology department of UCAR and [TEXT DELETED] OF [TEXT DELETED] services. The objectives of this agreement shall be:

                1.      Cost efficiencies through infrastructure improvements
                2. Maintain or improve current service level and breadth of service
                3. Improved IS/IT procurement efficiency, including, where CGI is able, procurement for out of scope locations
                4.      Data center consolidation
                5.      Implementation and maintenance of J.D. Edwards

SECTION 2 - SERVICES

2.1 GENERAL -- Commencing on the Commencement Date and thereafter during the Term, CGI will provide to UCAR on an exclusive basis, and UCAR will obtain from CGI UCAR's requirements for, the Base Services in accordance with the terms of this Agreement. UCAR may request or require such Additional Services that CGI may provide pursuant to this Agreement. CGI agrees that it will continue to perform, at no additional charge to UCAR, the projects described on Schedule 0 that are being performed by UCAR as such projects are scoped as of the Commencement Date.

2.2 J.D. EDWARDS PROJECT - CGI will implement the J. D. Edwards Project in accordance with Schedule C and the terms of this Agreement. Within the [TEXT DELETED] days after the Commencement Date, CGI, with UCAR's assistance, will develop a [TEXT DELETED] for [TEXT DELETED] the [TEXT DELETED] OF J.D. Edwards. If UCAR and CGI agree on either [TEXT DELETED] the [TEXT DELETED] of the J. D. Edwards Project (solely to [TEXT DELETED] the [TEXT DELETED] of the [TEXT DELETED]) or [TEXT DELETED] the [TEXT DELETED] of the J. D. Edwards Project within that [TEXT DELETED] day period, including [TEXT DELETED] and [TEXT DELETED], then Schedules C, H and L shall be amended as mutually agreed to reflect such [TEXT DELETED] or [TEXT DELETED]. Such [TEXT DELETED] shall be in accordance with the same general economic principles used to establish the pricing in this Agreement.

2.3 TIER III PROJECTS - Commencing on the Commencement Date and thereafter during the Term, UCAR (i) will [TEXT DELETED] from CGI at least [TEXT DELETED] of [TEXT DELETED] in accordance with Schedule P hereto, and
        (ii) will consider CGI its [TEXT DELETED] of [TEXT DELETED] other [TEXT DELETED] and may obtain from CGI such [TEXT DELETED] in accordance with the terms of this Agreement. CGI's sole remedy for UCAR's failure to [TEXT DELETED] its [TEXT DELETED] under subsection (i) above is the express remedy set forth on Schedule P. For each Tier III Project, CGI will charge UCAR a fixed price or on such other basis as the parties may mutually agree. If UCAR and CGI cannot agree on a fixed price or another charging mechanism for a specific Tier III Project, then the Tier III Project Rates will apply to that Tier III Project. While the parties agree that Tier III Projects include certain Applications Software Support and Enhancement activities that exceed a specified number of person hours of effort, CGI agrees that, on an exception basis, UCAR may request that CGI perform such a Tier III Project with the then current Applications Software Support staff at no additional charge to UCAR. In that event, the Change Management Committee will reprioritize the work then being performed by the Applications Software Support staff and will make appropriate adjustments to the Target Service Levels. The parties agree that, except in extraordinary circumstances, the Applications Software Support staff will not be required to reprioritize its work where the reprioritization will result in noticeable deterioration of Services to UCAR's business units. Prior to redeployment of personnel resources to the JD Edwards Project and during the Transition Period, CGI acknowledges that UCAR may, more as the rule rather than the exception, request that a particular Tier III Project be provided with the then current Applications Support Staff.

2.4 USE OF EXTERNAL SUPPLIERS - When UCAR desires to use an external supplier to perform any Tier III Project subject to and in accordance with Section 2.3 hereof, the following terms and conditions will apply:

        2.4.1 UCAR will advise CGI in advance of its intention to obtain a written price quote and proposal from an external supplier to perform that Tier III Project, and CGI will have the first opportunity to provide UCAR a proposal for the Tier III Project. If, following consideration of CGI's proposal, UCAR elects to obtain a proposal from a third party, then UCAR may do so. Before accepting any [TEXT DELETED] for a [TEXT DELETED], UCAR will provide CGI with enough information such that CGI can determine its [TEXT DELETED] to [TEXT DELETED] as the [TEXT DELETED] for the [TEXT DELETED]. If CGI agrees to provide to UCAR the [TEXT DELETED] on [TEXT DELETED] at least as [TEXT DELETED] as the [TEXT DELETED] contained in the [TEXT DELETED] then UCAR will allow CGI to [TEXT DELETED] the [TEXT DELETED] on [TEXT DELETED]. If CGI elects to not [TEXT DELETED] the [TEXT DELETED] on such [TEXT DELETED], then UCAR may elect to have [TEXT DELETED] the [TEXT DELETED] on the [TEXT DELETED] contained in the [TEXT DELETED] and the remaining provisions of this Section 2.4 will apply.

        2.4.2 The parties will establish a mutually acceptable process and the parameters upon which the deliverables of IT services or project awarded to an external supplier shall be integrated into the Computer Systems or Application Software managed by CGI. For such an award to an external supplier, CGI will, as a Tier III Project, estimate efforts and pricing for all applicable System Integration activities, of such IT service or project through the preparation of a Tier III Project charter in the format described in Schedule B. The Project charter will also include any and all financial impact on Base Services. CGI will perform the applicable System Integration activities as a Tier III Project and in accordance with the Tier III Project charter.

        2.4.3 CGI will not be responsible for the deliverables provided by any external supplier to whom UCAR may award a Tier III Project. UCAR will pay CGI at the Tier III Project Rates for any additional work caused by a defect of such deliverables or the acts or omissions of the external supplier.

        2.4.4 If, notwithstanding the establishment of a process as stated in subsection 2.4.2 above, the award of a Tier III Project to an exernal supplier is or, based on reasonable expectations, will be an impediment to CGI's ability to deliver the

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                Services in accordance with this Agreement, the obligations of
                CGI, including the Target Service Levels will be appropriately adjusted as agreed to by the parties.

        2.4.5 If UCAR requests that CGI and one or more external suppliers submit a proposal for a Tier III Project, then that request for proposal will contain the same technology requirements and terms and conditions for all parties invited to submit such a proposal.

        2.4.6 The parties agree to review on a periodic basis, at the IT Steering Committee meetings, the reason, nature and value of any Tier III Projects awarded to external suppliers to ensure that they have only been awarded as allowed by this Agreement and to determine how CGI can better meet the full IT needs of UCAR.

2.5 ADDITIONAL SERVICES - During the Term, CGI may from time to time provide UCAR with Additional Services reasonably requested by the Change Management Committee or required by UCAR, including without limitation implementing and operating new systems, developing and implementing enhancements to existing systems, replacing existing systems with new systems, and otherwise providing UCAR with additional capabilities to support its business operations, all in accordance with the following:

        2.5.1 Where feasible, CGI will submit to UCAR a proposal to provide the Additional Services on a fixed price or other mutually agreeable basis, and UCAR will duly consider each such proposal and will either accept or reject such proposal within a reasonable time.

        2.5.2 Until CGI submits and UCAR accepts a proposal to provide any Additional Services on a fixed price or other mutually agreeable basis, CGI will provide the Additional Service on a time and materials basis, and UCAR will pay CGI, at the Tier III Project Rates for the additional resources utilized in providing the Additional Services, and will reimburse CGI for any out-of-pocket expenses, including payments to third parties, incurred by CGI in connection therewith, or on such other basis as the parties may agree upon at that time. All expenses shall be reimbursed only in accordance with Schedule M.

2.6 CONTRACT MANAGEMENT OFFICE ("CMO") - CGI shall assign a full time dedicated manager who shall be responsible for the management and co-ordination of the delivery of the Services. This manager shall assist and advise UCAR in defining the strategic and operational orientation of the latter's use of information technology, including the integration of information technology with UCAR business requirements. This manager shall furnish periodically to UCAR, throughout the Term, an operations report in a format and with content and periodicity, to be mutually agreed from time to time.

2.7 ANNUAL PLAN -- At least 90 days prior to the start of each Budget Period and with the input of UCAR, CGI shall submit to UCAR an Annual Technology and Maintenance Plan as well as the proposed CGI Planned Annual Revenue (the "Annual Plan"). The Annual Plan will provide input for UCAR's future information technology plans that may impact the Computer Systems, including without limitation any information technologies to be


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



        deployed, application maintenance activities and new applications to be implemented during the Term. Each Annual Plan will take into account the business requirements, priorities and business vision of UCAR which are communicated to CGI by UCAR during this technology planning process and will include the following components:

        (i) an annual update and long range assessment of UCAR's information technology architecture and standard operating environments;
        (ii) a recommended direction for the evolution of the Services to provide UCAR with the benefits of new technologies and strategies;
        (iii) an annual update of the required application maintenance activities for UCAR;
        (iv) determination of the appropriate level of discretionary application maintenance activities for the upcoming year;
        (v) determination of the appropriate level of discretionary activities for the upcoming year for the Base Services;
        (vi) an annual capacity plan to reflect UCAR's anticipated Computer Systems growth; and,
        (vii) the commitment, if any, that UCAR elects to make to CGI for personnel resources to perform Tier III Projects for that year.

2.8 SERVICES INTERRUPTION - In the event of any Computer System malfunctions that will affect UCAR's business as defined in Schedule J, CGI shall notify the list of designated UCAR employees identified in the Operational Framework of the nature and expected duration of the malfunction. Until such time as the Operational Framework has been implemented and designated UCAR employees have been identified, the UCAR processes current at the Commencement Date shall continue. CGI shall continue to co-ordinate the repair services and keep UCAR informed until the malfunction is corrected. Once the malfunction is resolved, CGI shall perform such operational recovery actions as necessary to restore operational service.

SECTION 3 - SITE OF OPERATION

3.1 UCAR FACILITIES AND SUPPORT SERVICES -- During the Term, UCAR will provide to CGI, at no charge, the UCAR Sites and the space, office furnishings, janitorial service, telephone service, utilities (including air conditioning) and office-related equipment, supplies, and duplicating services in UCAR's premises that CGI may reasonably need to provide the Services hereunder, including the UCAR Sites. The space allocated to CGI at the UCAR Site shall be similar to the facilities provided by UCAR to its own employees, including furniture, cabling and office support services, but excluding secretarial and administrative support services. In addition, CGI's employees will have access to the UCAR Sites 24 hours a day, seven days a week. UCAR will provide necessary storage space for backup data files and will provide additional storage space that may be required by any change in retention schedules required by any regulatory authority with jurisdiction over UCAR's business.

3.2 CHANGE TO THE CGI SITE -- The parties agree that it is expected that most of the Services will initially be performed from the UCAR Site. CGI shall have the right to relocate and perform all or any portion of the Services from a CGI Site while maintaining the Service


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        Levels required hereunder and the level of security required by UCAR.
        All costs incurred in such relocation shall be borne by CGI. All relocations that will negatively impact the Services or Service Levels or that may result in increased costs to UCAR shall be subject to the approval of UCAR, whose authorization shall not be unreasonably withheld.

3.3 RELOCATION PROJECT -- In preparation for relocating UCAR's Data and the Services from UCAR Sites to the CGI Site(s), CGI agrees to establish an equipment configuration at the CGI Site that will allow CGI to demonstrate that CGI can successfully migrate UCAR's Data and Services to the CGI site. The Relocation Project will be performed by CGI in multiple phases, as described in the Relocation Project Plan, and CGI and UCAR will perform the other duties set forth in this Section. The parties intend to complete the Relocation Project by November 1, 2001, but in any event it will be completed during the Transition Period. CGI will supply, for approval by UCAR, a fully detailed, written Relocation Project Plan detailing a task list with target dates and responsible personnel, pursuant to which CGI will migrate UCAR's data and Services operations from its facilities to the CGI site. The Relocation Project Plan may be modified from time to time by the mutual agreement of the parties. CGI will be responsible under the Relocation Project Plan for all project management and project planning. UCAR and CGI will, however, share responsibility for certain relocation activities. The Relocation Project Plan will form the basis upon which the Relocation Project hereunder will be accomplished and each of CGI and UCAR will perform its tasks in accordance with the Relocation Project Plan so that the Relocation Project will be accomplished on the schedule established in the Relocation Project Plan. The Relocation Project Plan includes multiple checkpoints or milestones to enable CGI and UCAR to monitor the ongoing progress of the project on a periodic basis and to anticipate any scheduling problems.

SECTION 4 - TRANSITION AND IMPLEMENTATION

4.1 TRANSITION PERIOD - During the Transition Period, the parties will work to implement the transition plan as further described in Section 4.2 (Transition Plan) and Schedule I.

4.2 TRANSITION PLAN - The transition plan described in Schedule I will evolve during the Transition Period. The main set of activities defined or to be defined in the transition plan include:

                a) Complete the transition of the employees and contractors from UCAR to CGI;

                b)      Effective transition of work-in-progress activities on
                        Schedule I to meet planned delivery dates;

                c) Establish Service Levels in accordance with Section 5 of this Agreement; and

                d) Establish the pricing method for use after the first 12 months of the Term in accordance with Section 6.2.

                e) Establish the Baseline Level of Resources for the Measured Resources specified on Schedule K or such other Measured Resources as may be agreed. The Baseline Level of Resources for each Measured Resource will be the


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



                        applicable quantity of that Measured Resource as existed as of March 1, 2001, or such other date as the parties may agree.

        UCAR shall cooperate and provide all assistance reasonably necessary to facilitate the migration of its present workload and Computer Systems to CGI. Due diligence will be conducted by CGI and UCAR during the Transition Period. As a result of due diligence, CGI and UCAR will work together in good faith and expeditiously to mutually agree on non-material adjustments to the services, functions and responsibilities in Schedule A. In addition, if at any time it is determined that any service, function or responsibility being performed by an In-Scope Personnel (while an employee of UCAR) has been inadvertently omitted from Schedule A (other than a service, function or responsibility that is unrelated to the Services, such as the management of UCAR's community service program or the purchasing of goods and services for which CGI has no responsibility hereunder, or that the parties expect to be displaced, such as certain responsibilities relating to the Applications Software being replaced in connection with the J.D. Edwards Project), the parties agree that the omitted service, function or responsibility will be deemed added to Schedule A as a Base Service. Or, if it is determined that any service, function or responsibility on Schedule A was not being performed by any In-Scope Personnel, the parties agree that the incorrectly included service, function or responsibility will be deemed deleted from Schedule A and will not be a Base Service, unless it is a service, function, or responsibility that CGI is expected to perform in its capacity as an outside service provider, such as certain of the CMO activities.

4.3 OFFERS OF EMPLOYMENT -- In accordance with CGI's standard hiring policies and subject to Section 4.11, CGI shall offer employment to the UCAR employees identified in Schedule G hereto, and any additional UCAR employees who may be mutually designated by the parties prior to the Commencement Date. CGI's offer of employment to each employee shall include (i) a pay structure and package of benefit programs so that the total compensation package offered by CGI is substantially equivalent to that provided by UCAR, (ii) credit for the employee's length of service with UCAR for purposes of vacation, sick leave, severance, and other CGI employee benefits that are based on length of service, (iii) a waiver of any pre-existing conditions, waiting periods, and confirmations of insurability with respect to any health care and related benefits, (iv) credit for medical and/or dental deductibles used year to date as demonstrated to CGI and (v) a commitment for 12 months of employ, subject to termination for cause.

4.4     Third Party Contracts.

        4.4.1 Subject to Section 4.5, as of the Commencement Date, UCAR shall, to the extent possible, assign to CGI the Assigned Contracts, and thereafter during the Term CGI shall be responsible for the management of, and the payment of the charges under, the Assigned Contracts. Once validly assigned by UCAR, CGI shall assume UCAR's rights and obligations under the Assigned Contracts, without further obligation on the part of UCAR.

        4.4.2 Subject to Section 4.5, as of the Commencement Date, CGI shall assume management responsibility for the Retained Contracts. UCAR shall retain responsibility for the payment of all amounts due under the Retained Contracts and will notify the third parties to the Retained Contracts that CGI will be managing those contracts on behalf of, and will be acting as UCAR's exclusive agent with respect to, those Retained Contracts.

        4.4.3 For Assigned Contracts where advanced payments had been made by UCAR, CGI will remit to UCAR the appropriate adjustments calculated on a prorated basis as at the Commencement Date, within thirty (30) days of the receipt from UCAR of information detailing such advanced payments. In the event that an Assigned Contract cannot be assigned because of unreasonable costs or conditions imposed by the supplier, UCAR and CGI shall determine the best course of action to ensure that CGI can still manage the applicable Assigned Contract on behalf of UCAR with a minimum amount of disruption or interference to UCAR's operations.

        4.4.4 If the supplier does not fulfill, or CGI believes that the supplier may not fulfill, its contractual obligations under an Assigned Contract or a Retained Contract, CGI shall in a reasonable and timely fashion notify UCAR and recommend to UCAR, with the appropriate justification, the modifications or improvements to the Computer Systems that it deems necessary in order to meet the Target Services Levels. If UCAR fails to implement such recommendations or other mutually agreed upon solution, CGI shall not be held responsible for unachieved Target Service Levels due to a supplier not fulfilling its contractual obligations, or any other damage or loss to UCAR in result thereof, and UCAR will be responsible for any incremental costs incurred in connection therewith.

4.5 REQUIRED CONSENTS AND LICENSES - UCAR, with CGI's assistance, shall be responsible for obtaining all required consents and licenses necessary to enable CGI to use the Computer Systems and UCAR Sites, including consents or licenses, as the case may be, to the UCAR Software, Assigned Contracts, and Retained Contracts. UCAR shall bear the costs, if any, of obtaining all required consents and licenses to that effect. In the event a consent cannot be obtained for whatever reason, including economic feasibility, UCAR and CGI shall determine the best course of action to ensure that such consent may be obtained, if reasonably possible or the parties shall define an appropriate and mutually acceptable solution to meet the objectives of this Agreement.

4.6 IMPLEMENTATION OF THE OPERATIONAL FRAMEWORK -- CGI, with the participation of UCAR, shall customize its Operational Framework so that it is applicable to the Services. Upon its completion, the customized Operational Framework shall be submitted to UCAR for its review and comment, and following such review and comment, the parties shall implement the Operational Framework. The submission, review and implementation of the Operational Framework shall occur within a reasonable timeframe during the Transition Period. A continuous improvement process with specific measurements for the quality of services rendered will be implemented by CGI. Consistent with CGI's ISO 9001 certification practices, CGI will use all commercially reasonable efforts to have UCAR's IT operations ISO 9001 certified within one year after the Commencement Date but in any event, and with UCAR's cooperation, within 2 years from the Commencement


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



        Date. The implementation of the Operational Framework shall be included in Base Services.

4.7 PURCHASED ASSETS -- Subject to the provisions of Section 4.11, effective as of the Commencement Date, UCAR hereby sells to CGI, and CGI hereby purchases from UCAR, the Purchased Assets. UCAR warrants that CGI will receive good and marketable title to the Purchased Assets, free and clear of any liens, restrictions and encumbrances. Further, UCAR shall execute and deliver such bills of sale or other instruments of transfer as may be required in order to vest in CGI good and marketable title to the Purchased Assets, free and clear of any liens, restrictions and encumbrances. CGI agrees that the desktops, laptops and related peripherals included within the Purchased Assets that are used by UCAR personnel (other than the In Scope Personnel) as of the Commencement Date may continue to be used by those personnel during the Term, subject to refresh or replacement by CGI.

4.8 LEASED ASSETS - Effective as of the Commencement Date, UCAR shall, and hereby does, assign to CGI, and CGI shall, and hereby does, assume from UCAR, UCAR's rights and obligations under the leases or other agreements for the fixed assets leased or similarly acquired by UCAR that are set forth in Schedule "C" hereto. UCAR represents that there is no default under any such lease or other agreement and there is no event, which, with the passage of time, would become a default. CGI shall be responsible for the timely payment of and performance of all obligations with respect to those leases and other agreements that are attributable to periods or events occurring on or after the Commencement Date, and UCAR shall remain responsible for the timely payment of and performance of all other obligations under those leases and other agreements for periods prior to the Commencement Date.

4.9 UCAR SOFTWARE -- During the Term and subject to UCAR obtaining any applicable consents or approvals as described in Section 4.5, UCAR shall, pursuant to the terms and conditions of this Agreement, make available to CGI the UCAR Software to enable CGI to perform the Services. Commencing as of the Commencement Date, CGI shall have financial, administrative and management responsibilities for the UCAR Software, and shall comply with the obligations of UCAR under the license and other agreements relating to the UCAR Software to the same extent as if CGI was the contracting party thereto, including paying all amounts due thereunder that are attributable to the period during which CGI has been granted a license or other access to the UCAR Software. UCAR will indemnify CGI from any losses or costs CGI incurs as a result of any default under any license covering the UCAR Software where the default, or the event, which, with the passage of time, would become a default, exists as of the Commencement Date.

4.10    Disaster Recovery Plan.

        4.10.1 DISASTER AT CGI'S LOCATION. In connection with the Relocation Project, CGI shall update and deliver to UCAR the disaster recovery plan provided by UCAR to CGI prior to the Commencement Date to reflect the relocation of the Data Center Services from the UCAR Sites to the CGI Sites, including the procedures that CGI will follow in response to a disaster at CGI's location. CGI will maintain that


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



                updated disaster recovery plan during the Term that will provide a level of service comparable to that as of the Commencement Date.

        4.10.2 DISASTER AT UCAR'S LOCATION. In the event that a disaster or other out of scope disrupting event occurs that adversely affects UCAR's ability to fulfill its obligations with respect to the Services, CGI shall take all reasonable steps, at UCAR's expense, whether or not specified in the applicable Target Service Level, necessary to enable it to assist UCAR.

4.11 [TEXT DELETED] of [TEXT DELETED]- The parties recognize that the transfer of [TEXT DELETED] in [TEXT DELETED] (the "[TEXT DELETED]") is subject to [TEXT DELETED] by the [TEXT DELETED], which [TEXT DELETED] is not expected to be [TEXT DELETED] until after the [TEXT DELETED]. The [TEXT DELETED] of the [TEXT DELETED] is a [TEXT DELETED] to the [TEXT DELETED] of the [TEXT DELETED] (the "[TEXT DELETED] of [TEXT DELETED]").

        4.11.1 Upon satisfaction of the [TEXT DELETED] of [TEXT DELETED], CGI will make [TEXT DELETED] of [TEXT DELETED], in accordance with
                Section 4.3, to the [TEXT DELETED] identified on Schedule G as [TEXT DELETED] of UCAR's [TEXT DELETED]. Upon satisfaction of the [TEXT DELETED]of [TEXT DELETED], the parties will acknowledge in writing such satisfaction.

        4.11.2 If the [TEXT DELETED] of [TEXT DELETED] is not satisfied by [TEXT DELETED], then the [TEXT DELETED] shall not be [TEXT DELETED] to CGI and (i) a [TEXT DELETED] to [TEXT DELETED] of the [TEXT DELETED] shall be [TEXT DELETED] to CGI by UCAR, (ii) the charges to UCAR set forth in Schedule H will be adjusted as mutually agreed, and (iii) the Services will be amended as mutually agreed to remove any obligation of CGI to [TEXT DELETED].

SECTION 5 - SERVICE LEVELS

5.1 TARGET SERVICE LEVELS -- During the Term, CGI will use all commercially reasonable efforts to provide the Services in accordance with the Target Service Levels listed in Schedule J which are to be established as follows:

        5.1.1 Commencing on the Commencement Date and until such time as the Target Service Levels are established as provided in Section 5.1.2, which shall occur prior to the end of the Transition Period, CGI will provide the Base Services at least at the same level as such services were being provided by UCAR prior to the Commencement Date. If such levels are not being met, UCAR will notify CGI and the Change Management Committee will work in good faith to equitably adjust the Services.

        5.1.2 During the Transition Period and taking into account those services for which UCAR consistently monitored and documented performance levels, CGI, with the cooperation and assistance of UCAR, will measure actual performance and establish Target Service Levels that will be applicable to the Base Services for the remainder of the Term, subject to adjustment as described in this Section 5. Schedule J hereto contains examples of types of services levels that may be established. Commencing on the establishment of the Target Service Levels as described in this Section 5.1.2, CGI will use all commercially reasonable efforts to perform the Base Services in accordance with the Target Service Levels.

        5.1.3 UCAR and CGI recognize that UCAR business needs will evolve during the Term and impact the Target Service Levels. CGI and UCAR shall jointly review, on a periodic basis, but not less than once each calendar year, the Target Service Levels in order to reflect their impact on the Base Services of UCAR's business needs, Additional Services and the implementation of changes to application software.

        5.1.4   If CGI fails to meet any Target Service Level, CGI will promptly
                (i) investigate and report on the causes of the problem; (ii) advise UCAR of the status of remedial efforts being undertaken concerning those problems; (iii) use all commercially reasonable efforts to correct the problem and begin meeting the Target Service Levels; and (iv) take all commercially reasonable measures to prevent the problem from recurring.

5.2 CGI STAFFING -- UCAR shall have the opportunity in advance to approve, which approval will not be unreasonably withheld, (i) the CGI CMO and the CMO's direct reports and (ii) the removal of any [TEXT DELETED] during the period of time referenced on Schedule G (other than where CGI is [TEXT DELETED] the [TEXT DELETED] of any such [TEXT DELETED] for [TEXT DELETED]). If CGI notifies UCAR that CGI desires to [TEXT DELETED] a [TEXT DELETED] because CGI does not have [TEXT DELETED] to keep that [TEXT DELETED] on [TEXT DELETED] for UCAR, then either (i) UCAR will approve the request to [TEXT DELETED] the [TEXT DELETED], or (ii) UCAR will pay CGI for that [TEXT DELETED] at the applicable Tier III Project Rates (long-term) until such time as CGI can provide Base Services work to keep that [TEXT DELETED]. In the event that UCAR determines in good faith that any of CGI's employees providing Services to UCAR (excluding the UCAR employees that transition to CGI) are not acceptable to UCAR, then UCAR will give CGI written notice to that effect. After receiving written notice, CGI will have a reasonable period of time in which to investigate the matters stated in the notice, discuss its findings with UCAR, and resolve, if possible, any problems with that person. If, following that period, UCAR requests replacement of that person (excluding, for the first 12 months, the UCAR employees that transition to CGI), CGI will replace that person with another person of suitable ability and qualifications. In all circumstances, CGI shall cause its employees to comply with all the procedures and policies, including among others, security and health/safety and environment, established by UCAR and CGI from time to time. For purposes of this Section 5.2, "[TEXT DELETED]" are those employees identified on Schedule G that are [TEXT DELETED] as [TEXT DELETED].

5.3 GENERAL SERVICE COVERAGE - CGI and UCAR recognize that Base Services may, in certain instances, require extensive work on the part of CGI to correct problems or defects or to implement important changes within a limited time frame. Both parties shall manage these situations so as to minimize impacts on UCAR's business operations, taking into account the commercial reasonableness of the cost imposed on CGI and the degree of impact upon UCAR's business operations.

5.4 SPECIALIZED QUERY LANGUAGES - UCAR may use query tools to extract and format information for their operational needs. CGI and UCAR shall define the parameters and guidelines governing the use of such tools. CGI and UCAR recognize that specialized queries may, in certain instances, have an impact on the performance of the Base Services in accordance with the Target Service Levels. Should such situations occur, UCAR and CGI shall manage these situations to minimize negative impacts.

5.5     Service Levels Measurement

        5.5.1 Actual service levels achieved by CGI will be measured against Target Service Levels and reported as described in Schedule J.

        5.5.2 The following events, should they occur, shall not be included in the calculation of performance in relation to the Target Service Levels:

        (a) a failure to the extent resulting from Hardware or System Software no longer being supported by the manufacturer and UCAR not having agreed to an upgrade following a reasonable request submitted by CGI to the Change Management Committee which set out the applicable risk;

        (b) a failure resulting from additional hardware, software or telecommunication resources required to meet UCAR's growing needs, and UCAR not having agreed to install such additional resources following a reasonable request from CGI, that has taken into account UCAR's reasonable perspective and such other factors submitted by CGI to the Change Management Committee which set out the applicable risk;

        (c) the period during which a disaster recovery situation, as defined in the Disaster Recovery Plan, exists;

        (d) a failure of any third-party vendor (other than a CGI subcontractor selected by CGI) to meet its contractual obligations which is not due to any default or failure by CGI;

        (e) a failure in UCAR's physical environment (electrical, temperature, telecommunications provider, etc.) which is not due to any default or failure by CGI;

        (f) UCAR's material failure to perform its obligations under this Agreement, which are related to the performance by CGI of the Services and affect Target Service Levels;

        (g) unreasonable, untimely, incomplete or inaccurate information from UCAR, which are related to the performance by CGI of the services and affect Target Service Levels.; or

        (h) UCAR's failure to make available information, materials, software, hardware, equipment or personnel in the manner required by this Agreement, which are related to the performance by CGI of the services and affect Target Service Levels.

5.6 MISSION CRITICAL FAILURES - In the event that either party determines that:


        (i) an outage or failure affects Mission Critical Activities, which lasts at least 6 hours or which either party reasonably expects will not be remedied within a 24 hour period from its commencement; or

        (ii) the continuation during the period of 3 day(s) of general service instability, as reflected in recurring outages or failures affecting Mission Critical Activities, then either party shall designate the problem as a "Code Red", following which the parties shall proceed as follows:

        (a) The Change Management Committee shall be immediately notified. CGI shall be responsible for determining what remedial actions are to be taken, but shall consult with UCAR as to such course of action. If the remedy is outside CGI's control, then the Change Management Committee shall agree on the corrective action.

        (b) CGI shall use commercially reasonable efforts, taking into account the impact on UCAR's business to implement the remedial action and correct the problem as soon as possible, and for such purposes shall provide access to its most experienced staff and cause its personnel to work diligently and continuously, if necessary, until the problem is resolved.

        (c) CGI shall keep UCAR advised at all times of the estimated time of problem resolution and resumption of system's operation.

        (d) CGI shall develop a business communications plan and shall provide such assistance and cooperation as may be reasonably necessary to enable UCAR to develop and implement such a plan. No information concerning the Code Red event shall be discussed or made available publicly without the consent of UCAR.

        (e) The Change Management Committee shall monitor progress on resolution of a Code Red problem and update the business communications plan. If the Code Red problem is not resolved within the estimated time frame, then the joint team will reassess what further or different corrective action may be required.

        (f) Each of CGI and UCAR must sign-off and agree on the final resolution of the problem.

5.7 PERFORMANCE REVIEW PROCESS - In the event that (a) the actual service levels achieved by CGI during the previous month period fail to meet any of the prescribed Target Service Levels; or a (ii) Code Red problem is declared during the previous month, then a performance review process which incorporates the following steps will be triggered:

        (a) CGI shall conduct a post mortem analysis and review the results with UCAR.

        (b) CGI shall develop and implement corrective actions and/or modify existing processes and procedures or create new processes and/or procedures to prevent any recurrence.

        (c) If a contributing cause of a problem or delay in implementing a remedy to a problem was within the control of a third party, then the parties shall determine a course of action to prevent a recurrence.

        (d) UCAR and CGI will sign off on the conclusions resulting from review process.

5.8 SERVICE BENCHMARKING - UCAR may, no more than once every three (3) years, conduct a benchmarking survey of the information technology outsourcing industry to determine whether the Target Service Levels are competitive with the service levels being maintained by other vendors providing a similar bundle of services to similarly situated customers on terms, including pricing, similar to the terms the Base Services are being provided hereunder. UCAR and CGI shall mutually agree on the third party that conducts the benchmark survey and shall each bear its own costs and share equally the costs of the third party. Any survey conducted under this provision shall be of at least the quality and scope of the Hackett Study completed for UCAR in 1999. Based upon the results of the benchmarking survey, CGI and UCAR will jointly investigate unfavorable variances, and make adjustments to the Target Service Levels where warranted and mutually agreed upon by the parties.

5.9 PERFORMANCE STANDARDS - CGI and UCAR shall agree to a schedule of performance credits for failure to meet Target Service Levels (as adjusted in accordance with this Agreement, including through the results of benchmarking studies conducted pursuant to Section 5.8). The performance credits shall provide for an adjustment to Fees for each month for which performance credits apply, assessed no more frequently than quarterly, and shall provide for CGI the right to earn back credits for performance (over the next succeeding quarter) that exceeds the Target Service Levels that CGI has previously failed to meet. A continuing and persistent failure to meet Mission Critical Activities or Minimum Service Levels may result, at UCAR's option, in the full or partial termination of the Service or the Agreement. UCAR's termination shall be without penalty and UCAR may obtain such partially terminated Service from a third party until such time as CGI can show to the satisfaction of UCAR that it can meet the Mission Critical Activities or Minimum Service Level on a consistent basis. "Minimum Service Levels" will be established during the Transition Period and are expected to be a level of performance that is below the level of performance reflected by the Target Service Levels.

SECTION 6 - FEES

6.1 PURCHASE OF BUSINESS ASSETS -- Upon execution of this Agreement by the parties, CGI will pay UCAR [TEXT DELETED] dollars ($[TEXT DELETED]) for its purchase of UCAR's IS/IT business assets, including the transfer of employees, assignment of material contracts and transfer of the Purchased Assets as described in Section 4.7. The purchase price will be sent by wire transfer to the following account:

               Chase Manhattan Bank NY
               ABA: 021000021
               Account Name: UCAR Carbon Company Inc.
               Account Number: 134093046

6.2 BASE SERVICES FEES -- The fees for the Base Services will be as set forth in Section 1 of Schedule H, and all such fees will be payable by UCAR to CGI in accordance with Section 6.5. If any change is required to the Base Services or if CGI's costs to provide the Base Services [TEXT DELETED] or [TEXT DELETED] in any [TEXT DELETED] way, as a result of [TEXT DELETED] or a [TEXT DELETED] in [TEXT DELETED] due to [TEXT DELETED] or [TEXT DELETED], then the parties will agree upon an [TEXT DELETED] to the [TEXT DELETED] to take into account any such [TEXT DELETED] or [TEXT DELETED] or [TEXT DELETED] (taking into account [TEXT DELETED] and the [TEXT DELETED] of [TEXT DELETED]). If following the [TEXT DELETED] of any [TEXT DELETED] part of [TEXT DELETED], UCAR requests CGI to continue to provide the Services in [TEXT DELETED] of that [TEXT DELETED], and the [TEXT DELETED] the [TEXT DELETED] agrees to be bound by the terms of this Agreement, including the [TEXT DELETED] terms hereof, CGI will do so for a reasonable period of time to assist the [TEXT DELETED] in the transition of the Services to [TEXT DELETED]. During the Transition Period, CGI and UCAR will work together in good faith to develop a [TEXT DELETED] that will apply commencing on [TEXT DELETED]. It is expected that the [TEXT DELETED] will include the [TEXT DELETED] set forth in Section 1 of Schedule H, as then adjusted, for the Base Services then being provided, plus a [TEXT DELETED] for taking into account [TEXT DELETED] in the [TEXT DELETED] of [TEXT DELETED] for the [TEXT DELETED] (as set forth in Schedule K). Unless and until CGI and UCAR agree on an [TEXT DELETED], then the [TEXT DELETED] set forth in
        Section 1 of Schedule H, as then adjusted, will apply, and that amount will be due and payable in accordance with Section 6.5.

6.3     TIER III PROJECT FEES -- Fees for Tier III Projects, other than the J.
        D. Edwards Project, will be mutually agreed by the parties at the time the projects are developed, or if no such agreement is reached, then CGI will charge UCAR for those Tier III Projects on a time and materials basis in accordance with the Tier III Project Rates.

6.4 REIMBURSEMENT OF EXPENSES - UCAR will reimburse CGI for its reasonable out of pocket travel and travel related expenses it incurs in providing the Additional Services at the request of UCAR pursuant to the Travel and Expense Guidelines set out in Schedule M.

6.5 PAYMENTS - The amounts described in Section 6.2 will be due and payable on or before the Base Fee Payment Date. For all other amounts due hereunder for which a time for payment is not specified, that amount shall be due and payable no later than the thirtieth (30th) day after UCAR's receipt of an invoice therefore. UCAR shall pay the amounts due by wire, funds transfer or other means acceptable to CGI. All amounts due hereunder will be invoiced and paid in U.S. Dollars, and the parties intend that invoices will be submitted by CGI to a UCAR single point of contact in the U.S. as directed by the UCAR CIO. In the event that any payment due hereunder is not received by CGI when due, a late payment fee calculated on an annual basis on the outstanding amount shall also be paid to CGI by UCAR and shall be equal to the lesser of(i) one and one-half percent (1 1/2%) per month, and (ii) the maximum amount allowed by applicable law. For purposes


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        of this Agreement, the "Base Fee Payment Date" is, with respect to the monthly Base Services fee due for each calendar month hereunder, either (i) the last day of the month for which that monthly fee is due, or (ii) thirty days after the end of the month for which that monthly fee is due, if UCAR gives written notice to CGI on or before the date CGI issues to UCAR the invoice for that monthly fee that UCAR desires to delay the payment date for thirty days. If UCAR selects
        (ii) above, then the invoice for which the payment is being delayed will be increased by an amount equal to the [TEXT DELETED] established by [TEXT DELETED] multiplied by the [TEXT DELETED] to that [TEXT DELETED]. UCAR's right to select the payment option described in clause (ii) above will terminate as of the end of the third year of the Term.

6.6 COST REDUCTION FOR INNOVATIONS -- If during the Term there should become available any significant innovation not included in the Base Services that CGI uses to reduce the costs it incurs in performing the Services materially below the costs reasonably anticipated as of the Commencement Date, then CGI and UCAR shall negotiate in good faith to reduce the charges payable hereunder to reflect the portion of those costs savings that the parties mutually agree should be attributable to UCAR.

6.7 VALUE SHARING INCENTIVE AFFECTING OTHER UCAR BUSINESS FUNCTIONS - Within any Budget Period, CGI may present UCAR with a written proposal for the implementation of a new or different process, system or technology that would reasonably be expected to result in cost savings for UCAR (net of the cost of implementing such proposal) in carrying out certain business functions. If UCAR determines that it wishes to proceed with the proposal, then the parties shall negotiate in good faith the terms and conditions on which the proposal will be implemented as Additional Services recognizing the value of the technology delivered, including the recognized cost benefits, and the manner in which cost savings will be shared.

6.8 TAXES - In addition to the fees due under this Agreement, UCAR agrees to pay any taxes (which shall include taxes, penalties, and interest) applicable under this Agreement, except that each party shall be responsible for any personal property taxes on property it owns or leases, for franchise and privilege taxes on its business, and for taxes based on its net income.

6.9 VERIFICATION OF INFORMATION - UCAR acknowledges that CGI's charges under this Agreement are based on information provided by UCAR to CGI. If at any time during the first 12 months of the term of this Agreement, it is determined that any information provided by UCAR to CGI in connection with entering into this Agreement was materially incorrect or incomplete and, as a result, CGI's charges hereunder were not properly established, then the charges will be appropriately adjusted to take into account the correct and complete information.

SECTION 7 - ANNUAL REVIEWS

7.1 IT STEERING COMMITTEE - UCAR and CGI agree to create a IT Steering Committee, including appropriate subcommittees, and each will provide the other a list of its


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



        representatives. Either party may substitute its representation on the IT Steering Committee by providing written notice to the other Party.

        The IT Steering Committee or the appropriate subcommittee will:

        (a)     conduct periodic reviews of the progress of projects;
        (b) annually review the operating and strategic plans which affect the scope of Services;
        (c) review, on a periodic basis, performance objectives, measurements, and results.

7.2 CGI ANNUAL PERFORMANCE REVIEW - Annually, CGI shall provide a performance review of its Services to the IT Steering Committee for its appraisal. CGI shall recommend Target Services Levels objectives in support of continuous improvements. Both UCAR and CGI shall mutually agree upon any changes in Target Service Levels objectives.

7.3 ANNUAL SERVICES FEES REVIEW - CGI shall provide input to the UCAR Designated Representative as part of the UCAR annual budget planning process. CGI shall document any proposed changes to its fees hereunder to provide the Services to UCAR. CGI shall also submit the estimated fees of any Additional Services requested by UCAR. Additional Service fees and incremental changes to fees for the Base Services (other than volume charge adjustments for increases to the Baseline Level of Resources), including adjustments in accordance with Section 6, shall be subject to the IT Steering Committee's approval.

SECTION 8 - CHANGES TO THE PRODUCTION ENVIRONMENT

8.1     Control Over Change

        8.1.1 CHANGES TO COMPUTER SYSTEM - All Changes and upgrades to the Computer System, shall be controlled by CGI and made when deemed necessary by CGI; provided that any such changes that could negatively impact the Services or result in increased costs to UCAR shall be subject to the approval of the Change Management Committee, described in Section 8.2 (Change Management Committee) hereof, which approval cannot be unreasonably withheld.

        8.1.2   OTHER CHANGES - All other changes than those described in
                Section 8.1.1 above, including, without limitation, changes to the operation procedures and schedules shall be subject to the approval of the Change Management Committee.

8.2 CHANGE MANAGEMENT COMMITTEE - The parties shall form a committee comprised of a minimum of two (2) individuals for the purposes of reviewing, assessing the impact of, approving, controlling, scheduling, evaluating, and recording changes as described in Section 8.1 (Control Over Change). UCAR shall appoint one (1) member of such committee which shall be chairperson of the committee and shall be responsible for calling meetings of the committee as may be required. CGI shall appoint one (1) member of the Change Management Committee. Decisions of the Change Management Committee shall be by majority rule, and the parties shall have equal representation on the Change Management Committee. The parties shall follow a mutually agreed change


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



        management procedure. In addition, the Change Management Committee shall determine whether a given Change shall be performed as a Base Service or a Tier III Project.

8.3 ENHANCEMENTS - CGI shall inform the Change Management Committee of the availability of enhancements which are released by suppliers of the System Software. CGI acknowledges UCAR's desire to install and integrate enhancements approved by UCAR.

8.4 IMPLEMENTATION OF CHANGE - Subject to Section 6.2, CGI shall install and implement Changes as approved by UCAR and scheduled by the Change Management Committee.

SECTION 9 - RESPONSIBILITIES OF UCAR AND CGI

9.1 UCAR -DESIGNATED REPRESENTATIVE - UCAR shall designate an individual who shall have the authority to act for UCAR in connection with all aspects of this Agreement and to whom all CGI communications shall be addressed. The UCAR-designated representative shall be authorized to modify, adjust or eliminate procedures, authorization levels and security policies within the scope of the Agreement.

9.2 CGI MANAGER - CGI shall designate, prior to the Commencement Date, an experienced and qualified employee to act as CGI Manager who shall have overall authority and responsibility to act for CGI and any CGI-approved subcontractor in connection with all aspects of this Agreement and shall coordinate the provision of Services.

9.3 UCAR AND CGI'S PARTICIPATION - CGI and UCAR undertake to cooperate in good faith and in a commercially reasonable manner to fulfill their obligations.

9.4 IT STEERING COMMITTEE - UCAR shall be responsible for scheduling meetings of the IT Steering Committee on a periodic basis and in accordance with Section 7.

9.5 CGI STAFF AND SUBCONTRACTORS - CGI shall at all times during the Term of this Agreement provide experienced and qualified personnel. CGI may use subcontractors to perform its obligations under this Agreement. CGI shall be responsible for the work and performance of its subcontractors.

9.6 PROPERTY OF UCAR DATA - UCAR Data is and shall remain the property of UCAR at all times and UCAR shall provide CGI with the backup, retention, and recovery procedures related to the support of the Data. CGI will use all reasonable efforts to ensure the protection of UCAR data in CGI's control.

SECTION 10 - TERM

10.1 TERM - This Agreement shall become effective as of the Commencement Date and, unless terminated earlier pursuant to the provisions hereof, shall remain in full force and effect until the tenth anniversary of the Commencement Date. Three years prior to the expiration of the initial term of the Agreement, the parties shall begin negotiations to either extend the Agreement and/or transition the Services to UCAR or another provider upon termination with negotiations to be concluded one year prior to the expiration of the then current term.



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SECTION 11 - TERMINATION

11.1    TERMINATION FOR CAUSE BY UCAR:

        (a) UCAR may terminate this Agreement upon providing CGI with 60 days' prior written notice if CGI shall have breached any of its duties, obligations or responsibilities hereunder in such a manner as to constitute a material breach and fails to remedy such breach within that notice period. CGI may propose and UCAR may accept a specific plan for corrective action over a time period in excess of the 60 day period. For purposes of this Section a material breach of this Agreement shall include, without limitation, the breaches identified in Section 5.9.

        (b) This Agreement may be terminated by UCAR upon written notice in the event that CGI shall have ceased to carry on business, been adjudged bankrupt under the laws of the United States, made an assignment for the benefit of its creditors, filed a petition for bankruptcy, or if a trustee or receiver shall have been appointed for all or for a substantial portion of the assets of CGI.

11.2 TERMINATION BY CGI - This Agreement may be terminated by CGI upon 30 days prior written notice in the event that UCAR shall have failed to pay CGI the sums which it owes to CGI when such sums become payable (provided that CGI is not in default hereunder or shall not have breached any other material term or condition of this Agreement) and shall have failed to remedy such breach within the notice period, provide such prior written notice has been delivered in accordance with
        Section 27.1 hereof. Under such termination, UCAR shall pay to CGI the fees then due and unpaid at the time the termination takes effect, plus the fees, if any, due under Section 11.9

11.3 TERMINATION FOR CONVENIENCE - UCAR may terminate this Agreement at any time following the third anniversary of the Commencement Date for its convenience by (i) providing to CGI at least 180 days prior written notice and (ii) paying to CGI a termination for convenience fee calculated in accordance with Schedule L. Tangible assets capitalized for the exclusive delivery of Services to UCAR shall become UCAR property upon payment of such termination for convenience fee.

11.4 RETURN OF PROPERTY - Upon the expiration or upon any termination of this Agreement, CGI shall return to UCAR, in a timely fashion, all copies of the UCAR Data, tapes, documentation, forms and other property of UCAR in the possession of CGI as well as any other information and material relating thereto or relating to UCAR or its business. Similarly, UCAR shall return CGI's property.

11.5 TRANSFER OF CONTRACTS - Upon the expiration or termination of this Agreement, CGI shall transfer or assign to UCAR or its designee, subject to payment by UCAR of any third party transfer fee, the unrecovered portion of any pre-payment, or charge imposed by the applicable vendors, any contract applicable to the Services being provided to UCAR under this Agreement, including but without limitation, leases, service contracts, maintenance contracts, disaster recovery contracts and licenses. UCAR undertakes to


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



        hold CGI free and harmless from any obligation under such contracts arising after the transfer date of these contracts.

11.6 ACCESS TO COMPUTER SYSTEM - Access to Computer System -- Upon expiration or termination of this Agreement, UCAR shall have access, as reasonably required by UCAR, to the CGI Site to effect the transfer of its Data to an alternate site at UCAR's cost. If such termination is the result of CGI exercising its right according to Section 11.2 hereof, such access by UCAR shall be granted by CGI upon payment to CGI of any fees due and unpaid at the time of termination, plus the fees, if any, due under
        Section 11.9. UCAR may elect to repurchase the Computer System (other than those tangible assets addressed in Section 11.9 which are addressed in such Sections) upon any such termination or expiration by delivering written notice to CGI within 60 days after the date of termination or expiration and CGI shall sell the Computer System to UCAR in the event of such election. The purchase price of the Computer System shall be CGI's net book value of the Computer System, which shall be reported to UCAR within 30 days of UCAR's election. UCAR may revoke its election following receipt of the net book value. If UCAR does not revoke its election to purchase the Computer System the purchase price shall be paid within 30 days of the date the net book value is delivered and CGI shall render reasonable assistance to facilitate the transfer or removal of all or any part of the Computer System by UCAR after such purchase.

11.7 TERMINATION ASSISTANCE - Upon the expiration or termination of this Agreement, CGI shall continue to provide to UCAR those minimal services necessary and cooperate with UCAR as reasonably requested by UCAR to effect transition of services and functions being performed by CGI to UCAR or another location determined by UCAR. CGI shall provide the information and assistance necessary, such as but not limited to, the development of a termination and transition plan, the training of UCAR's staff and third party staff as directed by UCAR in the use of the hardware and software and operating procedures being transferred, and providing of technical and telecommunication planning assistance. Daily time and material rates in effect at that time shall apply to CGI personnel assigned to the UCAR transfer project. If such termination is a result of CGI exercising its right in accordance with Section 11.2 hereof, UCAR shall provide CGI with estimated monthly fees in advance. CGI will provide a monthly statement for any fees over the advance amount or provide a credit for any advance amounts over the actual fees. CGI may cease Termination Assistance at any time UCAR fails to timely pay any amounts due hereunder.

11.8 CGI PROPRIETARY SOFTWARE - Upon the expiration or upon any termination of this Agreement, CGI shall grant UCAR a non-exclusive, limited, revocable license to use certain CGI Proprietary Software for UCAR's internal use only, such software being the CGI Proprietary Software that CGI actually used in providing to UCAR the Services hereunder. UCAR's license will be subject to the same terms and conditions and pricing as CGI offers to other commercial clients. Such right to license will be conditioned upon: (i) CGI having the right to grant such a license, (ii) UCAR having paid all fees owing to CGI; and (iii) upfront payment of the appropriate license fees.



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11.9    RECOVERY OF COMMENCEMENT AND UNAMORTIZED PROJECT COSTS -- Upon the early termination of this Agreement (including any partial termination pursuant to Section 5.9) and in addition to any other rights and remedies either party may have in connection with the termination, UCAR shall pay to CGI a termination fee for the [TEXT DELETED] by [TEXT DELETED] to fulfill its obligations under this Agreement that [TEXT DELETED] has [TEXT DELETED] but [TEXT DELETED] to [TEXT DELETED] over the Term and the [TEXT DELETED] of [TEXT DELETED] to [TEXT DELETED] of [TEXT DELETED] in accordance with each such project mandate. [TEXT DELETED] for the [TEXT DELETED] of Services to UCAR shall become [TEXT DELETED] upon [TEXT DELETED] of such [TEXT DELETED]. The provisions of this Section 11.9 will not apply to a termination pursuant to Section 11.3, except with respect to [TEXT DELETED] the [TEXT DELETED] or [TEXT DELETED] by CGI at [TEXT DELETED] the [TEXT DELETED] for which is [TEXT DELETED] by [TEXT DELETED] over the [TEXT DELETED].

SECTION 12 - HUMAN RESOURCES

12.1 HIRING OF CGI EMPLOYEES - UCAR undertakes that, during the Term of this Agreement and for a period of one year thereafter, it shall not, without CGI's prior consent, recruit or hire any person who is then or was in the previous six months an employee of CGI. Notwithstanding the foregoing, following termination or expiration of this Agreement, UCAR may recruit and hire any In-Scope Personnel.

12.2 HIRING OF UCAR EMPLOYEES -- CGI undertakes that, during the Term of this Agreement and for a period of one year thereafter, IT shall not, without UCAR's prior consent, recruit or hire any person who is then or was in the previous six months an employee of UCAR.

SECTION 13 - CONFIDENTIALITY, PROPRIETARY RIGHTS AND SOFTWARE

13.1 CONFIDENTIALITY - CGI shall keep information belonging or relating to UCAR in confidence, and shall neither use it nor disclose it to any other party, with the exception of CGI's third party contractors and fiduciaries, without the explicit written permission of UCAR. CGI shall also cause its employees to enter into a confidentiality agreement.

        Except as otherwise required by law, UCAR and CGI each agree to take all reasonable precautions to keep the provisions of this Agreement and any confidential information relating to CGI and UCAR respectively, in confidence and shall not disclose such information to any other person without the written permission of CGI or UCAR, as the case may be. In the event either party is required by law to make any disclosure with respect to the provisions of this Agreement or any confidential information relating to the other party, such disclosure may be made only following prompt notice to the other party and sufficient time for that party to obtain a protective order.

        CGI agrees that UCAR, without prejudice to any rights to judicial relief UCAR may otherwise have, shall be entitled to seek equitable relief, including an injunction, in the event of any breach by CGI of the provisions of this Section. CGI also agrees that it will not seek, and agrees to waive any requirement for the securing or posting of a bond by UCAR in connection with UCAR obtaining such injunctive relief.



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


13.2 UCAR AND DEVELOPED SOFTWARE - UCAR represents that it has all rights in and to the UCAR Software necessary to grant to CGI the rights described in this Agreement. As between UCAR and CGI, UCAR will retain all right, title and interest in and to the UCAR Software and the software applications, including the source codes, developed by CGI and paid for by UCAR. With respect to the UCAR Software, and any developed software owned by UCAR, that CGI needs in order to provide the Services, UCAR hereby grants to CGI the non-exclusive right, at no charge, to operate, copy, modify or otherwise use that software in order to provide the Services. UCAR Software existing as of the Commencement Date will be made available to CGI in the same form and on the same media as exists on the Commencement Date, together with existing documentation and any other related materials.

13.3 CGI SOFTWARE - CGI Software will be and remain the property of CGI and its licensors, and UCAR will have no rights or interests in CGI Software except as otherwise described in this Section; provided, however, as between the parties, UCAR will own the software applications developed by CGI and paid for by UCAR. Subject to the preceding, (i) during the Term, subject to CGI's right to grant such a license with respect to any CGI Software licensed by CGI, CGI hereby grants to UCAR, and UCAR hereby accepts from CGI, a nonexclusive, nontransferable, paid up, royalty free license to access any CGI Software as necessary to use the Services that CGI is obligated to provide to UCAR pursuant to this Agreement, (ii) CGI will retain all right, title and interest in and to all other software developed pursuant to this Agreement, and (iii) upon the expiration or termination of this Agreement (other than a termination for UCAR's failure to make payments hereunder), CGI will grant to UCAR a non-exclusive, limited, paid-up license, to use the Application Software that is owned by CGI and that is then being used by CGI to provide the Base Services, and UCAR may use that CGI Software solely for its internal business operations and may not disclose it to any third party.

13.4 RESIDUAL KNOWLEDGE - Nothing contained in this Agreement will restrict either party from using any ideas, concepts, know-how, methodologies, processes, technologies, algorithms or techniques relating to the Services that either party, individually or jointly, develops or discloses under this Agreement provided that in doing so the party does not breach its obligations under this Agreement or infringe the intellectual property rights of the other party or third parties who have licensed or provided materials to the other party. Without limiting this provision, nothing in Section 13.2 or Section 13.3 will prevent either party from independently developing any software that is the same or similar to any software owned by the other party so long as the developing party does not violate any copyright of the other party. Except for the license rights contained in this Article 13, neither this Agreement, nor any disclosure made hereunder or thereunder grants any license to either party under any patents or copyrights of the other party.

13.5 EXPORT - The parties acknowledge that certain software and technical data to be provided under this Agreement may be subject to export controls under the laws and regulations of the United States or other countries. Neither party will export or re-export any of those items nor any direct product of them nor undertake any transaction in violation of any of those laws or regulations. To the extent within a party's control, that party will be


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        responsible for, and will coordinate and oversee, compliance with those export laws concerning any items it exports or imports under this Agreement.

SECTION 14 - SECURITY AND AUDIT

14.1 SECURITY - CGI shall implement and maintain procedures and systems in order to ensure the security of the CGI Site as well as the off-site storage of Data.

14.2 AUDIT RIGHTS.- CGI shall, once a year, or as may be requested by the chairman of IT Steering Committee and approved by CGI, such approval not to be reasonably withheld, allow UCAR's auditors, including internal audit staff, inspectors and other representatives as UCAR may designate in writing, access at reasonable times to the CGI Site, to CGI's personnel providing Services, and to logs relating to the Services for the purpose of performing audits and inspection, to verify the integrity of UCAR's Data and to examine CGI's performance of the Services hereunder. Such audits shall be limited to audits (i) of practices and procedures, (ii) of systems, (iii) of general controls and security practices and procedures, (iv) of disaster recovery and backup procedure, and (v) of due diligence evaluation. The parties hereto agree to make appropriate arrangements to ensure that any audit shall not interfere with CGI's ability to perform the Services, nor with CGI's provision of services to other customers, and shall be subject to CGI's routine security procedures, practices and policies.

SECTION 15 - INSURANCE

15.1 INSURANCE - CGI shall at its own expense and for the duration of the Agreement maintain Workers' compensation coverage, crime (including computer fraud coverage), public liability and property damage insurance, all risk insurance, boiler and machinery, extra expense, Data and media, data processors, computer services and software errors and omissions insurance covering the CGI Site. UCAR shall be identified as an additional insured (with the exception of Workers' compensation coverage) as of the Commencement Date. All insurance policies, including but not limited to Workers Compensation coverage shall waive subrogation rights against UCAR. During the term of this Agreement, UCAR's Designated Representative may require CGI to apply changes to the above insurance requirements, subject to the payment by UCAR of any additional premium with respect to the additional coverage that may be requested.

        CGI shall provide UCAR with thirty (30) days' written notice of cancellation or material change to the above policies and, if requested by UCAR in writing, shall provide UCAR, on an annual basis, with certificates of such insurance.


SECTION 16 - WARRANTY

16.1 WORK STANDARDS - CGI represents and warrants that all Services performed by CGI for UCAR shall be performed in a professional manner in accordance with industry standards and practices applicable to the performance of such Services. CGI warrants that Services shall be provided in accordance with applicable laws and regulations.



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


16.2 UCAR LEASED EQUIPMENT AND CONTRACTS - UCAR represents and warrants that it is authorized to include under this Agreement all the leased equipment listed in Schedule "C" (Purchased Assets and Leased Assets) and contracts that were actually assigned and listed in Schedule "D" (Assigned Contracts).

16.3 SYSTEM SOFTWARE LICENSES - UCAR represents and warrants that it is the licensee of the System Software and is authorized to grant the rights it has granted to CGI hereunder.

16.4 RELIABILITY - UCAR represents and warrants that the Hardware and System Software has been maintained in accordance with the manufacturer's approved maintenance standards and is in good working condition.

16.5 NON-INFRINGEMENT - The parties represent and warrant that they shall perform their obligations under this Agreement in a manner that does not infringe or constitute an infringement or misappropriation of any patent, trade secret, copyright or other proprietary right of any third party.

16.6 COMPLIANCE WITH OBLIGATIONS - Each party represents and warrants that its entry into this Agreement does not violate or constitute a breach of any of its contractual obligations with third parties.

16.7    Disclaimer

        (a) CGI does not guarantee the accuracy of any advice, report, data or other product delivered to UCAR which is produced with or from the data or software provided by UCAR at the beginning of the Agreement. Such products shall be delivered on an "as is basis", and CGI shall not be liable for any inaccuracy therein.

        (b) Subject to the obligations of CGI contained in this Agreement in particular, CGI does not assure uninterrupted or error-free operation of the Hardware or System Software.

        (c) Except as provided for in this Agreement, there are no other express warranties or conditions, and there are no implied warranties and conditions, including, but not limited to, the implied warranties of merchandisable quality or fitness for a particular purpose.

16.8 MUTUAL INDEMNIFICATION - CGI and UCAR agree to indemnify and hold harmless the other party against any and all liability, loss, costs, damages, reasonable legal fees and reasonable expenses caused which they sustain or incur by reason or in consequence of an act or omission of the other party in respect of its duties and obligations pursuant to
        Section 16.5 (Non-Infringement), except that CGI's indemnification obligations to UCAR shall not extend to: (i) claims based on software that UCAR has modified; (ii) claims based on CGI Software used by UCAR in conjunction with other software not authorized or supported by CGI; or (iii) claims based upon CGI Software in use by UCAR that is other than the most recent version.



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SECTION 17 - LIMITATION OF LIABILITY

17.1 LIMITATION - UCAR and CGI recognize that either party may claim damages for any default by the other party under this Agreement, but that the remedies of the non-defaulting party and the liability of the defaulting party, whether contractual or in tort, shall be limited as set forth hereinafter and that these provisions shall apply notwithstanding the election of the non-defaulting party, if so entitled, to terminate or be discharged from this Agreement.

17.2 REMEDY - Except with respect to UCAR's obligations to make payments to CGI under this Agreement (including any obligation to make payments in the future under this Agreement), with respect to all claims arising out of, under or in connection with this Agreement, each party's liability will not exceed, in the aggregate, an amount equal to the charges actually paid by UCAR to CGI during the first seven (7) months after the Commencement Date (excluding amounts paid as reimbursement of expenses and taxes). The above limitation shall not apply with respect to either party's liabilities concerning damages arising out of the death or personal injury of any person, or with respect to either party's obligations of indemnity for infringement as set forth in Section 16.8, or with respect to a willful and intentional breach of Section 13.1.

17.3 SPECIAL OR CONSEQUENTIAL DAMAGES - In no event shall such damages include, nor shall either party be responsible for, any special, indirect or consequential damages even if they have been advised of the possibility thereof, including but not limited to loss of revenue or profits, other than UCAR's payment amounts hereunder, or failure to realize expected savings, or any damage claimed against either party by any other party.

SECTION 18 - FORCE MAJEURE

18.1 FORCE MAJEURE - Notwithstanding any other provision hereof to the contrary, UCAR and CGI shall not be deemed to be in default hereunder or liable for any failure to perform their obligations hereunder for causes beyond their reasonable control including, without limitation, delays in production or delivery of any of the Hardware, System Software, third party application software, or delays resulting from fire, flood, accident, war or civil insurrection. UCAR and CGI shall use all commercially reasonable efforts to resume performance of their respective obligations to whatever extent possible without delay. During any period of Force Majeure, UCAR shall not be obligated to pay for any services which are not being provided. If any Force Majeure event attributable to, and which prevents, CGI from providing the Services for a consecutive period of three months, UCAR may terminate this Agreement.

SECTION 19 - ASSIGNMENT AND BINDING EFFECT

19.1 ASSIGNMENT AND BINDING EFFECT - Neither this Agreement nor any of the rights and obligations of either party hereunder shall be assigned or transferred without the prior written consent of the other party, such consent not to be unreasonably withheld; provided that no such written consent shall be required for an assignment to an affiliate of either party. Unless expressly agreed in writing, no assignment by either party will relieve the assigning party of any obligations assigned hereunder.

SECTION 20 - NO WAIVER

20.1 NO WAIVER - A waiver by either party of any breach or default of any of the provisions contained herein shall not be construed as a waiver of any succeeding or subsequent breach of this Agreement.

SECTION 21 - SEVERABILITY

21.1 SEVERABILITY - The invalidity or unenforceability of any provision of this Agreement herein contained shall not affect the validity or enforceability of any other provision herein contained and any such invalid or unenforceable provision shall be deemed to be severable.

SECTION 22 - NO AGENCY/INDEPENDENT CONTRACTOR

22.1 NO AGENCY/INDEPENDENT CONTRACTOR - The parties are and shall at all times remain independent parties and nothing contained herein shall be construed as constituting a partnership, joint venture or an agency between CGI and UCAR. CGI's relationship to UCAR in performing this Agreement is that of an independent contractor, not an employee. The personnel performing services under this Agreement shall at all times be under CGI's exclusive direction and control and shall be employees, including common law employees, of CGI, not UCAR.

SECTION 23 - ENTIRE AGREEMENT

23.1 ENTIRE AGREEMENT - This Agreement represents the entire Agreement between the parties with respect to the matters provided for herein, and supersedes all prior discussions, negotiations and agreements between the parties, including but not limited to any proposals or other documents exchanged between the parties. CGI shall assume no responsibilities other than those stated in this Agreement. No amendment to or variation in this Agreement shall be effective unless it is done in writing and signed by authorized representatives of the parties.

        The parties agree that this Agreement may be amended to add additional UCAR Sites under the same terms and conditions of this Agreement. Such additions shall be evidenced by execution by both parties of an Additional Site Schedule that will specify the additional UCAR Sites to be added, and the Services, Target Service Levels, and pricing, including the UCAR assets to be purchased by CGI, that will be applicable to those additional UCAR Sites. Each Additional Site Schedule will be negotiated using the same general principles as those used to arrive at the purchase price and fees applicable to this Agreement.

SECTION 24 - COMPLIANCE WITH LAWS

24.1 Each party agrees that it will comply with all national, U.S. federal, state and local laws, regulations and codes applicable to it in the performance of this Agreement.

SECTION 25 - GOVERNING LAW

25.1 GOVERNING LAW - This Agreement shall be governed by the laws of the State of New York.

SECTION 26 - PUBLICITY

26.1 PUBLICITY - Each party shall submit to the other all advertising, written sales promotion, press releases and other publicity matters relating to this Agreement in which the other party's name is mentioned and will not publish or use such advertising, sales promotion, press releases, or publicity matters without prior written approval of the other party. However, either party may include the other party's name and a factual description of the work performed under this Agreement in its lists of references and in the experience section of proposals to third parties, in internal business planning documents and in its Annual Report to shareholders, and whenever required for legal, accounting or regulatory purposes.

SECTION 27 - NOTICES

27.1 NOTICES - Any notice, directive or other instrument required or permitted to be given hereunder shall be in writing and shall be personally delivered or sent by prepaid registered mail in Canada or by telegram, telex, telecopier or other form of telecommunication, in each case addressed as follows:

               If to:
               UCAR

               UCAR International Inc.
               3102 West End Avenue, Suite 1100
               Nashville, TN 37203
               Attention:    Chief Information Officer

                      with copy to:

               UCAR International Inc.
               3102 West End Avenue, Suite 1100
               Nashville, TN 37203
               Attention:    General Counsel

               If to CGI:

               CGI Information Systems and Management Consultants, Inc. 1130 Sherbrooke Street West
               5th Floor
               Montreal, Quebec
               H3A 2M8
               Attention:    General Counsel
               and

               CGI Information Systems and Management Consultants, Inc. 600 Federal St.
               Andover, Massachusetts 01810
               Attention: Managing Director

        or to such other address as either party may indicate to the other by written notice as its new address for the purposes of this provision.

        Any notice, consent, directive or other instrument given by either party in accordance with the foregoing shall be deemed to have been received by the other party on the same day it is personally delivered or sent by telecopier or the date of receipt by registered mail or reputable overnight carrier, whichever is sooner.

SECTION 28 - INFORMAL DISPUTE RESOLUTION AND ARBITRATION

28.1 INFORMAL DISPUTE RESOLUTION - In the event of a dispute in connection with this Agreement, the UCAR -Designated Representative and the CGI Director shall meet to discuss and resolve the dispute. In the event they are unable to resolve the dispute within thirty (30) days, or fifteen (15) days if either party notifies the other party that the matter requires urgent resolution, the dispute shall be referred to the Chief Executive Officer of each of the parties for resolution of the problem.

28.2    ARBITRATION - If the Chief Executive Officers are unable within thirty
        (30) days, or fifteen (15) days in case of emergency, to resolve any dispute arising under this Agreement, then such dispute shall be submitted to mandatory and binding arbitration. The disputing party shall notify the other party in writing describing in reasonable detail the nature of the dispute and the parties shall attempt within twenty
        (20) days of the notification of dispute to agree on an individual arbitrator familiar with New York law. If the parties are unable to agree upon an Arbitrator, then either party shall have the right to apply to a Court in New York for the appointment of a single Arbitrator. The Arbitrator appointed by the Court shall conduct the arbitration in accordance with the rules of the American Arbitration Association. The arbitration hearing shall take place in the city of New York and be commenced as promptly as possible and conducted expeditiously. The Arbitrator's decision shall be final, without appeal and shall bind the parties. It is agreed that any dispute dealing with the infringement of intellectual property rights or the protection of confidential information shall not be subject to arbitration. The parties shall continue to perform their respective obligations notwithstanding a dispute until a dispute is resolved or arbitrated. The Arbitrator shall have the right and power to grant damages as well as award the costs of the arbitration within the limitations set forth in this Agreement. In no event will the Arbitrator have any authority to award damages in amounts or types not provided for or limited by this Agreement. The hearing shall take place no later than ninety (90) days following the appointment of the arbitrator and the decision shall be rendered at the latest one (1) month after the hearing.

SECTION 29 - CONFLICTS OF INTEREST

29.1 Consultant agrees that it will not assign the [TEXT DELETED] as "[TEXT DELETED]" on Schedule G hereto to provide services for any of UCAR's competitors (including any subsidiaries or affiliates of such competitors) listed below while such [TEXT DELETED] are in the [TEXT DELETED] of [TEXT DELETED] and during the period of, and for 24 months following, [TEXT DELETED] of [TEXT DELETED] to [TEXT DELETED]. The competitors to which this Section applies are as follows:

               SGL Carbon AG (Germany)
               Carbide/Graphite Group, Inc. (US)
               Showa Denko K.K. (Japan)
               Carbon Lorraine (France)

        It is acknowledged by the parties that UCAR's [TEXT DELETED] of [TEXT DELETED] and [TEXT DELETED], such as the [TEXT DELETED] of [TEXT DELETED] ("[TEXT DELETED] Applications") is [TEXT DELETED] in nature. Therefore, CGI agrees that it will not [TEXT DELETED] any [TEXT DELETED] to [TEXT DELETED] for any of UCAR's competitors listed above, if such [TEXT DELETED] has [TEXT DELETED] or [TEXT DELETED] in connection with the development of the [TEXT DELETED] Applications in the prior 24 months for [TEXT DELETED] and 12 months for [TEXT DELETED] without first obtaining consent from UCAR for [TEXT DELETED]. UCAR will not unreasonably withhold its consent to the [TEXT DELETED] of [TEXT DELETED] to [TEXT DELETED] for these listed competitors.

SECTION 30 - AUTHORIZATION AND ENFORCEABILITY

30.1    AUTHORIZATION AND ENFORCEABILITY - Each party represents that:

        (a) it has all requisite corporate power and authority to enter into this Agreement and to carry out the transaction contemplated herein;

        (b) the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by all requisite corporate action on the part of each party; and

        (c) this Agreement has been duly executed and delivered by such party and is a valid and binding obligation of such party, enforceable against it in accordance with its terms.

IN WITNESS WHEREOF each party hereto has caused its representative to execute this Agreement to be effective as of the date of execution.



CGI INFORMATION SYSTEMS AND MANAGEMENT         UCAR INTERNATIONAL INC.
    CONSULTANTS, INC.


By:  /s/ Francois Chasse                       By:  /s/ Corrado De Gasperis
   --------------------------------               ------------------------------
Name:  Francois Chasse                         Name:  Corrado De Gasperis
Title: Executive Vice President                Title:  Chief Information Officer

                                   SCHEDULE A

                                  BASE SERVICES

GENERAL DESCRIPTION OF BASE SERVICES. CGI will provide UCAR the services described in this Schedule A. In this role CGI will be the information services/information technology delivery manager and provide UCAR Systems Integration.

CGI will provide UCAR IS/IT Services at all UCAR locations in France (following satisfaction of the French Condition of Sale) and the U.S., and Graftech Inc., but excluding all manufacturing process technologies information technology. UCAR's operations in Irvine, California, Mexico, South Africa, Switzerland, Brazil, Russia, Spain and Italy are specifically excluded. It is understood that upon transition of the IS/IT Services at the in-scope locations listed above, UCAR may expand the IS/IT Services to the excluded locations on substantially similar terms.

1.0     GOVERNING RESPONSIBILITY DEFINITIONS

The following definitions will be used to describe the respective roles and responsibilities of CGI and UCAR as set forth in this Schedule A.

"PERFORM" means assuming primary responsibility for ensuring that a specific task attributed to a party is performed by said party in accordance with this Agreement.

"ASSIST" means assuming secondary responsibility for ensuring that a specific task attributed to a party, is performed by said party in accordance with this Agreement.

"APPROVE" means providing approval or authorization of a task attributed to the other party, when required and as appropriate.

2.0     ORGANIZATION STRUCTURE

[intentionally omitted]

3.0     CONTRACT MANAGEMENT OFFICE (CMO) SERVICES

It is the Contract Management Office (CMO) that manages and co-ordinates the delivery of the Services to UCAR in accordance with Section 2.6 (Contract Management Office). More specifically the responsibilities with respect to the CMO activities are as follows:


  ---------------------------------------------------------------------------------------------
  3.1    CONTRACT MANAGEMENT RESPONSIBILITIES                                CGI       UCAR
  ---------------------------------------------------------------------------------------------
  -   Authorize and prioritize information technology investments                     Perform
  ---------------------------------------------------------------------------------------------
  -   Consult with UCAR on technology investments                          Perform
  ---------------------------------------------------------------------------------------------
  -   Develop and approve the strategic information systems direction      Assist     Perform
      (including architecture, technology, network and standards)
      and authorize modifications.
  ---------------------------------------------------------------------------------------------
  -   Comply with UCAR architecture, technology, network and standards.    Perform    Perform
  ---------------------------------------------------------------------------------------------
  -   Provide UCAR with information system management and information      Perform
      technology guidance and support.



                                       A-1


  ---------------------------------------------------------------------------------------------
  -   Review UCAR Business Unit achievements in information technology     Assist    Perform
      utilization and provide direction.
  ---------------------------------------------------------------------------------------------
  -   Manage the strategic functions of information technology
  ---------------------------------------------------------------------------------------------
  -   Define and develop high level architecture and technology            Assist     Perform
  ---------------------------------------------------------------------------------------------
  -   Approve high level architecture and technology                                  Perform
  ---------------------------------------------------------------------------------------------
  -   Design security rules and policies                                   Assist     Perform
                                                                                      Approve
  ---------------------------------------------------------------------------------------------
  -   Provide CGI with clear direction of UCAR's business needs                       Perform
  ---------------------------------------------------------------------------------------------
  -   Work with UCAR managers to coordinate cross-functional Projects      Assist     Perform
      or Application Software Support.
  ---------------------------------------------------------------------------------------------
  -   Develop detailed project architecture, technology and standards      Perform    Assist
      considering system availability, reliability and serviceability.                Approve
  ---------------------------------------------------------------------------------------------
  -   Define standard configuration(s) (up to 3 standards) for             Perform    Assist
      Desktops, Notebooks and Laptops                                                 Approve
  ---------------------------------------------------------------------------------------------
  -   Manage and control standard system configuration(s) (up to 3         Perform    Assist
      standards)                                                                      Approve
  ---------------------------------------------------------------------------------------------
  -   Develop and submit annual technology and maintenance plan            Perform    Assist
  ---------------------------------------------------------------------------------------------
  -   Approve annual application technology maintenance plan.                         Perform
  ---------------------------------------------------------------------------------------------
  -   Report on conflicts and non-compliance issues                        Perform    Assist
  ---------------------------------------------------------------------------------------------
  -   Resolve conflicts and non-compliance issues.                         Assist     Perform
  ---------------------------------------------------------------------------------------------
  -   Review annual performance of CGI.                                    Assist     Perform
                                                                                      Approve
  ---------------------------------------------------------------------------------------------
  -   Develop, distribute and collate the CGI Customer Assessment          Perform    Assist
      Program
  ---------------------------------------------------------------------------------------------
  -   Audit processes, procedures, service levels and requirements         Assist     Perform
                                                                                      Approve
  ---------------------------------------------------------------------------------------------



   --------------------------------------------------------------------------------------------
   3.2    BUSINESS SYSTEM RESPONSIBILITIES                                   CGI       UCAR
   --------------------------------------------------------------------------------------------
   -   Determine the business needs of UCAR and capture requests           Assist    Perform
   --------------------------------------------------------------------------------------------
   -   Translate UCAR Business Units requirements into business            Assist    Perform
       requirements document
   --------------------------------------------------------------------------------------------
   -   Work with UCAR to translate requirements into business              Perform
       specifications
   --------------------------------------------------------------------------------------------
   -   Define specifications for UCAR application software                 Perform    Assist
   --------------------------------------------------------------------------------------------
   -   Document and update operational process. Identify areas for         Perform    Assist
       improvement.
   --------------------------------------------------------------------------------------------
   -   Where appropriate support each Project with a business case.        Assist    Perform
   --------------------------------------------------------------------------------------------
   -   Produce the Project and annual enhancement plan for the UCAR        Assist    Perform
       Business Units
   --------------------------------------------------------------------------------------------
   -   Define knowledge management strategy                                Assist    Perform
   --------------------------------------------------------------------------------------------
   -   Establish best practices for knowledge gathering                    Perform    Assist
   --------------------------------------------------------------------------------------------
   -   Establish standards on knowledge gathering techniques and tools     Perform    Assist
                                                                                     Approve
   --------------------------------------------------------------------------------------------
   -   Develop and maintain controlled UCAR procedures for metadata        Perform    Assist
       vocabularies, parallel taxonomies and thesaural browsers                      Approve
   --------------------------------------------------------------------------------------------
   -   Develop desktop knowledge sharing processes                         Perform    Assist
   --------------------------------------------------------------------------------------------
   -   Oversee maintenance of desktop portals                              Perform
   --------------------------------------------------------------------------------------------


                                       A-2


   -   Develop and integrate software that meets UCAR business             Perform   Approve
       requirements according to approved scope and budget
   --------------------------------------------------------------------------------------------



   --------------------------------------------------------------------------------------------
   3.3    OPERATIONS RESPONSIBILITIES                                        CGI       UCAR
   --------------------------------------------------------------------------------------------
   -   Develop security rules and policies                                 Assist    Perform
   --------------------------------------------------------------------------------------------
   -   Perform administration in accordance with security rules and        Perform   Assist
       procedures.
   --------------------------------------------------------------------------------------------
   -   Authorize the implementation of changes in the production           Assist    Approve
       environment according to the change management procedures.
   --------------------------------------------------------------------------------------------
   -   Coordinate availability of information technology resources to      Perform
       meet UCAR requirements.
   --------------------------------------------------------------------------------------------
   -   Coordinate implementation of changes with UCAR                      Perform    Assist
   --------------------------------------------------------------------------------------------
   -   Inform affected Business Units of scheduled implementations         Assist    Perform
   --------------------------------------------------------------------------------------------
   -   Provide required performance report to UCAR                         Perform
   --------------------------------------------------------------------------------------------
   -   Develop UCAR's escalation procedures as required from time to time  Assist    Perform
   --------------------------------------------------------------------------------------------
   -   Comply with UCAR escalation procedures as communicated by UCAR      Perform
       from time to time
   --------------------------------------------------------------------------------------------
   -   Comply with CGI escalation procedures as set forth in CGI's         Perform   Perform
       operational framework document
   --------------------------------------------------------------------------------------------




   --------------------------------------------------------------------------------------------
   3.4    MANAGEMENT SERVICES                                                CGI       UCAR
   --------------------------------------------------------------------------------------------
   -   Co-ordinate and manage the delivery of Tier I, Tier II and Tier     Perform
       III services to UCAR
   --------------------------------------------------------------------------------------------
   -   Manage the Assigned Contracts and the Retained Contracts            Perform
   --------------------------------------------------------------------------------------------
   -   Advise UCAR of Computer Systems capacity issues                     Perform
   --------------------------------------------------------------------------------------------
   -   Advise UCAR of new hardware, software, and system concepts          Perform
   --------------------------------------------------------------------------------------------
   -   Recommend new, cost effective technologies where and when           Perform  Assist
       applicable
   --------------------------------------------------------------------------------------------
   -   Provide reasonable assistance to CGI in isolating operational       Assist   Perform
       problems
   --------------------------------------------------------------------------------------------
   -   Manage the delivery of scheduled reports to UCAR                    Perform
   --------------------------------------------------------------------------------------------



   --------------------------------------------------------------------------------------------
   3.5    CONFIGURATION AND CHANGE MANAGEMENT                                CGI       UCAR
   --------------------------------------------------------------------------------------------
   -   Prioritize Change Requests                                          Assist    Perform
   --------------------------------------------------------------------------------------------
   -   Chair the UCAR Change Management Committee meetings                           Perform
   --------------------------------------------------------------------------------------------
   -   Provide input on the value of Change Requests to meeting UCAR       Perform   Perform
       business objectives in the Change Management Committee meetings
   --------------------------------------------------------------------------------------------
   -   Document, manage, and distribute all UCAR Change Request            Perform
   --------------------------------------------------------------------------------------------
   -   Provide UCAR with Quality Control signoff on testing performed by   Perform   Approve
       CGI for all changes prior to implementation.
   --------------------------------------------------------------------------------------------
   -   Provide an implementation plan supporting major Change Requests     Perform
   --------------------------------------------------------------------------------------------
   -   Initiate, manage, and document problem management                   Perform   Perform
   --------------------------------------------------------------------------------------------



   --------------------------------------------------------------------------------------------
   3.6    INVENTORY MANAGEMENT & PROCUREMENT                                 CGI       UCAR
   --------------------------------------------------------------------------------------------
   -   Develop and maintain approved products catalogue                    Perform   Approve
   --------------------------------------------------------------------------------------------
   -   Provide product advice to UCAR IT                                   Perform   Assist
   --------------------------------------------------------------------------------------------


                                       A-3


   -   Negotiate with suppliers for contracts managed  by CGI              Perform   Assist
   --------------------------------------------------------------------------------------------
   -   Arrange procurement financing                                       Perform   Approve
   --------------------------------------------------------------------------------------------
   -   Develop Procurement Plan for items done on UCAR's behalf            Perform   Approve
   --------------------------------------------------------------------------------------------
   -   Approve Procurement done on UCAR's behalf                                     Perform
   --------------------------------------------------------------------------------------------
   -   Co-ordinate and administer procurement for acquisitions requested   Perform
       by UCAR
   --------------------------------------------------------------------------------------------
   -   Maintain procurement records                                        Perform
   --------------------------------------------------------------------------------------------
   -   Maintain records of inventory and associated users                  Perform   Assist
   --------------------------------------------------------------------------------------------
   -   Update inventory database ensuring capture of changes caused by     Perform   Assist
       IMAC Process
   --------------------------------------------------------------------------------------------
   -   Management movement of hardware and software through IMAC process   Perform
   --------------------------------------------------------------------------------------------
   -   Manage installation and rollout of inventory                        Perform
   --------------------------------------------------------------------------------------------
   -   Manage/Move/Add/Change or technology refresh of in scope inventory  Perform
   --------------------------------------------------------------------------------------------




   --------------------------------------------------------------------------------------------
   3.7    DOCUMENTATION                                                      CGI       UCAR
   --------------------------------------------------------------------------------------------
   -   Maintain existing user, site, network, configuration, license and   Perform   Approve
       equipment documentation as agreed by the parties.
   --------------------------------------------------------------------------------------------
   Maintain existing documentation of all IT systems, including at a       Perform   Approve
   minimum:
   -   Technical program specifications for each module of code,
       including source code
   -   Descriptive and diagrammatic definition of the logical physical database design
   -   Procedure manuals suitable for Users
   -   Operations manuals
   --------------------------------------------------------------------------------------------
   Maintain existing documentation that is:                                Perform   Approve
   -   Presented to a standard agreed with UCAR in terms of its
       presentation, accuracy and scope
   -   The most current and up-to-date versions available
   -   In English and French languages (as required in Europe)
   --------------------------------------------------------------------------------------------
    Produce and distribute changes to user documentation concurrent with            Perform
   software changes
   --------------------------------------------------------------------------------------------
   -   Supply revisions at no additional cost to UCAR except as related    Perform
       to Tier III Projects
   --------------------------------------------------------------------------------------------
   -   Audit documentation                                                          Perform
   --------------------------------------------------------------------------------------------



   -----------------------------------------------------------------------------
   3.8    CHANGE MANAGEMENT PROCESS
   CGI will apply its change management process as will be defined within the Operational Framework. The change management process ensures that:

   o A Change Management Committee will be created as identified in Section 8.2 (Change Management Committee) of the Agreement;

   o Each change must be supported by an impact analysis and a roll-back plan to minimize potential interruptions related to the introduction of a change in Production, unless otherwise agreed to by the Change Management Committee;

   o Change Requests are reported in the monthly management report given to UCAR, highlighting Change Requests implemented, completed, those still active and those planned over the next period;

   o On an ongoing basis, identified Change Requests are registered by CGI, tagged with a priority level by UCAR and will remain open until they are completed;

   o  A formal escalation procedure is defined and is strictly adhered to; and,

   o  Outstanding Change Requests are reviewed at the Change Management
      Committee.

4.0     OPERATION SERVICES (TIER I)

4.1     GENERAL

Allocation of UCAR and CGI's responsibilities in the delivery of Operations Services is described hereinafter.

4.2     SERVICES PROVIDED

For Operation Services, CGI will:

        o      PARTICIPATE IN CHANGE MANAGEMENT PROCESS
        o PROVIDE DAY TO DAY OPERATIONAL AND TECHNICAL SUPPORT FOR THE PRODUCTION AND TEST ENVIRONMENTS FOR THE COMPUTER SYSTEM.
        o      PROVIDE PRODUCTION SERVICES
        o      PROVIDE UCAR WITH A SINGLE POINT OF CONTACT HELP DESK
        o      MANAGE PRODUCTION SCHEDULING
        o      PERFORM BACKUP ACTIVITIES OF THE PRODUCTION ENVIRONMENTS
        o      UPON COMPLETION AND MUTUAL ACCEPTANCE OF TARGET SERVICE
               LEVELS (BY END OF TRANSITION PERIOD) MEET THOSE TARGET SERVICE LEVELS
        o      PERFORM PROBLEM IDENTIFICATION AND RECTIFICATION
        o      PERFORM CHANGE REQUESTS TO OPERATION SERVICES

More specifically, for each of the Operation Services listed above, the responsibilities are as follows:


 -----------------------------------------------------------------------------------------------
 4.2.1  CHANGE AND PROBLEM MANAGEMENT                                        CGI       UCAR
 -----------------------------------------------------------------------------------------------
 -   Prioritize Change Requests                                           Assist      Perform
 -----------------------------------------------------------------------------------------------
 -   Assign staff to change management committee                          Perform     Perform
 -----------------------------------------------------------------------------------------------
 -   Approve (VETO) change to production environments                                 Perform
 -----------------------------------------------------------------------------------------------
 -   Take ownership of Change Request                                     Perform
 -----------------------------------------------------------------------------------------------
 -   Maintain accurate change and problem logs                            Perform
 -----------------------------------------------------------------------------------------------

                                       A-5



 -   Develop impact analysis of changes                                   Perform
 -----------------------------------------------------------------------------------------------
 -   Develop change implementation plan                                   Perform
 -----------------------------------------------------------------------------------------------
 -   Develop fallback plan                                                Perform
 -----------------------------------------------------------------------------------------------
 -   Report problems to the help desk                                     Perform     Perform
 -----------------------------------------------------------------------------------------------
 -   Notify UCAR of malfunctions or errors                                Perform
 -----------------------------------------------------------------------------------------------
 -   Initiate and follow escalation procedures                            Perform     Assist
 -----------------------------------------------------------------------------------------------
 -   Approve problem severity definition                                  Assist      Perform
 -----------------------------------------------------------------------------------------------
 -   Coordinate and manage the vendors under the Assigned Contracts and   Perform
     the Retained Contracts
 -----------------------------------------------------------------------------------------------
 -   Approve problem closure                                                          Perform
 -----------------------------------------------------------------------------------------------


 -----------------------------------------------------------------------------------------------
 4.2.2  ESCALATION PROCEDURES                                                CGI       UCAR
 -----------------------------------------------------------------------------------------------
 -   Develop Escalation Procedures.                                       Perform     Assist
 -----------------------------------------------------------------------------------------------
 -   Approve Escalation Procedures                                                    Approve
 -----------------------------------------------------------------------------------------------
 -   Track and manage the resolution of all Escalated Incidents.          Perform     Approve
                                                                                      Assist
 -----------------------------------------------------------------------------------------------
 -   Where required, resolve Escalated Incidents.                         Perform
 -----------------------------------------------------------------------------------------------
 -   Document Escalated Incidents.                                        Perform
 -----------------------------------------------------------------------------------------------
 -   Advise the User of any changes to original Resolution Period and     Perform
     the Resolution Process.
 -----------------------------------------------------------------------------------------------
 -   Report Escalated Incidents as part of the normal Help Desk           Perform
     reporting.
 -----------------------------------------------------------------------------------------------


 -----------------------------------------------------------------------------------------------
 4.2.3  COMPUTER SYSTEMS OPERATIONS AND SUPPORT                              CGI       UCAR
 -----------------------------------------------------------------------------------------------
 4.2.3.1 GENERAL
 -----------------------------------------------------------------------------------------------
 -   Preliminary approval by CGI Tier I manager of any changes to the      Perform
     Production Environment
 -----------------------------------------------------------------------------------------------
 -   Provide final approval to all Change Requests                                    Perform
 -----------------------------------------------------------------------------------------------
 -   Provide the maintenance window each month if required and as          Perform    Assist
     specified in Schedule J
 -----------------------------------------------------------------------------------------------
 -   Manage and co-ordinate all support activities with vendors under      Perform
     the Assigned Contracts and Retained Contracts to limit operational conflicts
 -----------------------------------------------------------------------------------------------
 -   Provide continuous and stable power, and adhere to industry                      Perform
     environmental standards to and for the physical infrastructures supporting UCAR networks at UCAR Sites
 -----------------------------------------------------------------------------------------------
 -   Monitor supported system log files                                    Perform
 -----------------------------------------------------------------------------------------------
 -   Monitor and maintain supported Hardware, System Software, and         Perform
     Application Software defined in Schedules D and F
 -----------------------------------------------------------------------------------------------
 -   Install new releases, updates and patches for System Software         Perform    Approve
     issued by 3rd parties under the Change Request allocations
 -----------------------------------------------------------------------------------------------
 -   Provide for and administer third party, warranty, maintenance and     Perform
     support under the Assigned Contracts and the Retained Contracts
 -----------------------------------------------------------------------------------------------
 -   Operate system equipment according to schedule and service level      Perform
     requirements
 -----------------------------------------------------------------------------------------------
 -   Perform restarts                                                      Perform
 -----------------------------------------------------------------------------------------------
 -   Execute escalation procedures for malfunctions and failures           Perform
 -----------------------------------------------------------------------------------------------
 -   Test new software and upgrades previously approved for                Perform
     compatibility with baseline/current configuration
 -----------------------------------------------------------------------------------------------


                                       A-6


 -   Prepare Change Request for Hardware and Application Software          Perform    Approve
     upgrades
 -----------------------------------------------------------------------------------------------
 -   Perform system software recovery, problem analysis, resolution, and  Perform reporting
 -----------------------------------------------------------------------------------------------
 -   Provide technical support as needed to resolve problems              Perform
 -----------------------------------------------------------------------------------------------
 -   Manage user passwords and profiles                                   Perform
 -----------------------------------------------------------------------------------------------
 -   Support security mechanisms                                          Perform
 -----------------------------------------------------------------------------------------------
 -   Support and manage Local Area Network devices                        Perform
 -----------------------------------------------------------------------------------------------
 -   Manage and control system configuration                              Perform
 -----------------------------------------------------------------------------------------------


 -----------------------------------------------------------------------------------------------
 4.2.3.2 PERFORMANCE TUNING & MANAGEMENT FOR AS400
 -----------------------------------------------------------------------------------------------
 -   Monitor statistics such as DASD usage, CPU utilization for           Perform
     Production Servers
 -----------------------------------------------------------------------------------------------
 -   Review configuration                                                 Perform
 -----------------------------------------------------------------------------------------------
 -   Review usage                                                         Perform    Assist
 -----------------------------------------------------------------------------------------------
 -   Define indicators to monitor                                         Perform    Assist
 -----------------------------------------------------------------------------------------------
 -   Establish production environment thresholds to maintain service      Perform    Approve
     levels and provide exception reporting where required
 -----------------------------------------------------------------------------------------------
 -   Perform tuning based on above information                            Perform
 -----------------------------------------------------------------------------------------------



 -----------------------------------------------------------------------------------------------
 4.2.3.3 PERFORMANCE & CAPACITY PLANNING
 -----------------------------------------------------------------------------------------------
 -   Manage system performance and capacity                                Perform
 -----------------------------------------------------------------------------------------------
 -   Trend data required to validate the capacity planning exercise        Perform
 -----------------------------------------------------------------------------------------------
 -   Monitor and document work loads                                       Perform
 -----------------------------------------------------------------------------------------------
 -   Evaluate future impacts of Projects                                   Perform    Approve
 -----------------------------------------------------------------------------------------------
 -   Deliver an annual performance and capacity plan to reflect UCAR's     Perform    Assist
     anticipated Computer Systems growth                                              Approve
 -----------------------------------------------------------------------------------------------


 -----------------------------------------------------------------------------------------------
 4.2.3.4 ADMINISTRATION & MANAGEMENT
 -----------------------------------------------------------------------------------------------
 -   Identify and respond to abnormal job termination                      Perform
 -----------------------------------------------------------------------------------------------
 -   Register users, issue mail Ids, issue SecureID tokens                 Perform    Assist
                                                                                      Approve
 -----------------------------------------------------------------------------------------------
 -   Manage user Ids and accounts                                          Perform
 -----------------------------------------------------------------------------------------------
 -   Assign and change user passwords                                      Perform
 -----------------------------------------------------------------------------------------------
 -   Create, maintain and delete user profiles                             Perform    Assist
                                                                                      Approve
 -----------------------------------------------------------------------------------------------
 -   Create and modify user login scripts                                  Perform
 -----------------------------------------------------------------------------------------------
 -   Control the amount of user disk space                                 Perform
 -----------------------------------------------------------------------------------------------
 -   Maintain existing documentation for the Induction process for         Perform    Approve
     computer systems
 -----------------------------------------------------------------------------------------------
 -   Execute the induction process for each new UCAR User.                 Perform
 -----------------------------------------------------------------------------------------------
 -   Participate in Health & Safety orientation and meetings, as           Perform
     appropriate
 -----------------------------------------------------------------------------------------------
 -   Provide Health & Safety orientation to IT contractors at UCAR         Assist     Perform
     locations (to current levels)
 -----------------------------------------------------------------------------------------------


 -----------------------------------------------------------------------------------------------
 4.2.3.5 IMACS (PERSONAL COMPUTING DEVICES, TELCO, DISTRIBUTED PRINTERS
        / SERVERS)
 -----------------------------------------------------------------------------------------------
 -   Scheduling of IMACs                                                  Perform     Approve
 -----------------------------------------------------------------------------------------------
 -   Planning and coordinating the execution of Install, Move, Add and    Perform
     Change
 -----------------------------------------------------------------------------------------------
 -   Coordination of site preparation                                     Assist      Perform
 -----------------------------------------------------------------------------------------------
 -   Installation of system unit                                          Perform
 -----------------------------------------------------------------------------------------------
 -   Pre-delivery preparation                                             Perform
 -----------------------------------------------------------------------------------------------
 -   Local Pre-delivery preparation                                       Perform
 -----------------------------------------------------------------------------------------------
 -   Desk side Pre-delivery preparation                                   Perform
 -----------------------------------------------------------------------------------------------
 -   Data Move                                                            Perform
 -----------------------------------------------------------------------------------------------
 -   Data Conversion as specified and funded in Change Request Process    Perform     Approve
 -----------------------------------------------------------------------------------------------
 -   Ad hoc User orientation at system installation, as specified and     Perform     Approve
     funded in Change Request Process
 -----------------------------------------------------------------------------------------------
 -   De-installation of system unit                                       Perform
 -----------------------------------------------------------------------------------------------
 -   Data erasure upon retirement, removal or change of a Computer        Perform     Approve
     Systems
 -----------------------------------------------------------------------------------------------


 -----------------------------------------------------------------------------------------------
 4.2.4  PRODUCTION SUPPORT AND SCHEDULING FOR AS400                          CGI        UCAR
 -----------------------------------------------------------------------------------------------
 -   Approve production schedules                                                      Perform
 -----------------------------------------------------------------------------------------------
 -   Execute UCAR-approved production scheduling                          Perform
 -----------------------------------------------------------------------------------------------
 -   Identify and respond to abnormal job termination                     Perform
 -----------------------------------------------------------------------------------------------
 -   Provide feedback concerning problems with output jobs                Perform
 -----------------------------------------------------------------------------------------------
 -   Monitor and restart regularly scheduled job batches according to     Perform
     UCAR requirements
 -----------------------------------------------------------------------------------------------
 -   Provide application scheduling support and maintenance               Perform
 -----------------------------------------------------------------------------------------------
 -   Provide special production scheduling upon request from UCAR         Perform
 -----------------------------------------------------------------------------------------------
 -   Resolve scheduling conflicts                                         Assist       Perform
                                                                                       Approve
 -----------------------------------------------------------------------------------------------


 -----------------------------------------------------------------------------------------------
 4.2.5  BACKUP AND RECOVERY FOR SERVERS (AT UCAR SITES AND CGI SITES)        CGI          UCAR
 -----------------------------------------------------------------------------------------------
 -   Define backup requirements                                            Assist      Perform
 -----------------------------------------------------------------------------------------------
 -   Perform backup schedule to meet requirements                          Perform
 -----------------------------------------------------------------------------------------------
 -   Perform tape mounting and dismounting                                 Perform
 -----------------------------------------------------------------------------------------------
 -   Perform on-site tape library movements                                Perform
 -----------------------------------------------------------------------------------------------
 -   Perform off-site tape library movements                               Perform
 -----------------------------------------------------------------------------------------------
 -   Provide off-site storage and courier services for tapes               Perform
 -----------------------------------------------------------------------------------------------
 -   Provide tape and cassette supply requirements                         Perform     Approved
 -----------------------------------------------------------------------------------------------
 -   Provide system recovery services as needed                            Perform
 -----------------------------------------------------------------------------------------------
 -   Execute backups of data on the local drive of desktops and laptops                Perform
 -----------------------------------------------------------------------------------------------


 -----------------------------------------------------------------------------------------------
 4.2.6  SECURITY                                                             CGI        UCAR
 -----------------------------------------------------------------------------------------------
 -   Coordinate physical access to UCAR facilities                                     Perform
 -----------------------------------------------------------------------------------------------
 -   Manage and administer logical security access into UCAR Systems       Perform
 -----------------------------------------------------------------------------------------------
 -   Implement industry standards for password rotation, access            Perform     Approve


                                       A-8


     privileges, and other security procedures on NT and AS/400 systems in accordance with UCAR security policies
 -----------------------------------------------------------------------------------------------
 -   Manage application level password rotation, access privileges, and    Perform
     other security procedures on NT and AS/400 systems
 -----------------------------------------------------------------------------------------------
 -   Manage system level access and privileges on NT and AS/400            Perform
     environments
 -----------------------------------------------------------------------------------------------

 -----------------------------------------------------------------------------------------------
 4.2.7  TECHNICAL HELP DESK SUPPORT                                          CGI        UCAR
 -----------------------------------------------------------------------------------------------
 -   Technical (not applications) help desk support for servers,           Perform
     telecommunications and desktops
 -----------------------------------------------------------------------------------------------
 -   Log, document and categorize calls and accept ownership of each       Perform
     first level call
 -----------------------------------------------------------------------------------------------
 -   Refer Incidents to 2nd and 3rd level Support                          Perform
 -----------------------------------------------------------------------------------------------
 -   Provide a Single Point Of Contact (SPOC) for the Services via         Perform
     current number
 -----------------------------------------------------------------------------------------------
 -   Track problems and coordinate until resolution.                       Perform
 -----------------------------------------------------------------------------------------------
 -   Document problem resolution.                                          Perform
 -----------------------------------------------------------------------------------------------
 -   Identify recurring problems and escalate.                             Perform
 -----------------------------------------------------------------------------------------------
 -   Escalate problems that are not resolved during initial call.          Perform
 -----------------------------------------------------------------------------------------------
 -   Provision of emergency support outside normal business hours as       Perform    Approve
     defined in Schedule J.
 -----------------------------------------------------------------------------------------------
 -   Train Help Desk staff                                                 Perform
 -----------------------------------------------------------------------------------------------
 -   Notify users of system availability (scheduled and unscheduled)       Perform
 -----------------------------------------------------------------------------------------------
 -   Measure and Report SPOC performance                                   Perform
 -----------------------------------------------------------------------------------------------
 -   Manage 2nd and 3rd Level support                                      Perform
 -----------------------------------------------------------------------------------------------
 -   Perform problem analysis, trending, reporting and documenting         Perform    Approve
     procedural changes
 -----------------------------------------------------------------------------------------------
 -   Manage escalation or critical situation procedures                    Perform
 -----------------------------------------------------------------------------------------------

 -----------------------------------------------------------------------------------------------
 4.2.8  PRINTING (AS/400)                                                    CGI        UCAR
 -----------------------------------------------------------------------------------------------
 -   Approve printing schedules                                                       Perform
 -----------------------------------------------------------------------------------------------
 -   Manage printing according to schedule                                 Perform
 -----------------------------------------------------------------------------------------------
 -   Provide toner, paper, special forms, and envelopes not within                    Perform
     baseline
 -----------------------------------------------------------------------------------------------
 -   Output processing management                                          Perform
 -----------------------------------------------------------------------------------------------

 -----------------------------------------------------------------------------------------------
 4.2.9  DATA CENTER AND COMPUTER ROOM FACILITIES                             CGI        UCAR
 -----------------------------------------------------------------------------------------------
 -   Physical Facility Management - Data Centre (Applies if located at      Assist    Perform
     UCAR Site)
 -----------------------------------------------------------------------------------------------
 -   Physical Facility Management - Computer Room (Applies if located at   Perform    Assist
     CGI Site)
 -----------------------------------------------------------------------------------------------
 -   Advise UCAR of any required maintenance                               Perform
 -----------------------------------------------------------------------------------------------
 -   Oversee Data Center or Computer Room maintenance activities           Perform    Assist
 -----------------------------------------------------------------------------------------------
 -   Maintain a log of maintenance performed to the Data Centre or         Perform
     Computer Room
 -----------------------------------------------------------------------------------------------

 -----------------------------------------------------------------------------------------------
 4.2.10 WIDE AREA NETWORK (WAN) OPERATIONS                                   CGI        UCAR
 -----------------------------------------------------------------------------------------------
 -   Configure network software and parameters                             Perform
 -----------------------------------------------------------------------------------------------


                                       A-9


 -   Manage branch site planning, organization and operation for           Perform    Assist
     telecommunications                                                               Approve
 -----------------------------------------------------------------------------------------------
 -   Ensure integrity and performance of WAN connection                    Perform
 -----------------------------------------------------------------------------------------------
 -   Manage and administer third party, warranty, maintenance and          Perform
     support under the Assigned Contracts and the Retained Contracts for network services
 -----------------------------------------------------------------------------------------------
 -   Perform telecommunications system maintenance schedule in             Perform
     accordance with vendor's requirements
 -----------------------------------------------------------------------------------------------
 -   Perform restarts                                                      Perform    Assist
 -----------------------------------------------------------------------------------------------
 -   Execute escalation procedures for malfunctions and failures           Perform
 -----------------------------------------------------------------------------------------------
 -   Prepare Change Request for Hardware and Software upgrades             Perform    Approve
 -----------------------------------------------------------------------------------------------
 -   Establish and maintain virus protection practices that are at least   Perform
     consistent with current practices
 -----------------------------------------------------------------------------------------------
 -   Provide technical support as needed to resolve WAN problems           Perform
 -----------------------------------------------------------------------------------------------

 -----------------------------------------------------------------------------------------------
 4.2.11 VOICE OPERATIONS                                                     CGI        UCAR
 -----------------------------------------------------------------------------------------------
 -   Configure PBX software and parameters                                 Perform
 -----------------------------------------------------------------------------------------------
 -   PBX reporting, bill audits, usage reports, and refund tracking.       Perform
 -----------------------------------------------------------------------------------------------
 -   Responsibility for all long-distance telephone charges, including                Perform
     help desk calls
 -----------------------------------------------------------------------------------------------
 -   Manage and administer third party, warranty, maintenance and          Perform
     support under the Assigned Contracts and the Retained Contracts for network services
 -----------------------------------------------------------------------------------------------
 -   Provide Change Requests for IMAC support for voice services           Perform    Assist
     including PBX and Cell Phones changes                                            Approve
 -----------------------------------------------------------------------------------------------
 -   Perform restarts                                                      Perform
 -----------------------------------------------------------------------------------------------
 -   Execute escalation procedures for malfunctions and failures           Perform
 -----------------------------------------------------------------------------------------------
 -   Perform PBX recovery                                                  Perform
 -----------------------------------------------------------------------------------------------
 -   Provide 1st level technical support as needed                         Perform
 -----------------------------------------------------------------------------------------------

 -----------------------------------------------------------------------------------------------
 4.2.12 TECHNOLOGY REFRESH                                                   CGI        UCAR
 -----------------------------------------------------------------------------------------------
 -   Hardware (other than desktop) and System Software (other than         Assist     Perform
     desktop) Refresh
 -----------------------------------------------------------------------------------------------
     -   Procurement responsibility                                        Perform    Assist
 -----------------------------------------------------------------------------------------------
     -   Financial Responsibility                                                     Perform
 -----------------------------------------------------------------------------------------------
 -   Desktop Refresh                                                       Perform    Assist
 -----------------------------------------------------------------------------------------------
     -   Procurement responsibility                                        Perform
 -----------------------------------------------------------------------------------------------
     -   Financial Responsibility                                          Perform
 -----------------------------------------------------------------------------------------------
     -   Annual Refresh rate of 15% as per PC Refreshment Cycle Chart      Perform
 -----------------------------------------------------------------------------------------------
     -   PC's to have useable life for 6.66 years                          Perform
 -----------------------------------------------------------------------------------------------
     -   Power users, as defined by UCAR, will be refreshed every          Perform
         24-months
 -----------------------------------------------------------------------------------------------
     -   Regular users will reuse PCs previously used by Power Users       Perform
 -----------------------------------------------------------------------------------------------
     -   Manage the refreshment schedule                                   Perform    Approve
                                                                                      Assist
 -----------------------------------------------------------------------------------------------

 -------------------------------------------------------------------------------
 4.2.13  DESKTOP REFRESH ASSUMPTIONS
 -------------------------------------------------------------------------------

 - Does not include any Client-Access Licenses for Servers or Server Applications (e.g. WinNT4, W2Kserver, Exchange 5.5/2000, Netware
       User License, etc.)
 -------------------------------------------------------------------------------
 -     Does not include removable media costs
 -------------------------------------------------------------------------------
 -     Desktop Software and Hardware (as identified below) are purchased and remain in CGI's  name
 -------------------------------------------------------------------------------
 -     Standard Manufacturer warranty for PCs/Laptops for 3-years from date of purchase
 -------------------------------------------------------------------------------
 -     Desktops vs. Laptops (US = 60% Desktops, 40% Laptops and in
       Europe = 70% Desktops, 30% Laptops
 -------------------------------------------------------------------------------
 -     No PC growth rate factored into 10-year contract
 -------------------------------------------------------------------------------
 -     No provisions for removing desktops and laptops prior to
       6.66 year lifespan
 -------------------------------------------------------------------------------
 -     Shipping and handling charges are not included
 -------------------------------------------------------------------------------
 - Price does not include any software other than Microsoft desktop operating system and Microsoft Office 2000 Professional
 -------------------------------------------------------------------------------
 - Initial Target Desktop Model*        -  Initial Target Laptop/Notebook Model*
   - Pentium III 866Mhz                 -  Pentium III 850Mhz
   - 256MB Memory                       -  256MB Memory
   - 20Gb HD                            -  20Gb HD
   - CD-ROM                             -  CD-ROM
   - 250Mb Zip Drive                    -  PCMCIA Modem
   - 10/100Mb Ethernet NIC (Token-Ring  -  Docking Station with Integrated
     at additional cost)                   10/100Mb Ethernet NIC (Token-Ring
   - Windows 98 SE (US) / Windows NT       at additional cost)
     (Europe)                           -  Windows 98 SE (US) / Windows NT
   - MS Office 2000 Professional           (Europe)
                                            -  MS Office 2000 Professional

 -------------------------------------------------------------------------------
 * Models for future refreshes will be mutually agreed and are expected to be substantially equivalent in price to the Initial Target Models and "one generation back" in terms of performance and capacity (for instance, if "state-of-the-art" processing speed is one gigahertz then "one generation back" for purposes of the Model will be 866Mhz).
 -------------------------------------------------------------------------------
 - PC REFRESHMENT CYCLE CHART FOR 951 PCS --10 YEARS
 -------------------------------------------------------------------------------
                                  CONTRACT YEAR
 -------------------------------------------------------------------------------
                1     2     3      4      5      6      7      8       9      10
 -------------------------------------------------------------------------------
 U.S.
 -   DESKTOP   76     76    76    76     76     76     76     76       76     76
 -   LAPTOP    20     20    20    20     20     20     20     20       20     20
 -------------------------------------------------------------------------------
 FRANCE
 -   DESKTOP   43     43    43    43     43     43     43     43       43     43
 -   LAPTOP     7      7     7     7      7      7      7      7        7      7
 -------------------------------------------------------------------------------

 -----------------------------------------------------------------------------------------------
 4.2.14 OUT-OF-SCOPE UCAR LOCATIONS                                          CGI       UCAR
 -----------------------------------------------------------------------------------------------
 These services will be provided in support of UCAR locations that are     Assist   Perform
 not UCAR Sites, as these services were provided in support of those locations by the In-Scope Personnel as of the Commencement Date. CGI
 will not be financially responsible for any lease, license or maintenance fees for software or hardware located at any UCAR location that is not a
 UCAR Site. CGI will be entitled to reimbursement for travel and travel related expenses incurred at the request of UCAR to provide any services



                                       A-11


 while physically at any such UCAR location. (CGI will be responsible for its personnel's travel and travel related expenses to attend the types of UCAR IS/IT meetings that the In-Scope Personnel attended prior to the Commencement Date.)
 -----------------------------------------------------------------------------------------------
 -     The help desk services described in Section 4.2.7 of this Schedule  Perform
 -----------------------------------------------------------------------------------------------
 -     Establish server standards for all UCAR locations                   Perform  Approve
 -----------------------------------------------------------------------------------------------
 -     Monitor compliance with the established server standards            Perform
 -----------------------------------------------------------------------------------------------
 -     The WAN Operations services described in Section 4.2.10 of this     Perform
       Schedule
 -----------------------------------------------------------------------------------------------


5.0     APPLICATION SOFTWARE SUPPORT (TIER II)

5.1.    GENERAL

This Section describes the roles and responsibilities related to the activities performed by the parties for Application Software Support.

5.2     SERVICES PROVIDED

Application Software Support Services require CGI to:

   o  Provide maintenance and enhancements for applications while in production;
   o  Respond to the trouble tickets;
   o  Meet agreed upon Target Service Levels;
   o  Participate in the change management process;
   o Correction of a problem or a defect which is defined as a situation in which Application Software does not perform according to Target Service Levels; or as designated in the project design document;
   o Perform Change Requests to Application Software (note that, as defined in the Agreement, certain Application Software Support activities will be treated as a Tier III Project).

More specifically, for the Application Software Support Services, responsibilities are as follows:

  -----------------------------------------------------------------------------------------------
  5.2.1   APPLICATION MAINTENANCE MANAGEMENT                             CGI             UCAR
  -----------------------------------------------------------------------------------------------
  -       Prioritize Change Requests                                   Assist           Perform
  -----------------------------------------------------------------------------------------------
  -       Maintain an updated log of Change Requests                   Perform          Assist
  -----------------------------------------------------------------------------------------------

  ------------------------------------------------------------------------------------------------
  5.2.2   CHANGE AND PROBLEM MANAGEMENT                                  CGI             UCAR
  ------------------------------------------------------------------------------------------------
  -   Prioritize Change Requests                                                        Perform
  ------------------------------------------------------------------------------------------------
  -   Prepare release schedule                                         Perform          Approve
  ------------------------------------------------------------------------------------------------
  -   Assign staff to change management committee                      Perform          Perform
  ------------------------------------------------------------------------------------------------
  -   Approve (VETO) change to production environments                                  Perform
  ------------------------------------------------------------------------------------------------
  -   Take ownership of Change Request                                 Perform
  ------------------------------------------------------------------------------------------------
  -   Maintain accurate change and problem logs                        Perform
  ------------------------------------------------------------------------------------------------



                                       A-12


  -   Develop impact analysis of changes                               Perform
  ------------------------------------------------------------------------------------------------
  -   Develop change implementation plan                               Perform
  ------------------------------------------------------------------------------------------------
  -   Develop fall - back plan                                         Perform
  ------------------------------------------------------------------------------------------------
  -   Report problems and problem status to the help desk              Perform          Perform
  ------------------------------------------------------------------------------------------------
  -   Notify UCAR of malfunctions or errors                            Perform
  ------------------------------------------------------------------------------------------------
  -   Initiate and follow escalation procedures                        Perform
  ------------------------------------------------------------------------------------------------
  -   Assign problem severity                                          Perform
  ------------------------------------------------------------------------------------------------
  -   Coordinate 3rd party vendor activities to resolve                Perform
      malfunctions or errors
  ------------------------------------------------------------------------------------------------
  -   Approve problem closure                                                           Perform
  ------------------------------------------------------------------------------------------------
  -   Manage Application Software Inventory                            Perform
  ------------------------------------------------------------------------------------------------
  -   Maintain current Application Software source code                Perform          Assist
  ------------------------------------------------------------------------------------------------

  -------------------------------------------------------------- --------------------- -----------
  5.2.3  PRODUCTION SUPPORT                                              CGI              UCAR
  -------------------------------------------------------------- --------------------- -----------
  -   Notify Help Desk of application problems                         Perform          Perform
  -------------------------------------------------------------- --------------------- -----------
  -   Isolate and identify application fixes and the estimated         Perform
      time required to repair.
  -------------------------------------------------------------- --------------------- -----------
  -   Co-ordinate with end-users to assist CGI in isolating            Perform          Perform
      and identifying application problems
  -------------------------------------------------------------- --------------------- -----------
  -   Develop and implement work-around's to application               Perform
      problems
  -------------------------------------------------------------- --------------------- -----------
  -   Keep CMO informed of actions taken to resolve defects            Perform
  -------------------------------------------------------------- --------------------- -----------
  -   Detect and arrange correction of latent faults or                Perform
      potential production problems
  -------------------------------------------------------------- --------------------- -----------
  -   Detect and recommend improvements to application quality         Perform
      and efficiency
  -------------------------------------------------------------- --------------------- -----------
  -   Configure applications to accommodate minor hardware and         Perform
      software changes
  -------------------------------------------------------------- --------------------- -----------
  -   Provide assistance to Tier I application activities as           Perform
      required
  -------------------------------------------------------------- --------------------- -----------
  -   Implement changes to parameter driven tables as                  Perform
      requested by UCAR
  -------------------------------------------------------------- --------------------- -----------

  -------------------------------------------------------------- --------------------- -----------
  5.2.4  MAINTENANCE AND APPLICATION SUPPORT                             CGI           UCAR
  -------------------------------------------------------------- --------------------- -----------
  -   When CGI experiences conflict prioritize work on                                 Perform
      application problems
  -------------------------------------------------------------- --------------------- -----------
  -   Use reasonable commercial efforts to promptly rectify            Perform
      all material problems with the applications
  -------------------------------------------------------------- --------------------- -----------
  -   Implement all changes into Production                            Perform         Approve
  -------------------------------------------------------------- --------------------- -----------
  -   Keep CMO updated as to progress of Enhancements into             Perform
      Production
  -------------------------------------------------------------- --------------------- -----------
  -   CGI will modify, test and manage version control changes         Perform
      requested by UCAR
  -------------------------------------------------------------- --------------------- -----------
  -   Provide maintenance & support services to enable                 Perform
      operation of  applications according to their


                                       A-13


      documentation, specifications and including the then
      current performance specifications
  -------------------------------------------------------------- --------------------- -----------
  -   Corrective maintenance                                           Perform
  -------------------------------------------------------------- --------------------- -----------
  -   Preventive maintenance                                           Perform
  -------------------------------------------------------------- --------------------- -----------
  -   Adaptive maintenance                                             Perform
  -------------------------------------------------------------- --------------------- -----------
  -   Install new releases, updates and patches issued by 3rd          Perform         Approve
      parties under the Change Request allocations
  ------------------------------------------------------------------------------------------------
  -   Operational performance monitoring                               Perform         Assist
  ------------------------------------------------------------------------------------------------
  -   Service management (end to end including Root Cause              Perform
      Analysis)
  ------------------------------------------------------------------------------------------------
  -   Software migration and monitoring                                Perform
  ------------------------------------------------------------------------------------------------
  -   Application improvements under the Change Request                Perform         Approve
      allocation
  ------------------------------------------------------------------------------------------------


  ------------------------------------------------------------------------------------------------
  5.2.5   ENHANCEMENT SUPPORT                                            CGI             UCAR
  ------------------------------------------------------------------------------------------------
  -   Prioritize Enhancements                                          Assist          Perform
  ------------------------------------------------------------------------------------------------
  -   Provide requirements for Enhancements                                            Perform
  ------------------------------------------------------------------------------------------------
  -   Implement all changes into Production                            Perform         Approve
  ------------------------------------------------------------------------------------------------
  -   Update list of Enhancements                                      Perform
  ------------------------------------------------------------------------------------------------
  -   Keep CMO updated as to progress of Enhancements into             Perform
      Production
  ------------------------------------------------------------------------------------------------

                                   SCHEDULE B

                          TIER III PROJECT METHODOLOGY


SECTION 1 - GENERAL

CGI will undertake only those Tier III Projects authorized by the Change Management Committee according to UCAR strategic direction and on the basis of a business case.

The determination of efforts and pricing will always take into account two factors: - An evaluation of the complexity of both the project and its components; - An estimate of efforts required.

CGI will estimate efforts and pricing for Tier III Projects as follows:
- When the entire Tier III Project efforts and pricing can be determined precisely, CGI will commit itself to deliver the Tier III Project on a fixed bid as per Tier III Project mandate.
- When the entire Tier III Project efforts and pricing cannot be determined precisely:
   o  CGI will rely as much as possible on similar projects as a guideline.
   o Total effort and pricing estimates will be provided to UCAR for budgetary purposes.
   o CGI will attempt to break the Tier III Project into phases in order to provide a fix bid.
   o CGI will confirm effort and pricing in subsequent phases as detailed in the Tier III Project mandate and commit itself to deliver the remainder of the Tier III Project on a fixed bid.
   o Until a fixed bid is agreed, Tier III Projects will be charged at the Tier III Project Rates.

Resources will be assigned on a project basis. At the end of each Tier III Project, the project team will be dismantled. When applicable, Application Software Support activities will be carried out by CGI's Application Software Support Tier II team according to the Tier III Project specifications and fees established in connection with the Tier III Project.

Each Tier III Project shall identify the depreciation period of capital cost and shall stipulate capital cost recovery mechanism should early termination of the Agreement occur.

SECTION 2 - RESPONSIBILITIES

Each party's responsibilities for the Tier III Projects Services are as follows:

-----------------------------------------------------------------------------------------------
2.1     PROGRAM MANAGEMENT RESPONSIBILITIES                                 CGI       UCAR
-----------------------------------------------------------------------------------------------
-    Review periodically with UCAR needs related to major development     Perform  Perform
     activities.
-----------------------------------------------------------------------------------------------
-    Prepare business case for new Tier III Projects according to UCAR    Assist   Perform
     guidelines
-----------------------------------------------------------------------------------------------
-    Authorize and Approve all information system investments.                     Perform
-----------------------------------------------------------------------------------------------


                                       B-1


-    Maintain Tier III Project specific status reports                    Perform
-----------------------------------------------------------------------------------------------
-    Maintain IT Steering Committee status reports                                 Perform
-----------------------------------------------------------------------------------------------
-    Conduct regular reviews of status of Tier III Projects.              Perform  Perform
-----------------------------------------------------------------------------------------------
-    Manage priority of Tier III Projects.                                Assist   Perform
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
2.2     BUSINESS SYSTEM RESPONSIBILITIES                                    CGI       UCAR
-----------------------------------------------------------------------------------------------
-     Obtain approval to initiate a Tier III Project.                     Assist   Perform
-----------------------------------------------------------------------------------------------
-     Conduct Tier III Project post-implementation review where           Perform  Assist
      appropriate.
-----------------------------------------------------------------------------------------------
-     Redesign business processes to facilitate Tier III Project          Assist   Perform
      implementation.
-----------------------------------------------------------------------------------------------
-     Provide UCAR Business Units resources to Tier III Projects as                Perform
      specified in the Tier III Project Management Plan.
-----------------------------------------------------------------------------------------------
-     Manage and maintain professional expertise required to respond to   Perform
      the needs of UCAR service departments users (e.g. recruitment, training, performance appraisal).
-----------------------------------------------------------------------------------------------
-     Define functional and technological requirements to support UCAR    Perform  Assist
      needs.
-----------------------------------------------------------------------------------------------
-     Identify training needs and ensure that they are included in the    Perform
      Tier III Project Management Plan
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
2.3     OPERATIONS RESPONSIBILITIES                                         CGI       UCAR
-----------------------------------------------------------------------------------------------
-     Coordinate information systems activities required by the Tier III           Perform
      Project.
-----------------------------------------------------------------------------------------------
-     Define technology architecture of Tier III Projects according to    Perform  Assist
      UCAR standards.                                                              Approve
-----------------------------------------------------------------------------------------------
-     Provide Tier III Project efforts and pricing including third-party  Perform fees, and resulting changes to the Base Services.
-----------------------------------------------------------------------------------------------
-     Define the delivery strategy as well as development tools           Perform  Approve
      required for each Tier III Project in accordance with UCAR standards.
-----------------------------------------------------------------------------------------------
-     Assign resources to Tier III Project delivery;                      Perform
-----------------------------------------------------------------------------------------------
-     Deliver Tier III Projects.                                          Perform
-----------------------------------------------------------------------------------------------
-     Manage Tier III Projects based on CGI's Tier III Project            Perform
      Management Framework
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
2.4     THIRD PARTY TIER III PROJECTS                                       CGI       UCAR
-----------------------------------------------------------------------------------------------
-     Integrate approved 3rd party projects                               Perform  Approve
-----------------------------------------------------------------------------------------------
-     Develop Tier III Project Charter                                    Perform  Approve
-----------------------------------------------------------------------------------------------

                     SECTION 3 - TIER III PROJECT ORGANIZATION STRUCTURE

               [CHART INTENTIONALLY OMITTED]

The following diagram presents the relationships between CGI and UCAR when a Tier III Project is undertaken.

3.1     Tier III Project steering committee

        A group of representatives from UCAR and CGI that work with or direct the project authority on a Project-by-Project basis:

        -      sets the Tier III Project guidelines within scope;
        - ensures that the requirements are consistent with UCAR corporate directions;
        -      approves the Tier III Project strategies.

3.2     Tier III Project authority

        A UCAR representative (may be the business analyst) who:
        -      is responsible for delivering the Tier III Project;
        -      approves the Tier III Project mandate;
        - develops the integrated Tier III Project plan (includes activities for user team and delivery team);
        -      obtains Tier III Management Committee approval;
        -      oversees the integrated Tier III Project plan;
        -      maintains liaison with CGI over the course of the Tier III
               Project;
        - ensures the cooperation of UCAR resources assigned to the Tier III Project;
        -      ensures that approval for architecture is obtained;
        -      establishes procedures for working and communicating with users;
        -      approves Tier III Project deliverables and changes within scope;
        - conducts and approves system integration test and authorizes release of holdback payment;
        -      ensures the implementation of the user team plan.

3.3     User team

        A team of UCAR users that:
        -      reconciles the needs of the various user groups;
        -      participates in user acceptance testing of the Tier III Project;
        - validates the content of the deliverables produced by the Tier III Project team;
        - develops and executes the plan for user activities including training.

3.4     Tier III Project director

        A CGI manager who:
        - is responsible to UCAR for managing all contractual aspects of the Tier III Project;

        -      may serve on the project steering committee when necessary;
        -      attends the project steering committee meetings;
        - participates more actively in monitoring the project by chairing the milestone review meetings.

3.5     Tier III Project manager

        A CGI consultant who:
        -      reports to the project authority;
        -      develops the Project charter and PMP;
        -      oversees the CGI activities;
        -      maintains the integrated Tier III Project plan;
        - acts as the CGI Project team's contact with the UCAR internal Project team;
        - ensures that the necessary management procedures are implemented;
        - keeps the Tier III Project on time, on budget and within the scope as approved by the Tier III Management Committee and escalates deviation;
        -      manages the service delivery team.
        - assumes responsibility for the activities described in Section 3.4, if a Project director is not assigned to a particular Tier III Project.

3.6     Quality Assurance

        A CGI team that may include UCAR user representatives that ensures that Tier III Project deliverables are consistently delivered through the life cycle of the Tier III Project in adherence to UCAR standards and to CGI's IS09001 Tier III Project Management Framework standards, including but not limited to the verification of unit, systems integration and user acceptance testing.

3.7     Delivery team

        A CGI team that may include UCAR representatives that delivers the Tier III Project according to the integrated Tier III Project plan.

4.      TIER III PROJECT CHARTER

        Both parties shall jointly develop a Tier III Project charter "Tier III Project Charter" in response to UCAR's request for a Tier III Project. The objective is to gain a better insight on the scope and complexity of the request such that a PMP can be completed with a high degree of confidence. A timeframe to deliver the Tier III Project Charter will be established to the agreement of both parties. The following represents the table of contents of a typical Tier III Project Charter:

        1.     CHARTER DESCRIPTION
        2.     TIER III PROJECT
               2.1.   Scope of the project
               2.2.   Objectives of the project
               2.3.   Project deliverables
        3.     TIER III PROJECT CHARACTERISTICS
               3.1.   Assessment of risk
               3.2.   Benefits to the organization
               3.3.   Brief assessment of alternatives
        4.     TIER III PROJECT MANAGEMENT
               4.1.   Functional structure of the Tier III Project
               4.2.   Resource requirements
               4.3. Roles and responsibilities of the Tier III Project participants
        5.     TIER III PROJECT MANAGEMENT PROCEDURES
               5.1.   Tier III Project tracking
               5.2.   Communication
               5.3.   Outstanding item tracking
               5.4.   Deliverables validation and approval
               5.5.   Quality assurance
        6.     TIER III PROJECT SCHEDULE

5.      TIER III PROJECT MANAGEMENT PLAN

        At the beginning of any Tier III Project, CGI shall develop a project mandate for each Tier III Project. The content of this deliverable shall include the following topics.

        1.     MANDATE DESCRIPTION
        2.     TIER III PROJECT
               2.1    Scope of the Tier III Project
               2.2    Tier III Project deliverables
               2.3 Pricing, payment and capital cost recovery schedule and authorization signature
        3.     TIER III PROJECT MANAGEMENT
               3.1    Functional structure of the Tier III Project
               3.2 Roles and responsibilities of the Tier III Project participants
               3.3    Benefits recovery schedule
        4.     TIER III PROJECT MANAGEMENT PROCEDURES
               4.1    Tier III Project tracking
               4.2    Communication
               4.3    Management of change request
               4.4    Outstanding item tracking
               4.5    Deliverables validation and approval
               4.6    Quality assurance
               4.7    Risk management
               4.8    Configuration management
               4.9    System acceptance before production
               4.10   Performance standards
        5.     TIER III PROJECT SCHEDULE

                                   APPENDICES

Appendix A:       Tier III Project estimates and pricing
Appendix B:       Request for review and approval of a deliverable form
Appendix C:       Deliverables out for review and approval log
Appendix D:       Outstanding items form
Appendix E:       Outstanding items log
Appendix F:       Request for change form
Appendix G:       Request for changes log
Appendix H:       Compliance checklist

6.      OVERVIEW OF CGI'S TIER III PROJECT MANAGEMENT FRAMEWORK (PMF)

        The objectives of CGI's Tier III Project Management Framework (PMF) are as follows:

        a) To define a set of generic methods and techniques that can be easily adapted to each Tier III Project;
        b) To provide CGI and the customer the level of consistency needed to ensure quality applications;
        c) To provide a standard approach that, once learned, makes Tier III Project management easier to apply.

        The PMF includes the following management areas and general activities. Each is further described in the framework in terms of responsibilities, process charts, procedures, policies and directives as well as regional administrative procedures. The parties agree that the following table of contents represents the elements identified in the PMF and the parties further agree that the application of the PMF is dependent on the nature of each Tier III Project's distinct requirements and associated deliverables.

        1)     Preparing the Proposal
               o      Analyze the Request for Proposal
               o      Organize the preparation activity
               o      Arrange for subcontractors
               o      Prepare the bid for subcontractors
               o      Prepare the proposal for the customer
               o      Review and approve the proposal
               o      Sign the proposal and the bid
        2)     Preparing Contracts
               o      Draft a contract with the UCAR
               o      Check contracts proposed by subcontractors
               o      Obtain CGI approval and signatures
               o      Obtain the UCAR's signature
               o      Open a CGI Tier III Project file
        3)     Initiating the Tier III Project (produces the PMP)
               o      Understand and define the Tier III Project
               o      Prepare the Tier III Project work plan
               o      Define the organizational structure
               o      Define the management process
               o      Assign the development team
               o      Prepare the Tier III Project Management Plan
               o      Prepare the development budget
               o      Hold the milestone review
               o      Put the Tier III Project organization in place
        4)     Conducting the Tier III Project
               o      Manage schedules and budgets
               o      Conduct the Tier III Project
               o      Track deliverables

               o      Manage outstanding items
               o      Manage change requests
               o      Manage billing
               o      Prepare reports
               o      Milestone   reviews   (held   at  the  end  of  the
                      following   steps: architecture, functional design,
                      construction, system testing)
        5)     Closing the Tier III Project
               o      Prepare the transition plan
               o      Prepare release plan
               o      Tier III Project assessment (UCAR)
               o      Post-Project evaluation of consultants
               o      Update consultant's resumes
               o      Project assessment (CGI)
        6)     Management Areas
               o      Scope
               o      Configuration
               o      Quality
               o      Time
               o      Cost
               o      Risk
               o      Human resources
               o      Communications
        7)     Reference Documents
               o      CGI Operations Management Framework
               o      CGI standard contract
               o      Guide to estimation techniques
               o      Software quality assurance plan
               o      UCAR satisfaction assessment program (CSAP)
               o      Progress report
               o      Risk analysis methodology
        8)     Forms and Formats
               o      Templates and report forms available in Word format

                                   SCHEDULE C

                              J.D. EDWARDS PROJECT






             BUSINESS SOLUTIONS THROUGH INFORMATION TECHNOLOGY[TM]









                                     GLOBAL
                           JDEDWARDS & [TEXT DELETED]
                                     AT UCAR

                                  REVISION LOG

================================================================================
REVISION          DESCRIPTION                               DATE
--------------------------------------------------------------------------------
Version 1.0       Draft Proposal                            [TEXT DELETED]
--------------------------------------------------------------------------------
Version 1.1       Proposal following review with UCAR       [TEXT DELETED]
--------------------------------------------------------------------------------
Version 1.2       Drafting changes following telephone      [TEXT DELETED]
                  conference with UCAR
--------------------------------------------------------------------------------
Version 1.3
--------------------------------------------------------------------------------
Version 1.4
--------------------------------------------------------------------------------
Version 1.5
================================================================================

1       TIER III PROJECT......................................................4
        1.1    SCOPE OF PROJECT...............................................4
        1.2    PROJECT DELIVERABLES...........................................5
2       TIER III PROJECT CHARACTERISTICS......................................9
        2.1.   IMPLEMENTATION METHODOLOGY.....................................9
        2.2.   ASSESSMENT OF RISK.............................................9
        2.3.   UCAR RESPONSIBILITIES..........................................9
        2.4.   PRICING........................................................10
3       TIER III PROJECT MANAGEMENT...........................................12
        3.1.   PROPOSED CONCEPTUAL STRUCTURE OF THE CENTRAL TEAM..............12
        3.2.   RESOURCE REQUIREMENTS..........................................13
        3.3.   ROLES AND RESPONSIBILITIES OF THE [TEXT DELETED]
               PARTICIPANT....................................................14
4       TIER III PROJECT MANAGEMENT PROCEDURES................................16
        5.1.   PROJECT TRACKING...............................................16
        5.2.   MANAGING REQUESTS FOR CHANGES..................................16
        5.3.   TRACKING OUTSTANDING ITEMS.....................................17
        5.4.   QUALITY ASSURANCE PROCEDURES...................................17

        1      TIER III PROJECT

        1.1    Scope of Project

The [TEXT DELETED] project refers to a [TEXT DELETED] and [TEXT DELETED] of [TEXT DELETED] and [TEXT DELETED] to UCAR locations [TEXT DELETED]. The [TEXT DELETED] software will require an upgrade to the latest version of either [TEXT DELETED] or [TEXT DELETED], based on future directions. The project scope includes consulting services on the implementation of the following modules of [TEXT DELETED]:


        PHASE I:


        [TEXT DELETED] - [TEXT DELETED] and [TEXT DELETED]

                      ([TEXT DELETED] to the extent of [TEXT DELETED]

        [TEXT DELETED] - [TEXT DELETED] and [TEXT DELETED]

        [TEXT DELETED] - [TEXT DELETED] and [TEXT DELETED]

        [TEXT DELETED] - [TEXT DELETED]


        PHASE II


        [TEXT DELETED] - [TEXT DELETED]



        The project scope DOES NOT include:

        o Neither the software licenses nor any hardware requirements for the implementation.
        o      The following JDW modules;

               [TEXT DELETED] - [TEXT DELETED]

               [TEXT DELETED] - [TEXT DELETED]

o The order processing for [TEXT DELETED] and [TEXT DELETED] requires the integration of an [TEXT DELETED] software. CGI will not be responsible of the purchase and installation of the software, but will fully participate in the integration between the software and JDEdwards, [TEXT DELETED].

        1.2    Project Deliverables

        The following lists the critical deliverables of the implementation:

        PHASE I: [TEXT DELETED] WITH [TEXT DELETED]

> [TEXT DELETED] to be completed and tested in [TEXT DELETED] within [TEXT DELETED] from the [TEXT DELETED].

> [TEXT DELETED] of this [TEXT DELETED] will commence in [TEXT DELETED] and will cover [TEXT DELETED] in over [TEXT DELETED] ([TEXT DELETED] and [TEXT DELETED]).

> The [TEXT DELETED] for [TEXT DELETED] and [TEXT DELETED] will take us to [TEXT DELETED] in approximately [TEXT DELETED] ([TEXT DELETED] and [TEXT DELETED])

> The [TEXT DELETED], which will be a [TEXT DELETED] in [TEXT DELETED] and [TEXT DELETED] in [TEXT DELETED], will take approximately [TEXT DELETED].

        PHASE II: [TEXT DELETED]

> [TEXT DELETED] to be completed and tested in [TEXT DELETED] within [TEXT DELETED] from [TEXT DELETED].

>       [TEXT DELETED] of [TEXT DELETED] as per the included timeline

[TEXT DELETED] AND [TEXT DELETED]  PROJECT SCHEDULE

[chart intentionally omitted]


[TEXT DELETED] AND [TEXT DELETED]  AND [TEXT DELETED] PROJECT SCHEDULE

[chart intentionally omitted]

        2      [TEXT DELETED]

        2.1    Implementation Methodology

> The methodology used in this project will be the [TEXT DELETED] methodology.

        2.2    Assessment of Risk

Several factors can greatly impact the project's success. Any of the following concerns can influence the timeline unfavorably and can result in missed milestones.

> Standardized key processes are not yet determined and are imperative at the start of implementation in order to be carried on to the [TEXT DELETED] .

> The possibility of [TEXT DELETED] with the knowledge of present data bases due to the [TEXT DELETED] of [TEXT DELETED].

>       Retention of the core project team throughout the project.

>       Cohesiveness within the project team in designing the global model.

>       Lack of user commitment to the new global model.

> Forfeiting of customized automation on present systems with the design of the global model.

> Access and availability of UCAR management in the decision making is vital in completing the project milestones on time.

> Increased modifications to the software due to legal and critical business requirements may prolong the implementation timeline

        To succeed in the worldwide implementation, it is very critical that the timeline is respected with prompt decision-making and a well-balanced team.

        2.3    UCAR Responsibilities

        In the event of a fixed price agreement, any risk(s) occurring throughout the [TEXT DELETED] and [TEXT DELETED] implementation will result in missed milestones and may have an impact to the project cost.

        The following may subsequently reflect a change or an add-on to the fixed price agreement between the two parties.

> The implementation of [TEXT DELETED] and [TEXT DELETED] will be based on [TEXT DELETED]. Any required material modifications to the software whether individually or collectively will be the responsibility of UCAR.

> The [TEXT DELETED] the [TEXT DELETED] and [TEXT DELETED] of [TEXT DELETED]. Thus, these [TEXT DELETED] must be determined prior to the [TEXT DELETED]. Determining any standard business processes during this stage can prolong this phase, and any added project costs will subsequently be the responsibility of UCAR.

> The loss of any key members in the UCAR's project team can affect the project timeline. Any additional costs related to this issue is the responsibility of UCAR.

> The executive steering committee must be available for direction and support. Any decision-making issues brought to the steering committee must be resolved within 2 business days to avoid prolongation of the project.

> User acceptance during the roll-out phase is vital to the time allotted to each site. User acceptance of the new standardized global model processes and systems is the responsibility of UCAR's change management manager. Any prolongation to the system implementation at any of UCAR's sites in relation to user acceptance is the responsibility of UCAR.

> The travel logistics throughout the project's implementation strategy must be kept to a minimum. Implementation phases (modelling and rollouts) should be conducted in centralized locations, limiting the degree of travelling, and hence, travel costs.

        2.4    Pricing

        Conditional to the completion of the detailed scoping and planning, any changes resulting in costs increases omitted, on our part, from the initial scope that is imperative to the implementation project may reflect additional costs. CGI will [TEXT DELETED] to a [TEXT DELETED] of [TEXT DELETED] of the [TEXT DELETED]. Costs beyond this [TEXT DELETED] will be the responsibility of UCAR over and above the UCAR responsibilities stated herewith.

        [TEXT DELETED]

        [chart intentionally omitted]


        3      TIER III PROJECT MANAGEMENT

        3.1    Proposed conceptual structure of the central team

        [chart intentionally omitted]

        3.2    Resource requirements

PHASE I: [TEXT DELETED] SOFTWARE WITH [TEXT DELETED]

The [TEXT DELETED] will require [TEXT DELETED] (including [TEXT DELETED]) consisting of [TEXT DELETED], [TEXT DELETED], and [TEXT DELETED].

UCAR will provide a [TEXT DELETED] and [TEXT DELETED] to assist throughout the implementation process. The plan also considers a commitment of approximately [TEXT DELETED] throughout the different phases of the project.

During the [TEXT DELETED] of the [TEXT DELETED] implementation [TEXT DELETED] will be required.

PHASE II: [TEXT DELETED]

The [TEXT DELETED] will require no [TEXT DELETED], but is a prolongation of the project timeline for an additional [TEXT DELETED].

Over and above these resources, a UCAR [TEXT DELETED] and a UCAR [TEXT DELETED] should be provided.

        3.3    Roles and responsibilities of the [TEXT DELETED] participant

EXECUTIVE STEERING COMMITTEE

>       Provide overall project direction and management support
>       Resolve major implementation policy decisions/bottlenecks
>       Provide resources and management commitment to the project
>       Communicate high level status of the project
>       Facilitate execution of the project plan
>       Resolve resource/issue bottlenecks
>       Meets monthly

UCAR PROJECT MANAGER/SPONSOR

>       Must have full support of management
>       Reports regularly to the Executive Steering Committee
> Collaborate, with the CGI Project Manager, in the resolution of any disputes that arise during the project
>       Approve deliverables produced during the project

CGI PROJECT MANAGER

>       Develop and update implementation schedules and plan
>       Monitor and track budget to actual
>       Co-ordinate resources (functional, technical)
>       Monitor the progress on all issues

>       Track the deliverables
>       Keep the lines of communication open among all project participants

UCAR PROJECT CONTROL ADMINISTRATOR

> Collaborate, with the Project Managers, to the production of the project status reports
> Prepare the management documentation (Project Management Plan, Action plan, Management meeting report, Outstanding issues form) and obtain approvals
>       Collaborate, with the project manager, to follow up on the deliverables
> Assist the project manager on the project and executive steering committee meetings
>       Document the global model business process flows
>       Co-ordinate in the creation of the test scripts / scenarios
>       Assist project team to create the user procedures (manuals)
>       Document the system set-up of the global model
>       Document the set-up of system security

UCAR CHANGE MANAGEMENT MANAGER

> Identify at different stages of the project the impact of changes compared to the actual structure of human resources.
>       Develop the change management approach (plan) during the global model phase.
>       Document impact of changes for executive steering committee special meetings.
> Define integrated approach to communicate information throughout the organisation.
>       Manage the communication to insure a good transition.
>       Determine user-training strategies.
>       Create change management plans throughout the project.

TEAM LEADERS

>       Leads project works
>       Co-ordinates education and training
>       Support documentation of procedures
>       Leads process analysis
>       Recommends policy changes to the Executive Steering Committee

TEAM MEMBERS

>       Developer of the Model Company
>       Assist the Team Leaders in implementing and maintaining the Model
        Company
>       Complete the tuning of the Model Company to meet the local site needs
>       Attend application training
>       Work with CGI Consultants for the system set-up
>       Conduct Analysis and Process Improvement Workshops
>       Conduct Conference Room Pilot (CRP)
>       Develop CRP plan and scripts
>       Act as focal point for issues affecting their application area
>       Interface to other Application Leaders

>       Develop and maintain procedures
>       Develop end user training materials
>       Train end users
>       Trouble shoot issues in their application area
>       Develop test plans and scripts

        4      TIER III PROJECT MANAGEMENT PROCEDURES

        4.1.   Project tracking

The Project Managers will jointly present a monthly Project Status that will supply information on the following:


>       Budget tracking
>       Risks factors
>       Detail Microsoft Project plan
>       Short term action list
>       Documentation plan
>       Communication plan
>       Issues tracking and resolution plan
>       Modification policy
>       Steering Committee meetings
>       Status meetings and reports
>       Deliverables and Milestones

        4.2.   Managing requests for changes

Within the context of the project, the project managers will jointly document any changes that:

>       require the addition of a deliverable
> are made to an unfinished deliverable, or a deliverable that has already been accepted
>       cause a significant increase in the number or complexity of tasks

Depending on the impact of the changes on time and costs the project manager will report or/and seek acceptance, if necessary. Finally, the Project Manager will determine priority based on the original budget. Changes are made only after the Executive Steering Committee has approved change requests. Requests for changes will be recorded on the appropriate form.

        4.3    Tracking outstanding items

        Outstanding items include any items that, if not resolved, could have an adverse effect on the project.

        Outstanding items will be recorded and noted in the project status reports.

        4.4.   Quality assurance procedures

        >      Implementation Planning Session

        >      Initial [TEXT DELETED]

        >      Project Strategy Workshop

        >      Post-[TEXT DELETED]

        >      Readiness Assessment

        >      Upgrade Planning Session for first new release

                                   SCHEDULE D

                       PURCHASED ASSETS AND LEASED ASSETS


See attached sub-schedules as follows:

Purchased Assets-- Hubs
Purchased Assets-- Other Assets
Purchased Assets-- Personal Computers
Purchased Assets-- Printers
Purchased Assets-- Servers
Leased Assets


                             [intentionally omitted]

                                   SCHEDULE E

                              THIRD PARTY CONTRACTS


1.      Assigned Contracts

2.      Retained Contracts


                             [intentionally omitted]

                                   SCHEDULE F

                                    SOFTWARE


                             [intentionally omitted]

                                   SCHEDULE G

                               IN-SCOPE PERSONNEL

 ---------------------------------------------------------------------------------------------------
 NAME                        LOCATION            COUNTRY      [TEXT DELETED]     [TEXT DELETED]
                                                              PER SECTION 29.1   PER SECTION 5.2
                                                                                 [TEXT DELETED]
 ---------------------------------------------------------------------------------------------------
 Asmondy, Brian              Clarksville, TN     US            [TEXT DELETED IN   [TEXT DELETED IN
                                                                   COLUMN]            COLUMN]
 ---------------------------------------------------------------------------------------------------
 Attwell, John               Clarksville, TN     US
 ---------------------------------------------------------------------------------------------------
 Bailey, Susan               Nashville, TN       US
 ---------------------------------------------------------------------------------------------------
 Beavis, William             Parma, OH           US
 ---------------------------------------------------------------------------------------------------
 Cuccaro, Barbara J          Parma, OH           US
 ---------------------------------------------------------------------------------------------------
 Fontana, Elio               Cleveland, OH       US
 ---------------------------------------------------------------------------------------------------
 Griffiths, Karen            Cleveland, OH       US
 ---------------------------------------------------------------------------------------------------
 Keller, Carl                Clarksville, TN     US
 ---------------------------------------------------------------------------------------------------
 Kohl, Susan                 Parma, OH           US
 ---------------------------------------------------------------------------------------------------
 Kral, Karen                 Parma, OH           US
 ---------------------------------------------------------------------------------------------------
 Lhotsky, Joseph             Clarksville, TN     US
 ---------------------------------------------------------------------------------------------------
 Logan, Theodore             Nashville, TN       US
 ---------------------------------------------------------------------------------------------------
 Lowery, Margie              Cleveland, OH       US
 ---------------------------------------------------------------------------------------------------
 Malone, Laura               Parma, OH           US
 ---------------------------------------------------------------------------------------------------
 McFarland, Charles          Nashville, TN       US
 ---------------------------------------------------------------------------------------------------
 Mikolaj Jr, John            Parma, OH           US
 ---------------------------------------------------------------------------------------------------
 Momany, Kathy               Columbia, TN        US
 ---------------------------------------------------------------------------------------------------
 Mortimer, Daniel            Parma, OH           US
 ---------------------------------------------------------------------------------------------------
 Nuta, Adrian                Nashville, TN       US
 ---------------------------------------------------------------------------------------------------
 Perez, Angel                Parma, OH           US
 ---------------------------------------------------------------------------------------------------
 Robatin, Deborah            Clarksville, TN     US
 ---------------------------------------------------------------------------------------------------
 Rock, David                 Parma, OH           US
 ---------------------------------------------------------------------------------------------------
 Sheets, Kenneth             Clarksville, TN     US
 ---------------------------------------------------------------------------------------------------
 Shingleton, Charles         Clarksburg, WV      US
 ---------------------------------------------------------------------------------------------------
 Strohmenger, Mark           Parma, OH           US
 ---------------------------------------------------------------------------------------------------
 Uhrin, David                Parma, OH           US
 ---------------------------------------------------------------------------------------------------
 Wilkinson, Jeannie          Clarksville, TN     US
 ---------------------------------------------------------------------------------------------------
 Asfaux, Louis               Rungis              France
 ---------------------------------------------------------------------------------------------------
 Auffret, Patrice            Rungis              France
 ---------------------------------------------------------------------------------------------------
 Barbelin, Jean-Francois     Rungis              France
 ---------------------------------------------------------------------------------------------------
 Denekre, Herve              Calais              France
 ---------------------------------------------------------------------------------------------------
 Gheerbrant, Jean-Laurent    Rungis              France
 ---------------------------------------------------------------------------------------------------
 Guittet, Franck             Rungis              France
 ---------------------------------------------------------------------------------------------------
 Lebrant, Monique            Calais              France
 ---------------------------------------------------------------------------------------------------
 Lesourd, Max                Notre Dame          France
 ---------------------------------------------------------------------------------------------------
 Loeillet, Sebastien         Notre Dame          France
 ---------------------------------------------------------------------------------------------------
 Zittoun, Gerard             Rungis              France
 ---------------------------------------------------------------------------------------------------

                                   SCHEDULE H

                                     PRICING


1. [TEXT DELETED] FEES. Until the [TEXT DELETED] of [TEXT DELETED] (as defined in Section 4.11) occurs, CGI's charges for the [TEXT DELETED] during the first 12 months of the Term will be as indicated on Attachment 1 to this Schedule H. Following the occurrence of the [TEXT DELETED] of [TEXT DELETED], CGI's charges for the [TEXT DELETED] during the remainder of the Term will be as indicated on Attachment 1 to this Schedule H. Unless and until CGI and UCAR agree on the additional volume charges for increases to the [TEXT DELETED] of [TEXT DELETED] in accordance with Section 6.2, if the volume of any [TEXT DELETED] exceeds the monthly [TEXT DELETED] for that [TEXT DELETED] by more than 10% in any month, or if the number of desktops being refreshed on an annual basis exceeds the rate set forth in Schedule A, then UCAR and CGI will agree on an appropriate adjustment to CGI's charges hereunder.

2. ADJUSTMENTS TO [TEXT DELETED] FEES. Effective as of each anniversary of the Commencement Date, an adjustment to the amounts set forth on Attachment 1 to this Schedule H will be made by [TEXT DELETED]% of each such amount by the [TEXT DELETED] that the [TEXT DELETED] increased from the [TEXT DELETED].

        (a) "[TEXT DELETED]" is the [TEXT DELETED] for [TEXT DELETED] (not seasonally adjusted), [TEXT DELETED] excluding [TEXT DELETED], as published by the [TEXT DELETED] of [TEXT DELETED] of the [TEXT DELETED] of [TEXT DELETED].

        (b) "[TEXT DELETED]" is the most recently published [TEXT DELETED] as of any anniversary of the Commencement Date.

        (c) "[TEXT DELETED]" is the [TEXT DELETED] from the prior anniversary of the Commencement Date (or, for the first anniversary, the [TEXT DELETED] most recently published as of the Commencement
               Date)

3. FEES FOR [TEXT DELETED]. The Base Services fees set forth on Attachment 1 to this Schedule H will cover the [TEXT DELETED] for the [TEXT DELETED] for which CGI has responsibility as of the Commencement Date, including the [TEXT DELETED] being implemented as part of the [TEXT DELETED] (less the [TEXT DELETED] being displaced by the [TEXT DELETED]). As new [TEXT DELETED] is implemented, the incremental resources, if any, required to support that new [TEXT DELETED] will be agreed as part of the implementation and integration project and the [TEXT DELETED] Rates will be used to develop the charge to provide the [TEXT DELETED] for that new [TEXT DELETED]. Once that charge is established, then that charge will become part of the Base Service Fees.

4. [TEXT DELETED] RATES. The rates set forth below will be the rates applicable to the personnel resources performing [TEXT DELETED]. The rates designated as "long-term" will apply to those resources for which UCAR has made at least a [TEXT DELETED]. Immediately following satisfaction of the [TEXT DELETED] of [TEXT DELETED], UCAR and CGI will develop [TEXT DELETED] for personnel resources in [TEXT DELETED] that will be based on the market conditions in [TEXT DELETED].

       CLASS                     LONG-TERM RATE            SHORT-TERM RATE RANGE
       P/A                       $[TEXT DELETED]/month     $[TEXT DELETED]/hour
       DBA                       $[TEXT DELETED]/month     $[TEXT DELETED]/hour
       Project Manager           $[TEXT DELETED]/month     $[TEXT DELETED]/hour
       Systems Architect         $[TEXT DELETED]/month     $[TEXT DELETED]/hour
       Business Analyst          $[TEXT DELETED]/month     $[TEXT DELETED]/hour

5. ADJUSTMENTS TO [TEXT DELETED]. On each anniversary of the Commencement Date, the [TEXT DELETED], as previously adjusted, will be adjusted by increasing those rates by the percentage that the [TEXT DELETED] increased from the [TEXT DELETED].

6. CHANGES TO THE APPLICABLE INDEX. If the [TEXT DELETED] no longer published, or there should be substantial changes in the content or calculation methodology, then another comparable measure will be substituted. If actual inflationary impact to CGI is significantly over or under stated as compared to the impact from [TEXT DELETED], then, every 3 years, CGI and UCAR will work in good faith to make appropriate adjustments to the charges hereunder.

                            SCHEDULE H - ATTACHMENT 1



PRICING SCHEDULE

                                    INVOICE AMOUNT

BEFORE [TEXT DELETED] OF [TEXT DELETED]
[TEXT DELETED]       [TEXT DELETED]  $   [TEXT DELETED]
[TEXT DELETED]       [TEXT DELETED]  $   [TEXT DELETED]
[TEXT DELETED]       [TEXT DELETED]  $   [TEXT DELETED]

AFTER [TEXT DELETED] OF [TEXT DELETED]
[TEXT DELETED]       [TEXT DELETED]  $   [TEXT DELETED]
[TEXT DELETED]       [TEXT DELETED]  $   [TEXT DELETED]
[TEXT DELETED]       [TEXT DELETED]  $   [TEXT DELETED]
[TEXT DELETED]       [TEXT DELETED]  $   [TEXT DELETED]
[TEXT DELETED]       [TEXT DELETED]  $   [TEXT DELETED]
[TEXT DELETED]       [TEXT DELETED]  $   [TEXT DELETED]
[TEXT DELETED]       [TEXT DELETED]  $   [TEXT DELETED]
[TEXT DELETED]       [TEXT DELETED]  $   [TEXT DELETED]
[TEXT DELETED]       [TEXT DELETED]  $   [TEXT DELETED]
[TEXT DELETED]       [TEXT DELETED]  $   [TEXT DELETED]
[TEXT DELETED]       [TEXT DELETED]  $   [TEXT DELETED]
[TEXT DELETED]       [TEXT DELETED]  $   [TEXT DELETED]

[TEXT DELETED]       [TEXT DELETED]  $   [TEXT DELETED]
[TEXT DELETED]       [TEXT DELETED]  $   [TEXT DELETED]
[TEXT DELETED]       [TEXT DELETED]  $   [TEXT DELETED]
[TEXT DELETED]       [TEXT DELETED]  $   [TEXT DELETED]
[TEXT DELETED]       [TEXT DELETED]  $   [TEXT DELETED]
[TEXT DELETED]       [TEXT DELETED]  $   [TEXT DELETED]
[TEXT DELETED]       [TEXT DELETED]  $   [TEXT DELETED]
[TEXT DELETED]       [TEXT DELETED]  $   [TEXT DELETED]
[TEXT DELETED]       [TEXT DELETED]  $   [TEXT DELETED]
[TEXT DELETED]       [TEXT DELETED]  $   [TEXT DELETED]
[TEXT DELETED]       [TEXT DELETED]  $   [TEXT DELETED]
[TEXT DELETED]       [TEXT DELETED]  $   [TEXT DELETED]

[TEXT DELETED]       [TEXT DELETED]  $   [TEXT DELETED]
[TEXT DELETED]       [TEXT DELETED]  $   [TEXT DELETED]
[TEXT DELETED]       [TEXT DELETED]  $   [TEXT DELETED]
[TEXT DELETED]       [TEXT DELETED]  $   [TEXT DELETED]
[TEXT DELETED]       [TEXT DELETED]  $   [TEXT DELETED]
[TEXT DELETED]       [TEXT DELETED]  $   [TEXT DELETED]
[TEXT DELETED]       [TEXT DELETED]  $   [TEXT DELETED]

[TEXT DELETED]       [TEXT DELETED]  $   [TEXT DELETED]
[TEXT DELETED]       [TEXT DELETED]  $   [TEXT DELETED]
[TEXT DELETED]       [TEXT DELETED]  $   [TEXT DELETED]
[TEXT DELETED]       [TEXT DELETED]  $   [TEXT DELETED]
[TEXT DELETED]       [TEXT DELETED]  $   [TEXT DELETED]

[TEXT DELETED]       [TEXT DELETED]  $   [TEXT DELETED]
[TEXT DELETED]       [TEXT DELETED]  $   [TEXT DELETED]
[TEXT DELETED]       [TEXT DELETED]  $   [TEXT DELETED]
[TEXT DELETED]       [TEXT DELETED]  $   [TEXT DELETED]
[TEXT DELETED]       [TEXT DELETED]  $   [TEXT DELETED]
[TEXT DELETED]       [TEXT DELETED]  $   [TEXT DELETED]
[TEXT DELETED]       [TEXT DELETED]  $   [TEXT DELETED]
[TEXT DELETED]       [TEXT DELETED]  $   [TEXT DELETED]
[TEXT DELETED]       [TEXT DELETED]  $   [TEXT DELETED]
[TEXT DELETED]       [TEXT DELETED]  $   [TEXT DELETED]
[TEXT DELETED]       [TEXT DELETED]  $   [TEXT DELETED]
[TEXT DELETED]       [TEXT DELETED]  $   [TEXT DELETED]

[TEXT DELETED]       [TEXT DELETED]  $   [TEXT DELETED]
[TEXT DELETED]       [TEXT DELETED]  $   [TEXT DELETED]
[TEXT DELETED]       [TEXT DELETED]  $   [TEXT DELETED]
[TEXT DELETED]       [TEXT DELETED]  $   [TEXT DELETED]
[TEXT DELETED]       [TEXT DELETED]  $   [TEXT DELETED]
[TEXT DELETED]       [TEXT DELETED]  $   [TEXT DELETED]
[TEXT DELETED]       [TEXT DELETED]  $   [TEXT DELETED]
[TEXT DELETED]       [TEXT DELETED]  $   [TEXT DELETED]
[TEXT DELETED]       [TEXT DELETED]  $   [TEXT DELETED]
[TEXT DELETED]       [TEXT DELETED]  $   [TEXT DELETED]
[TEXT DELETED]       [TEXT DELETED]  $   [TEXT DELETED]
[TEXT DELETED]       [TEXT DELETED]  $   [TEXT DELETED]

[TEXT DELETED]       [TEXT DELETED]  $   [TEXT DELETED]
[TEXT DELETED]       [TEXT DELETED]  $   [TEXT DELETED]
[TEXT DELETED]       [TEXT DELETED]  $   [TEXT DELETED]
[TEXT DELETED]       [TEXT DELETED]  $   [TEXT DELETED]
[TEXT DELETED]       [TEXT DELETED]  $   [TEXT DELETED]
[TEXT DELETED]       [TEXT DELETED]  $   [TEXT DELETED]
[TEXT DELETED]       [TEXT DELETED]  $   [TEXT DELETED]
[TEXT DELETED]       [TEXT DELETED]  $   [TEXT DELETED]
[TEXT DELETED]       [TEXT DELETED]  $   [TEXT DELETED]
[TEXT DELETED]       [TEXT DELETED]  $   [TEXT DELETED]
[TEXT DELETED]       [TEXT DELETED]  $   [TEXT DELETED]
[TEXT DELETED]       [TEXT DELETED]  $   [TEXT DELETED]

[TEXT DELETED]       [TEXT DELETED]  $   [TEXT DELETED]
[TEXT DELETED]       [TEXT DELETED]  $   [TEXT DELETED]

[TEXT DELETED]       [TEXT DELETED]  $   [TEXT DELETED]
[TEXT DELETED]       [TEXT DELETED]  $   [TEXT DELETED]
[TEXT DELETED]       [TEXT DELETED]  $   [TEXT DELETED]
[TEXT DELETED]       [TEXT DELETED]  $   [TEXT DELETED]
[TEXT DELETED]       [TEXT DELETED]  $   [TEXT DELETED]
[TEXT DELETED]       [TEXT DELETED]  $   [TEXT DELETED]
[TEXT DELETED]       [TEXT DELETED]  $   [TEXT DELETED]
[TEXT DELETED]       [TEXT DELETED]  $   [TEXT DELETED]
[TEXT DELETED]       [TEXT DELETED]  $   [TEXT DELETED]
[TEXT DELETED]       [TEXT DELETED]  $   [TEXT DELETED]


[TEXT DELETED]       [TEXT DELETED]  $   [TEXT DELETED]
[TEXT DELETED]       [TEXT DELETED]  $   [TEXT DELETED]
[TEXT DELETED]       [TEXT DELETED]  $   [TEXT DELETED]
[TEXT DELETED]       [TEXT DELETED]  $   [TEXT DELETED]
[TEXT DELETED]       [TEXT DELETED]  $   [TEXT DELETED]
[TEXT DELETED]       [TEXT DELETED]  $   [TEXT DELETED]
[TEXT DELETED]       [TEXT DELETED]  $   [TEXT DELETED]
[TEXT DELETED]       [TEXT DELETED]  $   [TEXT DELETED]
[TEXT DELETED]       [TEXT DELETED]  $   [TEXT DELETED]
[TEXT DELETED]       [TEXT DELETED]  $   [TEXT DELETED]
[TEXT DELETED]       [TEXT DELETED]  $   [TEXT DELETED]
[TEXT DELETED]       [TEXT DELETED]  $   [TEXT DELETED]

[TEXT DELETED]       [TEXT DELETED]  $   [TEXT DELETED]
[TEXT DELETED]       [TEXT DELETED]  $   [TEXT DELETED]
[TEXT DELETED]       [TEXT DELETED]  $   [TEXT DELETED]
[TEXT DELETED]       [TEXT DELETED]  $   [TEXT DELETED]
[TEXT DELETED]       [TEXT DELETED]  $   [TEXT DELETED]
[TEXT DELETED]       [TEXT DELETED]  $   [TEXT DELETED]
[TEXT DELETED]       [TEXT DELETED]  $   [TEXT DELETED]
[TEXT DELETED]       [TEXT DELETED]  $   [TEXT DELETED]
[TEXT DELETED]       [TEXT DELETED]  $   [TEXT DELETED]
[TEXT DELETED]       [TEXT DELETED]  $   [TEXT DELETED]
[TEXT DELETED]       [TEXT DELETED]  $   [TEXT DELETED]
[TEXT DELETED]       [TEXT DELETED]  $   [TEXT DELETED]

[TEXT DELETED]       [TEXT DELETED]  $   [TEXT DELETED]
[TEXT DELETED]       [TEXT DELETED]  $   [TEXT DELETED]
[TEXT DELETED]       [TEXT DELETED]  $   [TEXT DELETED]
[TEXT DELETED]       [TEXT DELETED]  $   [TEXT DELETED]
[TEXT DELETED]       [TEXT DELETED]  $   [TEXT DELETED]
[TEXT DELETED]       [TEXT DELETED]  $   [TEXT DELETED]
[TEXT DELETED]       [TEXT DELETED]  $   [TEXT DELETED]
[TEXT DELETED]       [TEXT DELETED]  $   [TEXT DELETED]
[TEXT DELETED]       [TEXT DELETED]  $   [TEXT DELETED]

[TEXT DELETED]       [TEXT DELETED]  $   [TEXT DELETED]
[TEXT DELETED]       [TEXT DELETED]  $   [TEXT DELETED]
[TEXT DELETED]       [TEXT DELETED]  $   [TEXT DELETED]

[TEXT DELETED]       [TEXT DELETED]  $   [TEXT DELETED]

                                $ [TEXT DELETED]

                                   SCHEDULE I

                                 TRANSITION PLAN

The Transition Plan is used by the CGI Contract Management Office to execute its activities during the Transition Period. At any given time, Transition Plan contains general activities covering the remainder of the Transition Period which will be further detailed.

The transition plan is developed using a project planning tool and contains, but is not limited to, the following major tasks and timeframes:




                          [CHART INTENTIONALLY OMITTED]

                                   SCHEDULE J

                              TARGET SERVICE LEVELS

SECTION 1 - OVERVIEW

This Schedule describes the governance model for establishing the Target Service Levels that will be established during the Transition Period as described in
Article V of the Agreement. The Target Service Levels described in this Schedule are intended to be examples only, and the actual Target Service Levels may be different.

        5      DEFINITIONS

The following definitions apply to the terms used in this Schedule:

AVAILABILITY: is defined as the Percentage of Time that an element of a Service, the Computer Systems or Application Software (herein after referred to as an "Element") is available for use by UCAR during any given month.

COVERAGE:  is the total number of hours as identified in Section 3.1 "Coverage".

CURRENT STATE - The current state of the measurement of the Service Level prior to Commencement Date will be identified under one of the following classifications:

        1 Monitored, reported and attained as per Section 5.1 a) (Existing Service Levels prior to Commencement Date);

        2       Not consistently monitored, reported or attained as per Section
                5.1 b) (Existing Service Levels prior to Commencement Date);

        3. Not monitored or reported as per Section 5.1 c) (Existing Service Levels prior to Commencement Date);

ELIGIBLE TROUBLE TICKET: An Eligible Trouble Ticket is a Trouble Ticket which is used in the calculation of the Time to Repair for a given reported problem. For a Trouble Ticket to be "Eligible" the associated trouble must affect or be likely to affect an Element.

N/A: Not Available

PENDING STATE: The state of an Eligible Trouble Ticket when and where additional information available to UCAR or immediate access to the Element is reasonably required by CGI before it can respond and is not made available to CGI by UCAR.

PERCENTAGE OF TIME: is defined as the total Coverage minus the Total Time to Repair divided by the Coverage.

TICKETING PRIORITIES: There are three priorities for assignment to Eligible Trouble Tickets. A chart of the ticket priorities and their descriptions are as follows. The parties agree that a more detailed description will be included in the implementation of the Operational Framework.


 ---------------------------------------------------------------------------------------
   TICKETING   RESPONSE                               DESCRIPTION
  PRIORITIES
 ---------------------------------------------------------------------------------------
       1       Within XX minutes of report entry      Customer/User declares that an
               for 2nd level to respond to the        Element is down/unusable and has a
               Enterprise Help Desk                   serious impact on UCAR operations.
                                                      There are no bypasses possible.
 ---------------------------------------------------------------------------------------
       2       Within XX hours of report entry        Customer/User declares that an
               for 2nd level to acknowledge with      Element is down/unusable and has a
               initiator                              serious impact on UCAR operations.
                                                      Bypasses are not available but
                                                      the incident does not affect
                                                      revenue.
 ---------------------------------------------------------------------------------------
       3       Within XX business day of report       A functional deficiency exists
               entry for 2nd level to                 affecting a small group of users.
               acknowledge with initiator             The function can easily be
                                                      circumvented.
 ---------------------------------------------------------------------------------------


REGULAR BUSINESS HOURS: Unless otherwise stated, Regular Business Hours are 8:30am to 5:00pm, Monday to Friday, excluding UCAR holidays observed in the location of operation.

TOTAL TIME TO REPAIR: is the sum of the Time to Repair for all Eligible Trouble Tickets generated during a given month for a specific Element.

TICKET CLOSURE: A Trouble Ticket will be closed when the specific technical problem being addressed can be shown to be resolved and agreed to by both parties. For example, in the event that a Trouble Ticket is opened due to problems caused by the failure of an Element, the ticket will be closed when the Element has been replaced/repaired and tested. However, if the UCAR Element continues to function improperly due to some other problem (whether or not the other problem has yet been identified), this will not delay the closure of the Trouble Ticket regarding the first problem identified. If subsequently it may be demonstrated that the same Element in question continues to malfunction in the same way and that the Trouble Ticket was shown to have been closed incorrectly, the Trouble Ticket will be re-opened and Time To Repair time will be equal to the aggregate of the Time To Repair prior to the Ticket Closure plus the Time To Repair subsequent to the re-opening(s) of the Trouble Ticket. In all cases UCAR and CGI must agree that a given problem is resolved.

TIME TO REPAIR: The time elapsed from the point of the creation of an Eligible Trouble Ticket to the time of Ticket Closure less the time in Pending State.

TROUBLE TICKET: A Trouble Ticket is an electronic record of a problem on the CGI call tracking system. The first action in response to any problem reported by UCAR or identified by CGI through the normal course of its operations. In either case a Trouble Ticket will be opened in a timely fashion. This electronic record is then used to track, manage and report on problem rectification.

        6      GENERAL TERMS AND CONDITIONS

The following sections detail terms and conditions of CGI meeting Service Levels with respect to the UCAR systems.

        6.1    Coverage

THE FOLLOWING TABLE IDENTIFIES THE TIMES DURING WHICH AN ELEMENT is TO BE AVAILABLE. IT IS THE BASIS FOR THE CALCULATION OF AVAILABILITY AS DEFINED EARLIER.

-------------------------------- ------------------------ ----------------------
ELEMENT                          COMPONENTS               COVERAGE
-------------------------------- ------------------------ ----------------------
Wide Area Network
(WAN)
-------------------------------- ------------------------ ----------------------
Local Area Network
(LAN)
-------------------------------- ------------------------ ----------------------
Local Servers
-------------------------------- ------------------------ ----------------------
Telco
-------------------------------- ------------------------ ----------------------
Mainframe
-------------------------------- ------------------------ ----------------------
Unix
-------------------------------- ------------------------ ----------------------
ONLINE
APPLICATION
-------------------------------- ------------------------ ----------------------

        6.2    Staffing

THE FOLLOWING TABLE IDENTIFIES THE TIMES DURING WHICH THE ELEMENT WILL BE STAFFED BY CGI.



--------------------------------- ------------------------------- --------------
ELEMENT                           COMPONENTS                      STAFFING
--------------------------------- ------------------------------- --------------
Wide Area Network
(WAN)
--------------------------------- ------------------------------- --------------
Local Area Network
(LAN)
--------------------------------- ------------------------------- --------------
Local Servers
--------------------------------- ------------------------------- --------------
Telco
--------------------------------- ------------------------------- --------------
Mainframe
--------------------------------- ------------------------------- --------------
Unix
--------------------------------- ------------------------------- --------------
Workstation
--------------------------------- ------------------------------- --------------


--------------------------------- ------------------------------- --------------
ELEMENT                           COMPONENTS                      STAFFING
--------------------------------- ------------------------------- --------------
Helpdesk
--------------------------------- ------------------------------- --------------
Application
Support
--------------------------------- ------------------------------- --------------
Printing Shop
--------------------------------- ------------------------------- --------------


3.3     SCHEDULED MAINTENANCE
CGI will periodically require maintenance time to install, configure, and relocate hardware, and upgrade operating and application software to the Computer Systems and Application Software. The necessity of the outage will be at CGI's discretion while the timing of the outage will be subject to UCAR approval through a Change Request issued by CGI. To facilitate these activities, however, still subject to the foregoing, CGI will have access during the following windows:



-------------------------------------------------------------------------------------------
         SYSTEMS                   START                   FINISH          NOTIFICATION TO
                                                                              END USERS
                         ---------------------------------------------------
                          --------------------------------------------------
                             DAY(S)       TIME        DAY(S)       TIME
-------------------------------------------------------------------------------------------
Host Related or other
System maintenance
-------------------------------------------------------------------------------------------
Semi-annual outages
which could include
mainframe and
network/server upgrades
-------------------------------------------------------------------------------------------


                                      J-4



Annual outage for power                     -           -            -
system inspection and
maintenance
-------------------------------------------------------------------------------------------
Monthly Development
Releases once a month
-------------------------------------------------------------------------------------------
NON CRITICAL SYSTEMS
-------------------------------------------------------------------------------------------
Server-related or other
non Critical System
maintenance
-------------------------------------------------------------------------------------------
Semi-annual outages to perform
computer upgrades which includes
network (hub and router) and
server upgrades
-------------------------------------------------------------------------------------------
Semi-annual outage, if                      -           -            -
required for power
system inspection and
maintenance
-------------------------------------------------------------------------------------------
Monthly Development
Releases once a month
-------------------------------------------------------------------------------------------


From time to time, exceptions to the above outage window may be requested. UCAR will have the final approval for all Change Requests as approved by the Change Management Committee.

Failure to meet the specified down time or the required notification time frame will result in the outage time being added to the Service Level related to the affected Element. Notification will be performed by CGI, two (2) business days prior to the scheduled activity or as defined in the above chart, whichever is greater.

Scheduled maintenance outages that are completed within the communicated outage window will not have an impact on the Elements of the Computer System or Application Software Service Level provided that a Change Request had been approved accordingly. Outages or degradations that occur as a result of this
Section 3.3 (Scheduled Maintenance), after the outage has been completed and communicated to UCAR will be considered as an outage reported against the Service Level related to the affected Element.

        7      SERVICE LEVELS FOR SYSTEMS

The following subsections describe how Service Levels that will be measured.

        7.1    Computer Systems and Application Software Availability

THE FOLLOWING SERVICE LEVEL TABLE DEPICTS THE REQUIRED COMPUTER SYSTEMS AND APPLICATION SOFTWARE AVAILABILITY. THE ELEMENTS IDENTIFIED HEREUNDER ARE CONSIDERED CRITICAL AND ONLY MEASURED IN THE PRODUCTION ENVIRONMENT.

 ==============================================================================
 ELEMENT                   COMPONENTS        SERVICE LEVEL     CURRENT STATE
 ------------------------------------------------------------------------------
 WAN/LAN
 ------------------------------------------------------------------------------
 MAINFRAME
 ------------------------------------------------------------------------------
 UNIX
 ------------------------------------------------------------------------------
 ONLINE
 APPLICATION
 ------------------------------------------------------------------------------
 Email
 ------------------------------------------------------------------------------
 ERP
 ==============================================================================

        7.2    Computer Systems and Application Software Response Time

THE FOLLOWING SERVICE LEVEL TABLE DEPICTS THE REQUIRED COMPUTER SYSTEMS AND APPLICATION SOFTWARE RESPONSE TIMES. DURING REGULAR BUSINESS HOURS RESPONSE TIME IS CALCULATED AS THE PERIOD OF TIME FROM THE RECEIPT OF A USER REQUEST BY THE ELEMENT AND THE MOMENT THE ELEMENT SENDS A RESPONSE TO THAT USER REQUEST. THESE --ELEMENTS IDENTIFIED HEREUNDER ARE CONSIDERED CRITICAL ONLY WHEN USED IN THE PRODUCTION ENVIRONMENT.


 ==============================================================================
 ELEMENT                   COMPONENTS        SERVICE LEVEL     CURRENT STATE
 ------------------------------------------------------------------------------
 CICS Production
 ------------------------------------------------------------------------------
 Email
 ------------------------------------------------------------------------------
 ERP
 ==============================================================================

        7.3    Problem Resolution

THE FOLLOWING TABLE DESCRIBES THE SERVICE LEVELS PERTAINING TO CGI RESOLUTION OF ELIGIBLE TROUBLE TICKETS FOR PROBLEMS REPORTED AGAINST SERVICES IDENTIFIED IN TABLES 4.1.


 ==============================================================================
 TICKETING PRIORITIES       TIME TO REPAIR    SERVICE LEVEL    CURRENT STATE
 ------------------------------------------------------------------------------
            P1
 ------------------------------------------------------------------------------
            P2
 ------------------------------------------------------------------------------
            P3
 ==============================================================================

        7.4    User Requests

The Service Level of a request that requires a purchase of equipment or software will only take effect once the equipment or software is received. A request that is placed after 3pm during a business day is considered as a request placed at 8:30am the following business day.

 ==============================================================================
       TYPE           COMMENTS       RESPONSE TIME      SERVICE     CURRENT
                                                                     STATE
 ------------------------------------------------------------------------------
 New User ID
 ------------------------------------------------------------------------------
 Password Reset
 ------------------------------------------------------------------------------
 Changes to or
 Removal of user
 profiles
 ------------------------------------------------------------------------------
 Non Facilities
 Moves, Adds,
 Change, Delete
 ------------------------------------------------------------------------------
 New Workstation
 ------------------------------------------------------------------------------
 New TELCO
 facilities
 ------------------------------------------------------------------------------
 Telco Non
 Facilities
 Moves, Adds,
 Change, Delete
 ------------------------------------------------------------------------------
 New TELCO
 ------------------------------------------------------------------------------
 ONE TIME REQUESTS
 ==============================================================================

        7.5    Help Desk(s)

The following table describes the Service Levels pertaining to the Help Desk(s).

 ==============================================================================
     ITEM        MEASUREMENT        LOWER     SERVICE      UPPER    CURRENT
                                SERVICE LEVEL   LEVEL     SERVICE     STATE
                                                           LEVEL
 ------------------------------------------------------------------------------
 Average Call
 Waiting Time
 ------------------------------------------------------------------------------
 Call
 Resolution
 Rate
 ==============================================================================

                                   SCHEDULE K

                           BASELINE LEVEL OF RESOURCES



---------------------------------------------------------------- ---------------
RESOURCE TYPE                                                       QUANTITY
---------------------------------------------------------------- ---------------
MIDRANGE AND DISTRIBUTED
---------------------------------------------------------------- ---------------
Midrange Systems
---------------------------------------------------------------- ---------------
System Printers
---------------------------------------------------------------- ---------------
Disk (GBs)
---------------------------------------------------------------- ---------------
Tape
---------------------------------------------------------------- ---------------
Intel-based Servers (e-mail, print and LAN)
---------------------------------------------------------------- ---------------

---------------------------------------------------------------- ---------------
DESKTOP
---------------------------------------------------------------- ---------------
IMAC - U.S. -  Desktop, Laptop & Printer (monthly)
---------------------------------------------------------------- ---------------
IMAC-- France - Desktop, Laptop & Printer (monthly)
---------------------------------------------------------------- ---------------
Desktops - U.S.
---------------------------------------------------------------- ---------------
Laptop - U.S.
---------------------------------------------------------------- ---------------
Desktop - France
---------------------------------------------------------------- ---------------
Laptop - France
---------------------------------------------------------------- ---------------
Network Printer - U.S.
---------------------------------------------------------------- ---------------
Network Printer - France
---------------------------------------------------------------- ---------------
Print Supplies by Location
---------------------------------------------------------------- ---------------
HELPDESK
---------------------------------------------------------------- ---------------
Calls- U.S. (monthly)
---------------------------------------------------------------- ---------------
Calls - France (monthly)
---------------------------------------------------------------- ---------------
Calls - Out-of-Scope Locations (monthly)
---------------------------------------------------------------- ---------------
UCAR Staff - U.S.
---------------------------------------------------------------- ---------------
UCAR Staff - France
---------------------------------------------------------------- ---------------
UCAR Staff - Out-of-Scope Locations
---------------------------------------------------------------- ---------------
NETWORK
---------------------------------------------------------------- ---------------
Voice Facilities - U.S. (Number of handsets)
---------------------------------------------------------------- ---------------
IMAC - U.S. handsets (monthly)
---------------------------------------------------------------- ---------------
Data Facilities (Number of data lines)
---------------------------------------------------------------- ---------------

                                   SCHEDULE L

                         TERMINATION FOR CONVENIENCE FEE


The Termination for Convenience Fee schedule is as follows:

      YEAR                                     FEE($M)
      ----                                     -------

        4                                      $[TEXT DELETED]
        5                                      $[TEXT DELETED]
        6                                      $[TEXT DELETED]
        7                                      $[TEXT DELETED]
        8                                      $[TEXT DELETED]
        9                                      $[TEXT DELETED]
       10                                      $[TEXT DELETED]

The Termination for Convenience Fee will be an amount equal to (the termination fee applicable to the year in which the termination is effective minus the termination fee applicable to the next succeeding year) multiplied by (the value for the month in which the termination is effective divided by 12), plus the termination fee applicable to the next succeeding year. The values for each month are as follows:

April = 12               October = 6
May = 11                 November = 5
June = 10                December = 4
July = 9                 January = 3
August = 8               February = 2
September = 7            March = 1

                                   SCHEDULE M

                          TRAVEL AND EXPENSE GUIDELINES

This schedule provides CGI business travelers with a reasonable level of service and comfort at the lowest possible cost. The purpose of this schedule is to ensure there are clearly understood procedures for business travel and expenses incurred when traveling on UCAR's behalf:

        o UCAR will reimburse CGI for all reasonable and necessary expenses incurred while traveling on authorized UCAR business.

        o UCAR assumes no obligation to reimburse CGI for expenses that are NOT in compliance with this schedule.


AIR TRAVEL

        o Bookings should be made as early as possible to take advantage of advance purchase discounts. Travelers are expected to use the lowest logical published airfare.
        o Travelers are expected to fly in coach class at all times. Upgrades to business or first class may be allowed with proper UCAR authorization.
        o Should travel plans change, UCAR will not be charged for unused tickets without authorization.

LODGING

        Travelers on UCAR business are required, whenever possible, to use:

        o The least expensive property in a MODERATE or similar hotel category.
        o       Properties where UCAR has a negotiated rate.

RENTAL CAR

        CGI travelers may rent a car at their destination when it is cost effective to do so.

        CGI travelers are required, whenever possible, to book rental cars using the best rate available.

        Travelers should book rental cars in the INTERMEDIATE category, except for the following situations:

        o       When the traveler can be upgraded at no extra cost
        o       When three or more employees are traveling together
        o       When cars in the authorized category are not available
        o       When transporting excess baggage

REIMBURSEMENT FOR PERSONAL CAR USAGE

        Travelers will be reimbursed for business use of personal cars on a fixed scale at the then-current IRS rate. They WILL NOT be reimbursed for any repairs to their personal car resulting from business travel.

        To be reimbursed for use of their personal car for business, travelers must provide on their expense reports the date, location and purpose of the trip, mileage log, and receipts for gas, tolls and parking.

TELEPHONE USAGE

        UCAR will pay for no more than actual cost for any telephone calls.

MEALS AND ENTERTAINMENT

        Travelers on UCAR business will be reimbursed for reasonable personal and business meal expenses. Moderate restaurants should be used.

        Travelers will not be reimbursed for entertainment or entertaining customers.

EXPENSE REPORTING & INVOICES

        All travel and expenses shall be paid directly by CGI, and then appropriate travel expenses charged to UCAR by CGI through consolidated invoices.

        CGI travel and expense invoices will include sufficient detail to see the following:

        o       Name of traveler and purpose of trip
        o       Destination and dates of each trip
        o Each trip will have air, hotels, car, meals, and other expenses broken out separately.

        Receipts are not required with invoices but must be available along with the expense report for at least two years for review at UCAR's request.

                                   SCHEDULE N

                                   UCAR SITES


UNITED STATES

CLARKSBURG, WV
UCAR Carbon Company, Inc.
P.O. Box 2170
Clarksburg, WV 26302--2170
(304) 624-1200


CLARKSVILLE, TN
UCAR Carbon Company, Inc.
P.O. Box 1044
Clarksville, TN 37041-1044
(931) 552-5100


CLEVELAND, OH
Graftech Inc.
P.O. Box 94637
Cleveland, OH 44101
(216) 529-3777


COLUMBIA, TN
UCAR Carbon Company, Inc.
P.O. Box 218
Columbia, TN 38402-0218
(931) 380-1410


LAWRENCEBURG, TN
UCAR Carbon Company, Inc.
P.O. Box
Lawrenceburg, TN 38464
(931) 762-7101

NASHVILLE, TN
UCAR International Inc.
3102 West End Avenue
Suite 1100
Nashville, TN 37203
(615) 760-8227


NIAGARA FALLS, NY
UCAR Carbon Company, Inc.
P.O. Box 887
Niagara Falls, NY 14302-0887
(716) 278-3542


PARMA, OH
UCAR Carbon Company, Inc.
P.O. Box 6116
Cleveland, OH 44101
(216) 676-2000


FRANCE


CALAIS
UCAR S.N.C.
B.P. 478
F-62226 CALAIS CEDEX
FRANCE
33-3-21-19-1420


NOTRE DAME UCAR S.N.C.
Usine de Notre-Dame-de-Briancon
LA LECHERE
F-73264 AIGUEBLANCHE CEDEX
FRANCE
33-4-79-22-32-22

RUNGIS
UCAR S.N.C.
4, Place des Etats-Unis
SILIC 214
F-94518 RUNGIS, CEDEX
FRANCE
33-1-49-78-4600


VENISSIEUX
Carbone Savoie
30, rue Louis Jouvet
BP 16
VENISSIEUX CEDEX
F-69631 FRANCE
33-4-78-77-08-26

                                   SCHEDULE O

                                CURRENT PROJECTS


PROJECT        PURPOSE              PHASE                SCOPE                      TARGET COMPLETION        EST HOURS     RESOURCES
------------------------------------------------------------------------------------------------------------------------------------
[TEXT DELETED] The [TEXT DELETED]   [TEXT DELETED]       Replace the use of a       [TEXT DELETED]           [TEXT DELETED] [TEXT
               project was [TEXT                         [TEXT DELETED] containing                                          DELETED]
               DELETED] to provide                       [TEXT DELETED].  Develop
               a [TEXT DELETED] to                       an [TEXT DELETED] using
               [TEXT DELETED] from                       [TEXT DELETED] to allow
               [TEXT DELETED] into                       [TEXT DELETED] of [TEXT
               a [TEXT DELETED].                         DELETED].
                                    [TEXT DELETED]       A repository for [TEXT     [TEXT DELETED]           [TEXT DELETED] [TEXT
                                                         DELETED]. Develop an                                               DELETED]
                                                         [TEXT DELETED] using
                                                         [TEXT DELETED] to allow
                                                         [TEXT DELETED] of [TEXT
                                                         DELETED]. Provide support
                                                         uploading data from
                                                         outside data bases into
                                                         [TEXT DELETED].
                                    [TEXT DELETED]       [TEXT DELETED] data from   Phase is [TEXT DELETED]  [TEXT DELETED] [TEXT
                                                         the systems around the     with [TEXT DELETED]      days, Support  DELETED]
                                                         world. Interface           being the final element
                                                         development from the       to complete, no firm
                                                         [TEXT DELETED] in the      date established for
                                                         [TEXT DELETED]. Build an   completion.
                                                         extract process from the
                                                         [TEXT DELETED] in [TEXT
                                                         DELETED] and [TEXT
                                                         DELETED]. Provide a
                                                         mechanism to [TEXT
                                                         DELETED] around the [TEXT
                                                         DELETED]


PROJECT        PURPOSE              PHASE                SCOPE                      TARGET COMPLETION        EST HOURS     RESOURCES
------------------------------------------------------------------------------------------------------------------------------------

                                    [TEXT DELETED]       Collect all data related   [TEXT DELETED]           [TEXT DELETED] [TEXT
                                                         to spending from the       completed, no firm       work           DELETED]
                                                         various systems around     completion date has
                                                         the world. This [TEXT      been established
                                                         DELETED] phase would
                                                         follow the same model of
                                                         the [TEXT DELETED] and
                                                         [TEXT DELETED] all the
                                                         [TEXT DELETED].
                                    [TEXT DELETED] and   [TEXT DELETED] and [TEXT   [TEXT DELETED] and       Support for    [TEXT
                                    [TEXT DELETED]       DELETED] data from [TEXT   [TEXT DELETED] base      Sales [TEXT    DELETED]
                                                         DELETED] into a [TEXT      complete. Waiting to     DELETED] for
                                                         DELETED] designed for the  develop [TEXT DELETED]   forecasting
                                                         Graphtech business line.
                                                         Build an [TEXT
                                                         DELETED]
                                                         between the
                                                         [TEXT
                                                         deleted].
                                    [TEXT DELETED]       Extract information from   Target [TEXT DELETED]    [TEXT DELETED] [TEXT
                                                         the [TEXT DELETED] for                                             DELETED]
                                                         the purposes of [TEXT
                                                         DELETED].  [TEXT DELETED]
                                                         is currently [TEXT
                                                         DELETED].
                                    [TEXT DELETED]       A [TEXT DELETED] designed                           [TEXT DELETED]
                                                         to capture [TEXT DELETED]
                                                         and [TEXT DELETED] to
                                                         provide a [TEXT DELETED]
                                                         view of the information
[TEXT          Systems running in   [TEXT DELETED]       [TEXT DELETED] is          Target conversion for                   [TEXT
DELETED]       [TEXT DELETED], and                       substantially [TEXT        [TEXT DELETED] has not                  DELETED]
Compliance     [TEXT DELETED] must                       DELETED]. With work        been established.                       and
               be converted to                           remaining with the order   Users are contemplating                 [TEXT
               support the [TEXT                         processing system for      a [TEXT DELETED].                       DELETED]
               DELETED].                                 [TEXT DELETED], and [TEXT
                                                         DELETED].
                                    [TEXT DELETED]       [TEXT DELETED] is          [TEXT DELETED]. User                    [TEXT
                                                         substantially [TEXT        testing will need to be                 DELETED]
                                                         DELETED]. The various      completed by [TEXT
                                                         [TEXT DELETED] systems     DELETED].
                                                         are currently being
                                                         tested


PROJECT        PURPOSE              PHASE                SCOPE                      TARGET COMPLETION        EST HOURS     RESOURCES
------------------------------------------------------------------------------------------------------------------------------------
                                    [TEXT DELETED]       [TEXT DELETED] that need   Targeting [TEXT                         [TEXT
                                                         to be made [TEXT           DELETED] to [TEXT                       DELETED]
                                                         DELETED].  Support of      DELETED] in [TEXT                        and
                                                         user testing.              DELETED] and [TEXT                      [TEXT
                                                                                    DELETED].  Parallel run                 DELETED]
                                                                                    in [TEXT DELETED]
                                    [TEXT DELETED]       [TEXT DELETED]             [TEXT DELETED]
[TEXT DELETED] Using the [TEXT      [TEXT DELETED]       Provide technical support  Support will be          [TEXT DELETED] [TEXT
               DELETED] from [TEXT                       in the initial             required through the                    DELETED]
               DELETED], Build a                         development of the [TEXT   balance of the year.
               model representing                        DELETED]. Develop data
               the [TEXT DELETED].                       feeds from data extracts
                                                         from the various [TEXT
                                                         DELETED]. Using the [TEXT
                                                         DELETED] from the product
                                                         suite, [TEXT DELETED] and
                                                         [TEXT DELETED]. Develop
                                                         [TEXT DELETED] from the
                                                         [TEXT DELETED] into [TEXT
                                                         DELETED]
[TEXT DELETED] The [TEXT DELETED]   [TEXT DELETED]       [TEXT DELETED] has been    [TEXT DELETED]           [TEXT DELETED] [TEXT
               selected the [TEXT                        retained to provide the                             weeks per      DELETED]
               DELETED] to be                            bulk of support related                             interface
               their [TEXT                               to the implementation of
               DELETED] to be                            the [TEXT DELETED].  IT
               implemented [TEXT                         support is required to
               DELETED]                                  build [TEXT DELETED] the
                                                         [TEXT DELETED] and the
                                                         [TEXT DELETED] of the
                                                         country being
                                                         implemented. Each
                                                         interface takes about
                                                         [TEXT DELETED]
[TEXT DELETED] In support of the                         The [TEXT DELETED] is an   [TEXT DELETED] Target    No more than   [TEXT
               [TEXT DELETED]. The                       existing program.                                   [TEXT DELETED] DELETED]
               [TEXT DELETED]                            Interfaces need to be
               screen needs to be                        built [TEXT DELETED]
               modified to provide                       using [TEXT DELETED].
               a global view of
               [TEXT DELETED] and
               [TEXT DELETED].



PROJECT        PURPOSE              PHASE                SCOPE                      TARGET COMPLETION        EST HOURS     RESOURCES
------------------------------------------------------------------------------------------------------------------------------------
[TEXT DELETED] Take the [TEXT                            The vendor has released    [TEXT DELETED]           [TEXT DELETED] [TEXT
               DELETED] from                             the next version of [TEXT                                          DELETED]
               version [TEXT                             DELETED].
               DELETED] to [TEXT
               DELETED]
[TEXT DELETED] Take the [TEXT                            The vendor has released    [TEXT DELETED]           [TEXT DELETED] [TEXT
               DELETED] software                         the next version of                                                DELETED]
               from version [TEXT                        resolution [TEXT DELETED].
               DELETED] to [TEXT
               DELETED]
[TEXT DELETED] The purpose of this                       [TEXT DELETED] of data     [TEXT DELETED], waiting  [TEXT DELETED] [TEXT
               project is to [TEXT                       from payroll, breaks out   to install [TEXT                        DELETED]
               DELETED] the [TEXT                        benefits and employee      DELETED]
               DELETED] of [TEXT                         data. Sends data from
               DELETED] into the                         [TEXT DELETED] to [TEXT
               General Ledger.                           DELETED] for the General
                                                         Ledger. Creation of a
                                                         report for each site in
                                                         the US.
[TEXT DELETED] [TEXT DELETED]                            Build [TEXT DELETED] to    [TEXT DELETED] Target    [TEXT DELETED] [TEXT
               between the [TEXT                         the [TEXT DELETED] and     completion               weeks of [TEXT DELETED]
               DELETED] and the                          [TEXT DELETED] - [TEXT                              DELETED] time
               [TEXT DELETED] in                         DELETED].  [TEXT DELETED]
               use in the company.                       from the [TEXT DELETED]
                                                         Design complete, pgming
                                                         Build interface from the
                                                         [TEXT DELETED] system.
                                                         Using [TEXT DELETED]
[TEXT DELETED] Provide [TEXT                             [TEXT DELETED] has been    [TEXT DELETED]           [TEXT DELETED] [TEXT
               DELETED] of [TEXT                         completed to enhance                                days in [TEXT  DELETED]
               DELETED] performed                        [TEXT DELETED] of changes                           DELETED]
               in the [TEXT                              made to prices. Waiting
               DELETED] system                           to install sometime in
                                                         [TEXT DELETED]
Extend [TEXT   [TEXT DELETED]                            [TEXT DELETED] the [TEXT   [TEXT DELETED]           [TEXT DELETED] [TEXT
DELETED] to    production is                             DELETED] to provide [TEXT                           days in [TEXT  deleted]
[TEXT DELETED] reported [TEXT                            DELETED] of [TEXT                                   DELETED]        and
               DELETED] into the                         deleted].                                                          [TEXT
               [TEXT DELETED]                            [TEXT DELETED] has been                                            DELETED]
               system.  An [TEXT                         completed.  Waiting to
               DELETED]is [TEXT                          [TEXT DELETED].
               DELETED].



PROJECT        PURPOSE              PHASE                SCOPE                      TARGET COMPLETION        EST HOURS     RESOURCES
------------------------------------------------------------------------------------------------------------------------------------
[TEXT          [TEXT DELETED] has                        [TEXT DELETED] of [TEXT    [TEXT DELETED]           [TEXT DELETED] [TEXT
deleted]into   [TEXT DELETED] of                         DELETED] into [TEXT                                 days           DELETED]
[TEXT DELETED] the [TEXT DELETED].                       DELETED].  Currently
                                                         being [TEXT DELETED].
[TEXT          [TEXT DELETED] has                        The new [TEXT DELETED] of  No completion            min [TEXT      [TEXT
deleted] at    [TEXT DELETED] a                          [TEXT DELETED] will need   established UCAR and     DELETED] weeks.DELETED]
[TEXT          new [TEXT DELETED]                        to be installed and        CGI agree that this is
deleted]       of the [TEXT                              tested.  Interfaces with   a [TEXT DELETED] based
               DELETED]                                  other applications will    on [TEXT DELETED]
                                                         need to be checked.



                                   SCHEDULE P

                            [TEXT DELETED] COMMITMENT

1. During the term of this Agreement and in accordance with this Schedule P, UCAR will [TEXT DELETED] from [TEXT DELETED] resulting in [TEXT DELETED] to CGI from UCAR of $[TEXT DELETED] (excluding [TEXT DELETED] for [TEXT DELETED], and [TEXT DELETED] as modified in accordance with
        Section 2.2). CGI agrees that if UCAR elects to have CGI implement [TEXT DELETED], the [TEXT DELETED] resulting from that implementation will be applied to the preceding [TEXT DELETED].

2.      Definitions. As used in this Schedule:

               (a) "[TEXT DELETED]" is, with respect to each [TEXT DELETED], the actual dollar amount of [TEXT DELETED] (excluding [TEXT DELETED] for [TEXT DELETED] and [TEXT DELETED]) [TEXT DELETED] by [TEXT DELETED] from [TEXT DELETED] during that [TEXT DELETED].

               (b) "[TEXT DELETED]" is, with respect to each [TEXT DELETED], the amount, if any, by which the [TEXT DELETED] for that [TEXT DELETED] exceeds $[TEXT DELETED].

               (c) "[TEXT DELETED]" is the [TEXT DELETED] month period commencing with the Commencement Date and each [TEXT DELETED] month period thereafter during the Term.

               (d) "[TEXT DELETED]" is, with respect to each [TEXT DELETED], the amount, if any, that (i) the sum of (A) the [TEXT DELETED], and (B) the [TEXT DELETED] from all prior [TEXT DELETED] that have not previously been used to offset a prior [TEXT DELETED], is (ii) less than $[TEXT deleted].

3. Within thirty (30) days after the end of each [TEXT DELETED] and subject to Section 4 below, UCAR will pay CGI as follows:

               (a) At the end of the first [TEXT DELETED], UCAR will pay to CGI [TEXT DELETED] percent ([TEXT DELETED]%) of the [TEXT DELETED], if any, for that [TEXT DELETED].

               (b) At the end of the second [TEXT DELETED], UCAR will pay to CGI [TEXT DELETED] percent ([TEXT DELETED]%) of the [TEXT DELETED], if any, for that [TEXT DELETED] plus [TEXT DELETED] percent ([TEXT DELETED]%) of the sum of the [TEXT DELETED] for that [TEXT DELETED] and the [TEXT DELETED] for the [TEXT DELETED].

               (c) At the end of the third [TEXT DELETED], UCAR will pay to CGI [TEXT DELETED] percent ([TEXT DELETED]%) of the [TEXT DELETED], if any, for that [TEXT DELETED].

               (d) At the end of the fourth [TEXT DELETED], UCAR will pay to CGI [TEXT DELETED] percent ([TEXT DELETED]%) of the [TEXT DELETED], if any, for that [TEXT DELETED], plus [TEXT DELETED] percent ([TEXT DELETED]%) of the sum of the [TEXT DELETED] for that [TEXT DELETED] and the[TEXT DELETED] for the prior [TEXT DELETED].

4. CGI agrees that UCAR will be entitled to recover up to $[TEXT DELETED] of any [TEXT DELETED] for a [TEXT DELETED] by providing additional [TEXT DELETED] to CGI over the next [TEXT DELETED] succeeding months following the first [TEXT DELETED] and over the next [TEXT DELETED] succeeding months following each other [TEXT DELETED]. To the extent UCAR is able to [TEXT DELETED] that amount within that period, the amount owed by UCAR pursuant to Section 3 for that [TEXT DELETED] will be [TEXT DELETED], and any remaining amount will be payable as described in
        Section 3 within thirty days after the end of the [TEXT DELETED]. IF CGI owes UCAR a [TEXT DELETED] as a result of the [TEXT DELETED] pursuant to this Schedule P, that [TEXT DELETED] will be applied as a credit by CGI against the next invoice submitted to UCAR.




                                      P-2